Exhibit 10.34

T&M SFA (Rev. 6.0, 11/1/18)	Subcontract Form of Agreement

Dated 02/23/2020

Time-and-Material

Master Task Ordering Agreement (MTOA)

Subcontract Form of Agreement *

Subcontractor:	Perma-Fix Environmental Services, Inc.	Subcontract No.:	573512
Address:	1093 Commerce Park Drive, Ste. 300 Oak Ridge, TN 37830
Contact:	Tracey Spencer, Contract Administration Manager
Telephone:	(865) 690-0501 ext. 2081 - office
E-mail:	tspencer@perma-fix.com
D-U-N-S No.:	792117681	NAICS Code:	562910

This subcontract, effective on the date of signature by the last party to sign, is hereby made and entered into by and between Triad National Security, LLC (CONTRACTOR), and the above named SUBCONTRACTOR who hereby agree that all Work specified below, which is a portion of the goods and services to be provided by CONTRACTOR for the United States Department of Energy National Nuclear Security Administration (OWNER), shall be performed by the SUBCONTRACTOR in accordance with all the provisions of this subcontract.

1.	SUBCONTRACT DOCUMENTS: This subcontract consists of the following documents:

●	Subcontract Form of Agreement [Dated 02/23/2020]

●	T&M Appendix SFA-1, FAR & DEAR [DEVIATION] [Dated 02/23/2020]

●	T&M Exhibit “A” General Conditions [DEVIATION] [Dated 02/23/2020]

●	T&M Exhibit “B” Special Conditions [DEVIATION] [Dated 02/23/2020]

●	Exhibit “C” Form A-1 Schedule of Rates and Not-To-Exceed Amounts [Dated 02/23/2020]

●	Exhibit “D” Scope of Work and Technical Specifications [Dated 02/19/2020]

●	Appendix A- University of Washington Safety Requirements [Dated 10/14/19]

●	Appendix B - Example Task Order

●	Appendix 8-1 Service Contract Labor Standards

2.	WORK TO BE PERFORMED (Work): In accordance with the subcontract documents, SUBCONTRACTOR shall furnish all administrative, technical and professional services, and perform all operations, including the furnishing and supervision of all technical personnel and labor, and the furnishing of any equipment, material, tools, supplies and transportation necessary and required to satisfactorily:

Provide personnel, supervision, materials, supplies, equipment, tools, instrumentation, and all other incidental items and services necessary to complete tasks at University of Washington Harborview Campus in accordance with Exhibit D, Scope of Work dated February 19, 2020 and as amended.

Provide Waste Treatment Services at Washington Harborview Campus in accordance with Exhibit D, Scope of Work date February 19, 2020 and as amended.

Travel time by SUBCONTRACTOR personnel to and from the work assignment location is not considered Work under this subcontract and SUBCONTRACTOR will not be paid for such time unless otherwise specified in this subcontract or approved in writing by CONTRACTOR.

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Subcontract No. 573512	Page 1 of 3

Dated 02/23/2020

3.	ORDERING:

a.	All goods/services to be furnished under this subcontract including that, which is not explicitly set forth in Exhibit D (Scope of Work and Technical Specifications), shall be ordered through the issuance of a written Task Order by the Subcontract Administrator in a form substantially similar to the one set forth in Appendix B - Task Order Template. Such task orders may be issued anytime during the term of this subcontract.

b.	SUBCONTRACTOR shall accept or reject individual task orders within twenty-four (24) hours of the issuance of the task order. If SUBCONTRACTOR fails to reject the task order via written notice to the Subcontract Administrator within the allotted time, SUBCONTRACTOR shall be deemed to have accepted the task order.

c.	Each task order shall include a written scope of work, which includes any applicable specifications, terms, and conditions for completing the work. All work performed by SUBCONTRACTOR shall be on a time-and-material basis, subject to the schedule of rates set forth in Exhibit “C” Form A-1 Schedule of Rates to this subcontract unless different rates are explicitly set forth in an accepted task order. In the event of conflict between a task order’s terms and conditions and this subcontract, the terms of the Task Order shall control.

d.	Any labor categories, rates, materials, supplies, or services (including subcontractors to be retained by SUBCONTRACTOR) required for SUBCONTRACTOR to complete task order work that is not set forth in Exhibit “C” shall be set forth in writing, incorporated, and made part of the Task Order terms and conditions. Any additional labor categories not already identified in Exhibit “C”, but required for performance of existing or anticipated tasks shall be requested in advance of mobilization of personnel. Any additional equipment or services not already identified and priced in Exhibit “C” and required for performance of Task Orders shall be requested in advance of deployment and shall be added to relevant Task Orders and priced as required in advance of Task Order performance.

5.	PERIOD OF PERFORMANCE:

a.	Initial Term

The initial term of this subcontract, during which CONTRACTOR may issue releases and SUBCONTRACTOR will deliver the goods/services specified on the releases issued hereunder, is June 04, 2019 through June 03, 2020.

b.	Option to Extend

(1)	CONTRACTOR may extend the term of this subcontract by giving written notice to the SUBCONTRACTOR by the date specified as the expiration date of the subcontract. CONTRACTOR shall attempt to give the SUBCONTRACTOR a preliminary written notice of its intent to extend the term of the subcontract at least sixty (60) days before the then current expiration date; however, the preliminary notice shall not be a commitment by CONTRACTOR to extend the term of the subcontract. Failure to provide the preliminary notice at least sixty (60) days before the current expiration date does not prevent CONTRACTOR from the exercise of an option. The exercise of an option to extend the term of this subcontract shall be accomplished by a bilateral written subcontract modification issued by CONTRACTOR.

(2)	The term of this subcontract may be extended pursuant to this clause for up to twelve (12) months beyond the initial term. Such extension may be made from time to time or in one modification. However, the total duration of this subcontract, including the exercise of options under this clause, shall not exceed twenty-four (24) Months.

6.	CEILING PRICE:

This subcontract is priced on a Time-and-Materials basis. The Ceiling Price for all work called for under this subcontract is Twenty Five Million US Dollars ($25,000,000.00). Payments will be made to SUBCONTRACTOR in accordance with the prices set forth in Exhibit “C” and with the payment provisions of this subcontract. The SUBCONTRACTOR waives its right to monies to which it might otherwise have been entitled for any amount expended in excess of the ceiling price.

This subcontract embodies the entire agreement between CONTRACTOR and SUBCONTRACTOR and supersedes all other writings. The parties shall not be bound by or be liable for any statement, representation, promise, inducement or understanding not set forth herein.

Subcontract No. 573512	Page 2 of 3

Subcontract No. 573512	Page 3 of 3

T&M SFA-1 (Rev. 9.0, 11/1/18) [Deviation]	Appendix SFA-1

Appendix SFA-1

FAR & DEAR Clauses Incorporated By Reference

(a)	The Federal Acquisition Regulation (FAR) and the Department of Energy Acquisition Regulation (DEAR) clauses which are incorporated by reference herein shall have the same force and effect as if printed in full text.

(b)	Full text of the referenced clauses may be accessed electronically by copying and pasting the appropriate URL address in your web browser:

FAR clauses:	https://www.acquisition.gov/browse/far/52
DEAR 952 clauses:	https://www.ecfr.gov/cgi-bin/text-
idx?SID=838834e575ead9ec27ea415e492b42ee&mc=true&tpl=/ ecfrbrowse/Title48/48cfr952_main_02.tpl
DEAR 970 clauses:	https://www.ecfr.gov/cgi-bin/text-
idx?SID=838834e575ead9ec27ea415e492b42ee&mc=true&tpl=/ ecfrbrowse/Title48/48cfr970_main_02.tpl

(c)	The following alterations shall apply to FAR and DEAR clauses wherever necessary to make the context of the unmodified FAR and DEAR clauses applicable to this subcontract.

(1)	The term “Contractor” shall mean “SUBCONTRACTOR;”

(2)	The term “Contract” shall mean this subcontract; and

(3)	The term “DOE”, “Government,” “Contracting Officer” and equivalent phrases shall mean CONTRACTOR and/or CONTRACTOR’S representative, except the terms “Government” and “Contracting Officer” do not change:

(i)	In the phrases “Government Property,” “Government-Furnished Property,” and “Government-Owned Property;”

(ii)	In any patent clauses incorporated herein;

(iii)	When a right, act, authorization or obligation can be granted or performed only by the Government or the prime contract Contracting Officer or his duly authorized representative;

(iv)	When title to property is to be transferred directly to the Government;

(v)	When access to proprietary financial information or other proprietary data is required except for authorized audit rights; and

(vi)	Where specifically modified herein.

(4)	For authorized audit rights, the term “Contracting Officer or an authorized representative of the Contracting Officer” shall also include “CONTRACTOR, or an authorized representative of CONTRACTOR.”

(d)	Each of the individual FAR/DEAR clauses listed below is incorporated by reference into this subcontract when the condition(s) for applicability is/are met.

T&M SFA-1 (Rev. 9.0, 11/1/18) [Deviation]	Appendix SFA-1

THE FOLLOWING CLAUSES APPLY TO THIS SUBCONTRACT REGARDLESS OF THE AMOUNT OF THE SUBCONTRACT PRICE, UNLESS OTHERWISE NOTED:

Clause Number	Title and Date	Additional Conditions of Applicability

FAR 52.203-19	Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017)	Applies in all solicitations and resultant subcontracts, other than personal services subcontracts with individuals.
FAR 52.215-22	Limitations on Pass-Through Charges -- Identification of Subcontract Effort (Oct 2009)	Applies if subcontractor intends to subcontract to a lower-tier subcontractor more than 70 percent of the total cost of work to be performed under its subcontract.
FAR 52.216-7	Allowable Cost and Payment (Jun 2013)	Applies only to the portion of the T&M subcontract that provides for reimbursement of materials (as defined in FAR 52.232-7) at actual cost. This clause does not apply to labor- hour subcontracts.
FAR 52.222-4	Contract Work Hours and Safety Standards Act - Overtime Compensation (May 2014)

Applies to subcontracts that may require or involve the employment of laborers and mechanics. If applicable, only paragraphs (a) through (d) apply to subcontracts. Furthermore, if applicable, SUBCONTRACTOR shall flow down paragraphs (a) through (d) to all its lower-tier subcontracts that may require or involve the employment of laborers and mechanics.

FAR 52.222-50	Combating Trafficking In Persons (Mar 2015)

Applies in all subcontracts and in all contracts with agents (as defined in FAR 52.222-50). The requirements in paragraph (h) of this clause apply only to any portion of a subcontract that— (A) Is for supplies, other than commercially available off-the- shelf items, acquired outside the United States, or services to be performed outside the United States; and (B) Has an estimated value that exceeds $500,000.

FAR 52.222-62	Paid Sick Leave Under Executive Order 13706 (Jan 2017)	Applies in subcontracts for commercial items, as that term is defined in FAR subpart 2.101.
FAR 52.223-3	Hazardous Material Identification and Material Safety Data (Jan 1997) Alternate I (Jul 1995)	Applies only if subcontract involves delivery of hazardous materials as defined in FAR subpart 23.301. If applicable, the term “Government” as used in this clause means “CONTRACTOR and the Government.
FAR 52.225-13	Restrictions on Certain Foreign Purchases (Jun 2008)
FAR 52.227-3	Patent Indemnity (Apr 1984)	Applies in subcontracts that may result in the delivery of commercial items, as that term is defined in 48 CFR subpart 2.1.
FAR 52.227-23	Rights to Proposal Data (Technical) (Jun 1987)	Applies if subcontract is based on consideration of a technical proposal.
FAR 52.232-7	Payments Under Time-and-Materials and Labor-Hour Contracts (Aug 2012)
FAR 52.232-39	Unenforceability of Unauthorized Obligations (Jun 2013)
FAR 52.242-1	Notice of Intent to Disallow Costs (Apr 1984)
FAR 52.244-6	Subcontracts for Commercial Items (Jan 2017)
FAR 52.245-1	Government Property (Jan 2017)	Applies to all time-and-material solicitations and subcontracts, and labor-hour solicitations when property is expected to be furnished.
FAR 52.245-9	Use and Charges (Apr 2012)	Applies when FAR 52.245-1 is applicable.
FAR 52.246-6	Inspection - Time-and-Materials and Labor-Hour (May 2001)
FAR 52.247-63	Preference for U.S.-Flag Air Carriers (Jun 2003)	Applies if performance of subcontract may involve international air transportation.
FAR 52.247-64	Preference for Privately Owned U.S.- Flag Commercial Vessels (Feb 2006)	Applies in all subcontracts, except those described in paragraph (e)(4) of FAR 52.247-64.

T&M SFA-1 (Rev. 9.0, 11/1/18) [Deviation]	Appendix SFA-1

THE FOLLOWING CLAUSES APPLY TO THIS SUBCONTRACT REGARDLESS OF THE AMOUNT OF THE SUBCONTRACT PRICE, UNLESS OTHERWISE NOTED:

FAR 52.249-6	Termination (Cost-Reimbursement) (May 2004) Alternate IV (Sep 1996)	Paragraphs (e), (j) and (n) are deleted, and the period for submitting the subcontractor’s termination settlement proposal in paragraph (f) is reduced to 6 months.
FAR 52.249-14	Excusable Delays (Apr 1984)
DEAR 952.208-70	Printing (Apr 1984)
DEAR 952.250-70	Nuclear Hazards Indemnity Agreement (Aug 2016)	Applies only if performance of subcontract may involve the risk of public liability, as that term is defined in the Atomic Energy Act of 1954, as amended, with the additional conditions described in DEAR 952.250-70(d)(2).
DEAR 970.5225-1	Compliance with Export Control Laws and Regulations (Nov 2015)
DEAR 970.5229-1	State and Local Taxes (Dec 2000)	Paragraph (b) is deleted.
DEAR 970.5232-3	Accounts, Records, and Inspection (Dec 2010)

THE FOLLOWING CLAUSES APPLY ONLY IF THE SUBCONTRACT PRICE EXCEEDS $2,500:

Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.222-41	Service Contract Labor Standards (May 2014)	Unless exempted, applies if the principal purpose of the subcontract is to furnish services in the United States through the use of service employees. See FAR subparts 22.1003-3 and 22.1003-4 for exemptions to SCA.
FAR 52.222-42	Statement of Equivalent Rates for Federal Hires (May 2014)	Applies if FAR 52.222-41 is applicable.
FAR 52.222-43	Fair Labor Standards Act and Service Contract Labor Standards—Price Adjustment (Multiple Year and Option Contracts) (Aug 2018)	Applies if FAR 52.222-41 is applicable, and subcontract is a multiple year or has options to renew.
FAR 52.222-44	Fair Labor Standards Act and Service Contract Labor Standards—Price Adjustment (May 2014))	Applies if FAR 52.222-41 is applicable, and subcontract is not a multiple year or does not have options to renew.
FAR 52.222-51	Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment— Requirements (May 2014)	Applies if SUBCONTRACTOR has made the certification specified in FAR 52.222-48(a).
FAR 52.222-53	Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services— Requirements (May 2014)	Applies if SUBCONTRACTOR has made the certification specified in FAR 52.222-52(a).
FAR 52.222-55	Minimum Wages Under Executive Order 13658 (Dec 2015)	Applies in all subcontracts, regardless of dollar value, that are subject to the Service Contract Labor Standards statute or the Wage Rate Requirements (Construction) statute, and are to be performed in whole or in part in the United States.

THE FOLLOWING CLAUSES APPLY ONLY IF THE SUBCONTRACT PRICE EXCEEDS $3,500:

Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.222-54	Employment Eligibility Verification (Oct 2015)

Applies in each subcontract that—

(1) Is for—

(i) Commercial or noncommercial services (except for commercial services that are part of the purchase of a COTS item (or an item that would be a COTS item, but for minor modifications), performed by the COTS provider, and are normally provided for that COTS item); or

(ii) Construction;

(2) Has a value of more than $3,500; and

(3) Includes work performed in the United States.

T&M SFA-1 (Rev. 9.0, 11/1/18) [Deviation]	Appendix SFA-1

THE FOLLOWING CLAUSES APPLY ONLY IF THE SUBCONTRACT PRICE EXCEEDS $10,000:

Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.222-3	Convict Labor (Jun 2003)	Applies if subcontract will be performed in the United States, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, or the U.S. Virgin Islands.
FAR 52.222-21	Prohibition of Segregated Facilities (Apr 2015)	Applies if FAR 52.222-26, Equal Opportunity, is applicable.
FAR 52.222-26	Equal Opportunity (Sep 2016)	Applies unless one of the exemptions listed in FAR Subpart 22.807(b) is applicable.
FAR 52.222-40	Notification of Employee Rights Under the National Labor Relations Act (Dec 2010)	Applies in subcontracts that will be performed wholly or partially in the United States, unless exempted by the rules, regulations, or orders of the Secretary of Labor issued pursuant to section 3 of Executive Order 13496 of January 30, 2009.
FAR 52.223-18	Encouraging Contractor Policies to Ban Text Messaging While Driving.(Aug 2011)
FAR 52.225-1	Buy American Act – Supplies (May 2014)	Applies if the acquisition is for supplies for use within the United States; and none of the exceptions to the Buy American Act apply (e.g., nonavailability, public interest, or information technology that is a commercial item).
FAR 52.232-23	Assignment of Claims (May 2014) Alternate I (Apr 1984)

THE FOLLOWING CLAUSES APPLY ONLY IF THE SUBCONTRACT PRICE EXCEEDS $15,000:

Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.222-36	Equal Opportunity for Workers with Disabilities (Jul 2014)	Applies unless exempted by the rules, regulations, or orders of the Secretary of Labor.

THE FOLLOWING CLAUSES APPLY ONLY IF THE SUBCONTRACT PRICE EXCEEDS $100,000:

Clause Number	Title and Date	Additional Conditions of Applicability
DEAR 970.5227-5	Notice and Assistance Regarding Patent and Copyright Infringement (Dec 2000)

THE FOLLOWING CLAUSES APPLY ONLY IF THE SUBCONTRACT PRICE IS $150,000 OR MORE:

Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.222-35	Equal Opportunity for Veterans (Oct 2015)	Applies unless exempted by the rules, regulations, or orders of the Secretary of Labor.
FAR 52.222-37	Employment Reports on Veterans (Feb 2016)	Applies unless exempted by the rules, regulations, or orders of the Secretary of Labor.

THE FOLLOWING CLAUSES APPLY ONLY IF THE SUBCONTRACT PRICE EXCEEDS $150,000:

Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.203-7	Anti-Kickback Procedures (May 2014)	Paragraph (c) (1) is deleted.
FAR 52.203-12	Limitation On Payments To Influence Certain Federal Transactions (Oct 2010)

THE FOLLOWING CLAUSES APPLY ONLY IF THE SUBCONTRACT PRICE EXCEEDS $250,000:

Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.203-3	Gratuities (Apr 1984)
FAR 52.203-5	Covenant Against Contingent Fees (May 2014)	Applies only if subcontract is for non-commercial items.
FAR 52.203-6	Restrictions on Subcontractor Sales to the Government (Sep 2006)	Alternate I (Oct 1995) is also applicable if subcontract is for commercial items.

T&M SFA-1 (Rev. 9.0, 11/1/18) [Deviation]	Appendix SFA-1

THE FOLLOWING CLAUSES APPLY ONLY IF THE SUBCONTRACT PRICE EXCEEDS $250,000:

Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.203-8	Cancellation, Rescission, And Recovery Of Funds For Illegal Or Improper Activity (May 2014)	Applies only if subcontract is for non-commercial items.
FAR 52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity (May 2014)	Applies only if subcontract is for non-commercial items. If applicable, in paragraph (d) the term “Government” means “Government or CONTRACTOR.”
FAR 52.203-17	Contractor Employee Whistleblower Rights and Requirement to Inform Employees of Whistleblower Rights (Apr 2014)
FAR 52.215-2	Audit and Records –Negotiation (Oct 2010)

Applies in solicitations and subcontracts that exceed the simplified acquisition threshold, and—

(1) That are cost-reimbursement, incentive, time-and- materials, labor-hour, or price-redeterminable type or any combination of these;

(2) For which certified cost or pricing data are required; or

(3) That require subcontractor to furnish reports as discussed in paragraph (e) of this clause.

FAR 52.219-8	Utilization of Small Business Concerns (Nov 2016)	Applies if subcontract offers further subcontracting opportunities and is to be performed within the United States and its outlying areas. If applicable and the subcontract exceeds $700,000 ($1,500,000 for construction of any public facility), SUBCONTRACTOR shall include FAR 52.219–8 in its lower tier subcontracts (except subcontracts to small business concerns) that offer further subcontracting possibilities.
FAR 52.222-17	Nondisplacement of Qualified Workers (May 2014)	Applies in in solicitations and subcontracts for (1) service contracts, as defined at FAR 22.001, (2) that succeed subcontracts for performance of the same or similar work at the same location and (3) that are not exempted by FAR 22.1203-2 or waived in accordance with FAR 22.1203-3.
FAR 52.227-1	Authorization and Consent.(Dec 2007) Alternate I (Apr 1984)
FAR 52.232-17	Interest (May 2014)	Applies unless one of the exemptions listed in FAR Subpart 32.611(a) is applicable.
DEAR 952.209-72	Organizational Conflicts of Interest (Aug 2009) with Alternate I	Applies if subcontract is for advisory and assistance services, as defined in FAR Subpart 2.101. The activities and programs listed in FAR Subpart 37.202 are excluded or exempted from the definition of advisory or assistance services.

THE FOLLOWING CLAUSES APPLY ONLY TO A NEGOTIATED SUBCONTRACT IF THE SUBCONTRACT PRICE EXCEEDS $2,000,000:

Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.230-2	Cost Accounting Standards (Oct 2015), excluding paragraph (b)	Applies unless the subcontract is: (1) exempted from CAS (see 48 CFR 9903.201-1 (FAR Appendix)), or (2) subject to modified CAS coverage (see 48 CFR 9903.201-2 (FAR Appendix)) or (3) awarded to a foreign concern. When applicable, paragraph (b) is deleted and SUBCONTRACTOR shall include the substance of this clause, without paragraph (b), in all other subcontracts of any tier.
FAR 52.230-3	Disclosure And Consistency Of Cost Accounting Practices (Oct 2015), excluding paragraph (b)

Applies only to a negotiated subcontract that exceeds $2,000,000 but is less than $50 million, and the offeror certifies it is eligible for and elects to use modified CAS coverage. When applicable, paragraph (b) is excluded, and SUBCONTRACTOR shall include this clause in all other subcontracts of any tier, except those exempted by FAR 52.230-3 (d)).

FAR 52.230-6	Administration of Cost Accounting Standards (Jun 2010)	Applies if FAR 52.230-2, 52.230-3, 52.230-4 or 52.230-5 is applicable.

T&M SFA-1 (Rev. 9.0, 11/1/18) [Deviation]	Appendix SFA-1

THE FOLLOWING CLAUSES APPLY ONLY TO A NEGOTIATED SUBCONTRACT IF THE SUBCONTRACT PRICE EXCEEDS $2,000,000:

Clause Number	Title and Date	Additional Conditions of Applicability
DEAR 970.5232-5	Liability With Respect To Cost Accounting Standards (Dec 2000)	Applies if any Cost Accounting Standards clauses are included (i.e., FAR 52.230-2, 52.230-3, 52.230-6).

THE FOLLOWING CLAUSES APPLY ONLY IF THE SUBCONTRACT PRICE EXCEEDS $2,000,000 AND THE SUBCONTRACTOR IS REQUIRED TO SUBMIT COST OR PRICING DATA, OR WHERE PREAWARD OR POSTAWARD COST DETERMINATIONS WILL BE SUBJECT TO FAR PART 31, CONTRACT COST PRINCIPLES AND PROCEDURES:
Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.215-10	Price Reduction for Defective Certified Cost or Pricing Data (Aug 2011)	Applies unless one of the exceptions in FAR 15.403-1(b) is applicable.
FAR 52.215-11	Price Reduction for Defective Certified Cost or Pricing Data – Modifications (Aug 2011)	Applies if modification exceeds $2,000,000, none of the exceptions in FAR 15.403-1(b) are applicable to modification, and FAR 52.215-10 was not applicable to subcontract.
FAR 52.215-12	Subcontractor Certified Cost or Pricing Data (Oct 2010)	Applies if FAR 52.215-10 is applicable.
FAR 52.215-13	Subcontractor Certified Cost or Pricing Data – Modifications (Oct 2010)	Applies if FAR 52.215-11 is applicable.
FAR 52.215-15	Pension Adjustments and Asset Reversions (Oct 2010)
FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other Than Pensions (July 2005)

Applies in solicitations and subcontracts for which it is anticipated that certified cost or pricing data will be required or for which any preaward or postaward cost determinations will be subject to FAR part 31.

FAR 52.215-19	Notification of Ownership Changes (Oct 1997)	Applies in solicitations and subcontracts for which it is contemplated that certified cost or pricing data will be required or for which any preaward or postaward cost determinations will be subject to FAR part 31.

THE FOLLOWING CLAUSES APPLY ONLY IF THE SCOPE OF WORK REQUIRES THE DESIGN / REDESIGN, DEVELOPMENT, OR OPERATION OF A SYSTEM OF RECORDS ON INDIVIDUALS THAT IS SUBJECT TO THE PRIVACY ACT OF 1974:

Clause Number	Title and Date	Additional Conditions of Applicability
FAR 52.224-1	Privacy Act Notification (Apr 1984)	Applies if subcontract scope of work requires redesign, development or operation of a system of records on individuals that is subject to the Privacy Act of 1974.
FAR 52.224-2	Privacy Act (Apr 1984)

THE FOLLOWING CLAUSES APPLY AS STATED IN THE CONDITIONS OF APPLICABILITY:

Clause Number	Title and Date	Conditions of Applicability
FAR 52.203-13	Contractor Code of Business Ethics and Conduct (Oct 2015)	Applies only in subcontracts that have a value in excess of $5.5 million and a performance period of more than 120 days.
FAR 52.203-15	Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009 (Jun 2010)	Applies only in subcontracts for commercial items as defined in FAR subpart 2.101 that are funded under the Act.
FAR 52.204-21	Basic Safeguarding of Covered Contractor Information Systems (Jun 2016)	Applies only in subcontracts for commercial items (other than commercially available off-the-shelf items), in which the subcontractor may have Federal contract information residing in or transiting through its information system.
FAR 52.209-6	Protecting the Government’s Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (Oct 2015)	Applies in solicitations and subcontracts, other than a subcontract for commercially available off-the-shelf (COTS) items, where the subcontract value exceeds $35,000.
FAR 52.222-1	Notice To The Government Of Labor Disputes (Feb 1997)	Applies if a potential labor dispute may delay the timely performance of the CONTRACTOR’S Prime Contract with DOE/NNSA.

T&M SFA-1 (Rev. 9.0, 11/1/18) [Deviation]	Appendix SFA-1

THE FOLLOWING CLAUSES APPLY AS STATED IN THE CONDITIONS OF APPLICABILITY:

Clause Number	Title and Date	Conditions of Applicability
FAR 52.223-7	Notice of Radioactive Materials (Jan 1997)	Applies if items containing either radioactive material (requiring specific licensing under the regulations issued pursuant to the Atomic Energy Act of 1954, as amended) or other radioactive material (not requiring specific licensing in which the specific activity is greater than 0.002 microcuries per gram or the activity per item equals or exceeds 0.01 microcuries) are to be delivered or serviced under this subcontract. If applicable, SUBCONTRACTOR shall notify CONTRACTOR, in writing, 30 days prior to delivery of, or prior to completion of any servicing required by this subcontract.
FAR 52.224-3	Privacy Training.(Jan 2017)

Applies when subcontractor employees will–

(1) Have access to a system of records;

(2) Create, collect, use, process, store, maintain, disseminate, disclose, dispose, or otherwise handle personally identifiable information; or

(3) Design, develop, maintain, or operate a system of records.

FAR 52.227-14	Rights in Data - General (May 2014) as modified by DEAR 927.409(a), including Alternate V (Dec 2007)	Applies in subcontracts in which technical data or computer software is expected to be produced and in subcontracts for supplies that contain a requirement for production or delivery of data.
FAR 52.227-16	Additional Data Requirements (Jun 1987)	Applies if subcontract involves experimental, developmental, research or demonstration work.
FAR 52.232-40	Providing Accelerated Payments to Small Business Subcontractors. (Dec 2013)	Applies only to subcontracts with Small Business Concerns.
DEAR 970.5208-1	Printing (Dec 2000)	Applies when printing is required, as “printing” is defined in Title I, Definitions, of the U.S. Government Printing and Binding Regulations (http://jcp.senate.gov/jcpregs.pdf)
DEAR 970.5227-12	Patent Rights Management and Operating Contracts, For-Profit Contractor, Advance Class Waiver (Dec 2000)	Applies if subcontract covers or is likely to cover subject matter that is classified for reasons of security.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

EXHIBIT “A”

GENERAL CONDITIONS

TABLE OF CONTENTS

GC	Title	Page
GC-1	DEFINITIONS (Nov 2018)	2
GC-2A	AUTHORIZED REPRESENTATIVES, COMMUNICATIONS AND NOTICES (Jan 2010)	2
GC-3	INDEPENDENT CONTRACTOR (Jun 2009)	3
GC-4	SUBCONTRACT INTERPRETATION (Jun 2009)	3
GC-5	NOTICE TO PROCEED (Jul 2011) [Deviation]	3
GC-6	ORDER OF PRECEDENCE (Jun 2009)	4
GC-7	STANDARDS AND CODES (Jun 2009)	4
GC-8	LAWS AND REGULATIONS (Nov 2018)	4
GC-9	PERMITS (Jun 2009)	4
GC-10	TAXES (Jun 2009)	5
GC-11	NEW MEXICO GROSS RECEIPTS TAX (Jun 2009)	5
GC-12	FINES AND PENALTIES (Jun 2009)	5
GC-13	CONTRACTOR’S RIGHT TO OFFSET (Jan 2010)	5
GC-14	LABOR, PERSONNEL AND WORK RULES (Jun 2009)	5
GC-15	COMMERCIAL ACTIVITIES (Jun 2009)	6
GC-16	NONDISCLOSURE, PUBLICITY AND ADVERTISING (Jan 2010)	6
GC-17	ENVIRONMENTAL, SAFETY AND HEALTH REQUIREMENTS (Jun 2009)	6
GC-25	OVERSIGHT OF WORK BY SUBCONTRACTOR (Jun 2009)	6
GC-30	CONTRACTOR’S COMPLIANCE WITH DOE DIRECTIVES (Jun 2009)	7
GC-31A	INSPECTION AND TESTING (Jun 2009)	7
GC-35A	CHANGES (Jun 2009)	7
GC-36	DISPUTES (Jan 2010)	7
GC-37	BANKRUPTCY (Jun 2009)	10
GC-38	RECORDS AND AUDIT (Jun 2009)	10
GC-39A	WARRANTY (Jun 2009)	10
GC-41	INDEMNITY (Jun 2009- REVISED JULY 2019)	11
GC-42	PATENT AND INTELLECTUAL PROPERTY INDEMNITY (Jun 2009)	11
GC-43	ASSIGNMENTS (Jun 2009)	12
GC-45	EXPORT COMPLIANCE (Jun 2009)	12
GC-46	SUBCONTRACTS (Jul 2011) [Deviation]	14
GC-48B	TERMINATION (Jun 2009)	14
GC-49A	FINAL INSPECTION AND ACCEPTANCE (Jun 2009)	14
GC-50	NON-WAIVER (Jan 2010)	14
GC-51A	REPRESENTATIONS AND CERTIFICATIONS (Mar 2012) (Does not apply in subcontracts below $2,500)	15
GC-52	SUBCONTRACT CLOSE-OUT CERTIFICATION AND RELEASE REQUIREMENTS (Jun 2009)	15
GC-55	SEVERABILITY (Jun 2009)	15
GC-56	SURVIVAL (Jun 2009)	15
GC-57	RELEASE AGAINST CLAIMS (Jun 2009)	16
GC-58	ACCOUNTS, RECORDS AND INSPECTION (Jan 2010)	16
GC-59	CERTIFICATION REGARDING FORMER UC OR CONTRACTOR EMPLOYEES (Feb 2015)	17
GC-60	SUBCONTRACTS WITH CONTRACTOR’S TEAM MEMBERS AND TEAM MEMBER AFFILIATES (Nov 2018)	18
GC-77	GREEN / SUSTAINABLE PRODUCTS (Feb 2015)	18
GC-80B	INVOICING AND PAYMENT (Nov 2018)	19
GC-82	ON-SITE USE OF RADIOACTIVE MATERIAL (Aug 2014)	20
GC-84	ASSESSMENT OF SUBCONTRACTOR’S PERFORMANCE (Aug 2014)	20
GC-85	LOWER-TIER SUBCONTRACTORS (Aug 2014)	20
GC-86	PROGRESS REPORTS (Aug 2014)	21
GC-88	MINIMUM WAGES UNDER EXECUTIVE ORDER 13658 (Mar 2015)	21
GC-999	STOP WORK ORDER (AUG 1989) [Deviation]	22

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

GC-1	DEFINITIONS (Nov 2018)

“CONTRACTOR” means Triad National Security, LLC (Triad), a limited liability company, which manages and operates Los Alamos National Laboratory (LANL) pursuant to Contract No. 89233218CNA000001 between the U.S. Department of Energy (DOE) / National Nuclear Security Administration (NNSA) and Triad. CONTRACTOR also means Subcontract Administrator, the individual authorized to act on behalf of Triad.

“Beneficial Occupancy” or “Use and Possession Prior to Completion”, if used in this subcontract or task order, means the procedure where CONTRACTOR occupies or makes use of any part of the Work, in accordance with General Condition GC-29 USE OF COMPLETED PORTIONS OF WORK.

“Days” means calendar days unless otherwise provided.

“FAR” means the Federal Acquisition Regulations at 48 CFR Chapter 1.

“Final Acceptance” means CONTRACTOR’S acceptance of all of the Work as a whole following SUBCONTRACTOR completion and successful inspection and testing. It is conclusive except for latent defects, gross mistakes or fraud.

“Final Completion”, if used in this subcontract or task order, means the point when all of the Work reasonably inferable from Subcontract Documents has been completed, as determined by CONTRACTOR. This includes the final cleanup of the premises, completion of all final inspection punch list items, and submission of all remaining contractual documents.

“GOVERNMENT” means the United States of America and includes the DOE / NNSA “Jobsite” means a site at which the Work shall be performed under this subcontract.

“Laboratory” or “LANL” means the geographical location of Los Alamos National Laboratory, a federally funded research and development center owned by the DOE / NNSA.

“Subcontract” means this agreement, including all attachments, appendices, sections, exhibits, schedules, and revisions hereto, as issued from time to time.

“Subcontract Documents” denotes this Subcontract and those appendices and exhibits referenced thereon.

“SUBCONTRACTOR” means the company, corporation, partnership, individual, or other entity to which this Subcontract is issued, its authorized representatives, successors, and permitted assigns

“Substantial Completion”, if used in this subcontract or task order, means the point when the Work or a designated portion of the Work is sufficiently complete, in accordance with the Subcontract Documents, so that CONTRACTOR may use or occupy the Work or designated portion thereof for its intended purpose, as determined by CONTRACTOR. Additional requirements for achieving Substantial Completion are provided in Exhibit D, Scope of Work and Technical Specifications.

“Work”, “Goods” or “Services” means all the stated or implied activities to be performed by SUBCONTRACTOR as required by the Subcontract Documents, including the furnishing and supervision of all technical personnel and labor, and the supply of equipment, materials, and supplies necessary to perform this Subcontract.

GC-2A	AUTHORIZED REPRESENTATIVES, COMMUNICATIONS AND NOTICES (Jan 2010)

Unless otherwise specified, all notices and communications in accordance with or related to this subcontract shall be between authorized representatives designated in writing by the parties and shall comply with security requirements set forth in Exhibit G “Security Requirements”. Notices shall be in writing and may be served either personally on the authorized representative of the receiving party, by electronic scanned document attached to an email, by facsimile, by courier or express delivery, or by certified mail to the address shown on the face of this subcontract or as directed by notice.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

GC-3	INDEPENDENT CONTRACTOR (Jun 2009)

SUBCONTRACTOR represents that it is fully experienced, properly qualified, registered, licensed, equipped, organized, and financed to perform the Work under this subcontract. SUBCONTRACTOR shall act as an independent contractor and not as the agent of CONTRACTOR or GOVERNMENT in performing this subcontract, maintaining complete control over its employees and all of its suppliers and subcontractors of any tier. Nothing contained in this subcontract or any lower-tier purchase order or subcontract awarded by SUBCONTRACTOR shall create any contractual relationship between any lower- tier supplier or subcontractor and either CONTRACTOR or GOVERNMENT. SUBCONTRACTOR shall perform the Work hereunder in accordance with its own methods subject to compliance with the subcontract.

GC-4	SUBCONTRACT INTERPRETATION (Jun 2009)

All questions concerning interpretation or clarification of this subcontract by SUBCONTRACTOR shall be immediately submitted in writing to CONTRACTOR for resolution. Subject to the provisions of the General Condition titled “CHANGES,” all determinations, instructions, and clarifications of CONTRACTOR shall be final and conclusive unless SUBCONTRACTOR believes such determinations, instructions or clarifications are fraudulent or capricious, or arbitrary, or so grossly erroneous as necessarily to imply bad faith, or not supported by substantial evidence, in which case SUBCONTRACTOR shall proceed under the terms of the Disputes clause.

At all times SUBCONTRACTOR shall proceed with the Work in accordance with the determinations, instructions, and clarifications of CONTRACTOR. SUBCONTRACTOR shall be solely responsible for requesting instructions or interpretations and shall be solely liable for any costs and expenses arising from its failure to do so.

GC-5	NOTICE TO PROCEED (Jul 2011) [Deviation]

SUBCONTRACTOR shall not commence work prior to receipt of a notice to proceed issued by the Subcontract Administrator and/or PIC. A notice to proceed shall not be issued prior to:

(1)	receipt by CONTRACTOR of certificates of insurance and endorsements evidencing that required coverage and limits of insurance are in full force and effect, when such certificates and endorsements are required herein;

(2)	receipt by CONTRACTOR of executed payment and performance bonds, when such payment and performance bonds are required herein; and

(3)	receipt by CONTRACTOR of written confirmation that SUBCONTRACTOR has included or will include (i.e. flow down) in subcontracts with its lower-tier suppliers and subcontractors all contractual, environment, safety, health, security, and quality assurance requirements necessary to fulfill this subcontract as it relates to their portion of the Work; and

(4)	compliance by SUBCONTRACTOR with any other applicable requirements specified in the subcontract.

CONTRACTOR reserves the right to issue a limited notice to proceed (LNTP) where CONTRACTOR determines circumstances require specific pre-performance activities necessary to support the subcontract. However this LNTP does not constitute a formal Notice to Proceed as set forth in this clause.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

GC-6	ORDER OF PRECEDENCE (Jun 2009)

In resolving conflicts, discrepancies, errors or omissions between Subcontract Documents, the following order of precedence from highest to lowest shall be used, with the acknowledgement that a particular subcontract may not be comprised of all the documents listed below.

(1)	Subcontract Form of Agreement

(2)	Appendix SFA-1 titled “FAR & DEAR Clauses Incorporated By Reference”

(3)	Exhibit “A” – General Conditions

(4)	Exhibit “B” – Special Conditions

(5)	Exhibit “F” – Environmental, Safety and Health Requirements

(6)	Exhibit “G” – Security Requirements

(7)	Exhibit “H” – Quality Assurance Requirements

(8)	Exhibit “C” – Schedule of Quantities and Prices

(9)	Exhibit “D” – Scope of Work

(10)	Exhibit “D” – Technical Specifications

(11)	Exhibit “E” – Drawings

(12)	All other subcontract documents

NOTE: If this subcontract is funded in whole or part under the American Recovery and Reinvestment Act of 2009, Exhibit A1, ADDITIONAL GENERAL CONDITIONS RELATING TO WORK FUNDED UNDER AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (May 2009) shall take precedence over all documents listed herein except for the Subcontract Form of Agreement.

GC-7	STANDARDS AND CODES (Jun 2009)

Wherever references are made in this subcontract to standards or codes in accordance with which the Work under this subcontract is to be performed, the edition or revision of the standards or codes current on the effective date of this subcontract shall apply unless otherwise expressly stated. In case of conflict between any referenced standards and codes and any Subcontract Documents, the General Condition titled “SUBCONTRACT INTERPRETATION” shall apply.

GC-8	LAWS AND REGULATIONS (Nov 2018)

(a)	SUBCONTRACTOR shall comply with the requirements of applicable federal, state, and local laws and regulations (including DOE regulations), unless relief has been granted in writing by the appropriate regulatory agency. SUBCONTRACTOR shall also comply with DOE Directives, NNSA Policy Letters, and Laboratory policies and procedures, or parts thereof, which are identified in the subcontract. Copies of any such directives, letters, policies and procedures will be provided to the SUBCONTRACTOR upon request.

(b)	If SUBCONTRACTOR discovers any discrepancy or inconsistency between this subcontract and any law, ordinance, statute, rule, regulation, order or decree, SUBCONTRACTOR shall immediately notify CONTRACTOR in writing.

(c)	Regardless of the performer of the work, SUBCONTRACTOR is responsible for compliance with the requirements of this clause. SUBCONTRACTOR agrees to insert the substance of this clause, including this paragraph (c), in its subcontracts at any tier.

GC-9	PERMITS (Jun 2009)

Except as otherwise specified, SUBCONTRACTOR shall procure and pay for all permits, licenses, certifications and other applicable governing authority requirements and inspections, other than inspections performed by CONTRACTOR or GOVERNMENT or permits which by law or regulation must be acquired by CONTRACTOR or GOVERNMENT. SUBCONTRACTOR shall furnish any documentation, bonds, securities, deposits or assistance required to permit performance of the Work.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

GC-10	TAXES (Jun 2009)

(a)	SUBCONTRACTOR shall pay all taxes, levies, duties and assessments of every nature due in connection with the Work under this subcontract, and shall make any and all payroll deductions and withholdings required by law. SUBCONTRACTOR agrees to indemnify and hold harmless CONTRACTOR and GOVERNMENT from any liability on account of any and all such taxes, levies, duties, assessments and deductions.

(b)	SUBCONTRACTOR shall with the approval of CONTRACTOR apply for and obtain for the benefit of the project any available exemption, deduction or exclusion under applicable laws for which SUBCONTRACTOR, CONTRACTOR or GOVERNMENT qualify.

GC-11	NEW MEXICO GROSS RECEIPTS TAX (Jun 2009)

SUBCONTRACTOR is required to pay such New Mexico Gross Receipts Tax (NMGRT) as may be required by law. CONTRACTOR will issue a New Mexico Nontaxable Transaction Certificate (NTTC) to all Subcontractors who provide goods or services to CONTRACTOR, on the condition that SUBCONTRACTOR only uses the NTTC as permitted by New Mexico law. In no event will the payment of NMGRT by SUBCONTRACTOR or its immediate and lower-tier subcontractors be considered an allowable cost under this subcontract if SUBCONTRACTOR or its immediate and lower-tier subcontractors are eligible for applicable deductions or exemptions from NMGRT under New Mexico law.

GC-12	FINES AND PENALTIES (Jun 2009)

If a state or federal agency takes an enforcement action with associated fines and penalties against CONTRACTOR and/or Government for regulatory and/or permit noncompliance that resulted from a failure of SUBCONTRACTOR to perform in accordance with this Subcontract (e.g., failure to meet regulatory reporting milestones, making false statements in reports, etc.), SUBCONTRACTOR shall reimburse CONTRACTOR and/or the Government for the amount of any resultant fine and/or the cost of additional Work required as a result of the enforcement action. CONTRACTOR may withhold such amounts from any payments due SUBCONTRACTOR.

GC-13	CONTRACTOR’S RIGHT TO OFFSET (Jan 2010)

CONTRACTOR may collect any amount determined by the Subcontract Administrator to be owed to CONTRACTOR by offsetting the amount against any payment due to the SUBCONTRACTOR under any subcontract it has with CONTRACTOR issued pursuant to CONTRACTOR’S contract with GOVERNMENT for management and operation of Los Alamos National Laboratory. Any challenge to the amount of an offset under this clause shall be resolved under the Disputes clause of this subcontract.

GC-14	LABOR, PERSONNEL AND WORK RULES (Jun 2009)

(a)	SUBCONTRACTOR shall employ only competent and skilled personnel to perform the Work and shall remove from the Jobsite any SUBCONTRACTOR personnel determined to be unfit or to be acting in violation of any provision of this subcontract. SUBCONTRACTOR is responsible for maintaining labor relations in such manner that there is harmony among workers and shall comply with and enforce project and Jobsite procedures, regulations, work rules and work hours established by CONTRACTOR and GOVERNMENT.

(b)	CONTRACTOR may, at its sole discretion, temporarily or permanently bar from the Work, and any other location within the Los Alamos National Laboratory (LANL), any employee of SUBCONTRACTOR or any of its lower-tier subcontractors by written notice to SUBCONTRACTOR. In the event an employee is excluded from the Jobsite, SUBCONTRACTOR shall, promptly replace such individual with another who is fully competent and skilled to perform the Work. SUBCONTRACTOR shall not be entitled to compensation for any costs resulting from the removal of such employee.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

(c)	SUBCONTRACTOR shall, to the extent permissible under applicable law, comply with the provisions of all labor agreement(s) which apply to the Work performed under this subcontract. If required by the terms of any such labor agreement(s), SUBCONTRACTOR shall, immediately after subcontract award, agree to comply with and be bound by the terms of such labor agreement(s).

(d)	If SUBCONTRACTOR has knowledge that any actual or potential labor dispute is delaying or threatens to delay the timely performance of this subcontract, SUBCONTRACTOR shall immediately give notice, including all relevant information, to CONTRACTOR.

(e)	SUBCONTRACTOR shall include the substance of this clause in all lower-tier subcontracts which require work to be performed at LANL.

GC-15	COMMERCIAL ACTIVITIES (Jun 2009)

Neither SUBCONTRACTOR nor its employees shall establish any commercial activity or issue concessions or permits of any kind to third parties for establishing commercial activities on the Jobsite or any other lands owned or controlled by CONTRACTOR or GOVERNMENT.

GC-16	NONDISCLOSURE, PUBLICITY AND ADVERTISING (Jan 2010)

SUBCONTRACTOR’S disclosure to a third party of any information, material, data, charts, graphs, or records obtained, developed or maintained under this subcontract is prohibited, except as approved in writing in advance by CONTRACTOR. Furthermore, SUBCONTRACTOR shall not make any announcement, release any photographs, or release any information concerning this subcontract, or the Laboratory, or any part thereof to any member of the public, press, business entity, or any other third party unless prior written consent is obtained from CONTRACTOR. All SUBCONTRACTOR requests for review and approval shall be addressed to CONTRACTOR. Additionally, SUBCONTRACTOR will ensure that its employees, subcontractors and/or affiliates who work on this subcontract understand this non- disclosure requirement and provide written acknowledgement of the same if requested by CONTRACTOR’S Subcontract Administrator. SUBCONTRACTOR agrees to include a similar requirement in all lower-tier subcontracts. All requests for authorization to release information by lower- tier subcontractors shall be subject approval of CONTRACTOR’S Subcontract Administrator.

GC-17	ENVIRONMENTAL, SAFETY AND HEALTH REQUIREMENTS (Jun 2009)

(a)	SUBCONTRACTOR shall be solely responsible for conducting operations under this subcontract to avoid risk of harm to the health and safety of persons and property and for inspecting and monitoring all its equipment, materials and work practices to ensure compliance with its obligations under this subcontract.

(b)	Throughout performance of the Work, SUBCONTRACTOR shall conduct all operations in such a way as to minimize impact upon the natural environment and prevent any spread or release of contaminated or hazardous substances.

(c)	As more fully set forth in Exhibit D Statement of Work, SUBCONTRACTOR shall comply with the applicable provisions of the University of Washington Safety Requirements and provide a site specific safety plan for each task under the subcontract.

GC-25	OVERSIGHT OF WORK BY SUBCONTRACTOR (Jun 2009)

At all times during performance of this Subcontract and until the Work is completed and accepted, SUBCONTRACTOR shall directly oversee the Work, and when Work is performed on site at LANL, assign and have on site a competent individual, who is satisfactory to CONTRACTOR, who has authority to act for SUBCONTRACTOR.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

GC-30	CONTRACTOR’S COMPLIANCE WITH DOE DIRECTIVES (Jun 2009)

When requested by CONTRACTOR, SUBCONTRACTOR shall provide such information, assistance and support as necessary to ensure CONTRACTOR’S compliance with any DOE directives that may be applicable to the scope of the work. If SUBCONTRACTOR believes that such request for information, assistance or support is not provided for elsewhere in the subcontract and constitutes a change under the General Condition titled “Changes”, SUBCONTRACTOR shall proceed in accordance with the “Changes” clause.

GC-31A	INSPECTION AND TESTING (Jun 2009)

(a)	All equipment and material furnished and work performed shall be properly inspected by SUBCONTRACTOR at its expense and shall at all times be subject to quality surveillance and quality audit by CONTRACTOR, GOVERNMENT or their authorized representatives who, upon reasonable notice, shall be afforded full and free access to the shops, factories or other places of business of SUBCONTRACTOR and its suppliers and subcontractors of any tier for such quality surveillance or audit. If any equipment, material or work is determined by CONTRACTOR or GOVERNMENT to be defective or not in conformance with this subcontract the provisions of the General Condition titled “WARRANTY” shall apply.

(b)	Unless otherwise provided in the subcontract, testing of equipment, materials or work shall be performed by SUBCONTRACTOR at its expense and in accordance with subcontract requirements. Should tests in addition to those required by this subcontract be desired by CONTRACTOR, SUBCONTRACTOR will be given reasonable notice to permit such testing. Such additional tests will be at CONTRACTOR’S expense.

(c)	SUBCONTRACTOR shall furnish samples as requested and shall provide reasonable assistance and cooperation necessary to permit tests to be performed on materials or work in place including reasonable stoppage of work during testing.

GC-35A	CHANGES (Jun 2009)

(a)	CONTRACTOR may at any time, without notice to the sureties if any, unilaterally direct in writing subcontract changes, including additions, deletions, rescheduling and acceleration or deceleration, place of performance, to all or any part of the Work, and SUBCONTRACTOR agrees to perform such work as changed.

(b)	If any change under this clause, whether or not changed by any such order, or an act or omission of CONTRACTOR or GOVERNMENT, directly or indirectly causes an increase or decrease in the cost of or in the time required to perform any part of the Work an equitable adjustment shall be made to pricing or time of performance, or both. SUBCONTRACTOR shall, within thirty (30) calendar days of such change or act or omission, notify CONTRACTOR and submit detailed information substantiating its impact. SUBCONTRACTOR waives its rights, if any, to an equitable adjustment if it fails to comply with the requirements of this subclause. Upon agreement as to the impact of the change or act or omission, the subcontract shall be modified accordingly.

(c)	SUBCONTRACTOR shall proceed diligently with performance of the Work, pending final resolution of any request for adjustment, dispute, claim, appeal, or action arising under the subcontract, and comply with any decision of CONTRACTOR.

GC-36	DISPUTES (Jan 2010)

(a)	Definitions. For purposes of this clause:

“Board” means the Civilian Board of Contract Appeals or such successor Board as may be established by law.

“Arbitration decision” means a decision of the Board in an arbitration pursuant to this clause.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

“Claim” means a written demand or written assertion by either contracting party seeking as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of a subcontract term, or other relief arising under, or relating to, this subcontract. A voucher, invoice, or other request for payment or equitable adjustment under the terms of the subcontract that is not in dispute when submitted is not a claim. The SUBCONTRACTOR may convert such submission into a claim if it is disputed either as to liability or amount, or is not acted upon in a reasonable time, by demanding a decision by the Subcontract Administrator.

“Counterclaim” means a claim asserted in a pleading filed with the Board in an arbitration proceeding pursuant to this clause which arises from the same occurrence or transaction that is the subject matter of the opposing party’s claim. Counterclaims do not need to be submitted to the Subcontract Administrator for decision.

(b)	Nature of the Subcontract. This subcontract is not a Government contract and, therefore, is not subject to the Contract Disputes Act of 1978 (41 U.S.C. §§601-613). SUBCONTRACTOR acknowledges that GOVERNMENT is not a party to the subcontract, and, for purposes of the subcontract CONTRACTOR is not an agent of GOVERNMENT. Consequently, the provision for arbitration by the Board, as provided for in this clause, does not create or imply the existence of privity of contract between SUBCONTRACTOR and GOVERNMENT.

(c)	Scope of Clause. The rights and procedures set forth in this clause are the exclusive rights and procedures for resolution of all claims and disputes arising under, or relating to, this subcontract, and no action based upon any claim or dispute arising under, or relating to, this subcontract shall be brought in any court except as provided in this clause. The parties shall be bound by any arbitration decision rendered pursuant to this clause, which shall be vacated, modified, or corrected only as provided in the Federal Arbitration Act (9 U.S.C. §§1-16). An arbitration decision may only be enforced in any court of competent jurisdiction in the State of New Mexico.

(d)	Filing a Claim/Subcontract Administrator’s Decision.

(1)	Unless otherwise provided in this subcontract, SUBCONTRACTOR must file any claim against CONTRACTOR within sixty (60) Days after SUBCONTRACTOR knew or should have known the facts giving rise to the claim. Failure to file a claim within the period prescribed by this paragraph shall constitute a waiver of SUBCONTRACTOR’S right, if any, to an equitable adjustment under the subcontract.

(2)	SUBCONTRACTOR shall submit any claim in writing to the Subcontract Administrator who shall issue a decision on the matter within sixty (60) Days of receipt of the claim. If the Subcontract Administrator fails to issue a decision within sixty (60) Days, SUBCONTRACTOR may request mediation or demand for arbitration as provided in paragraphs (e) and (f) of this clause.

(3)	CONTRACTOR may, at any time prior to final payment under the subcontract or expiration of any warranty period, whichever is later, file a claim against SUBCONTRACTOR by issuing a written decision by the Subcontract Administrator asserting such a claim.

(4)	The decision of the Subcontract Administrator shall be final and conclusive unless SUBCONTRACTOR requests mediation or demands arbitration in accordance with the terms of this clause.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

(e)	Request for Mediation.

(1)	If the decision of the Subcontract Administrator is not satisfactory to SUBCONTRACTOR, or the Subcontract Administrator has failed to timely issue a decision in accordance with subparagraph (d) 2) of this provision, and SUBCONTRACTOR desires to pursue further action, SUBCONTRACTOR may request that the matter be scheduled for mediation. The request for mediation must be made within forty-five (45) Days after receipt of the Subcontract Administrator’s decision.

(2)	If the Subcontract Administrator believes that mediation of the dispute is likely to lead to a satisfactory resolution, he or she will so inform SUBCONTRACTOR and the matter will be scheduled for mediation. The parties will agree on the format of the mediation and will jointly select the mediator. The cost of the mediator and related expenses shall be divided evenly between the parties.

(3)	If the Subcontract Administrator decides that mediation is not likely to lead to a satisfactory resolution of the claim, or that a mediation undertaken pursuant to this clause has been unsuccessful, he or she will so inform SUBCONTRACTOR in writing.

(f)	Demand for Arbitration. If the decision of the Subcontract Administrator is not satisfactory to SUBCONTRACTOR, or if SUBCONTRACTOR’S request for mediation has been denied, or a mediation undertaken pursuant to paragraph (e) of this clause has been unsuccessful, or the Subcontract Administrator has failed to timely issue a decision in accordance with subparagraph(d) (2) of this clause, and SUBCONTRACTOR desires to pursue further action, SUBCONTRACTOR must submit to the Board a written demand for arbitration of the claim within forty-five (45) Days after receipt of the Subcontract Administrator’s decision, or within forty-five (45) Days after the Subcontract Administrator notifies SUBCONTRACTOR that its request for mediation has been denied or that the mediation undertaken pursuant to paragraph (e) has been unsuccessful, whichever is later.

(g)	Arbitration Procedures/Costs. The Board shall arbitrate the claim and any counterclaims in accordance with the Rules of the Board. All claims for $100,000 or less shall be arbitrated under the Board’s Small Claims (Expedited) Procedure. All other claims, regardless of dollar amount, shall be arbitrated under the Board’s Accelerated Procedure. Both parties shall be afforded an opportunity to be heard and to present evidence in accordance with the Rules of the Board. Unless the Board orders otherwise, each party shall pay its own costs of prosecuting or defending an arbitration before the Board.

(h)	Review of Arbitration Decision. An arbitration decision shall be final and conclusive unless a party files a timely action to vacate, modify, or correct the decision pursuant to the Federal Arbitration Act.

(i)	Subcontractor Performance Pending Claim Resolution. SUBCONTRACTOR shall proceed diligently with performance of the subcontract and shall comply with any decision of the Subcontract Administrator pending final resolution of any claim or dispute arising under, or relating to, the subcontract.

(j)	Choice of Law. The subcontract shall be governed by federal law as provided in this paragraph. Irrespective of the place of award, execution, or performance, the subcontract shall be construed and interpreted, and its validity determined, according to the federal common law of government contracts as enunciated and applied to prime government contracts by the federal boards of contract appeals and federal courts having appellate jurisdiction over their decisions rendered pursuant to the Contract Disputes Act of 1978. The Federal Arbitration Act, other federal statutes, and federal rules shall govern as applicable. To the extent that federal common law of government contracts is not dispositive, the laws of the State of New Mexico shall apply.

(k)	Interest. Interest on amounts adjudicated due and unpaid by a party shall be paid from the date the complaining party files a demand for arbitration with the Board. Interest on claims shall be paid at the rate established by the Secretary of the Treasury of the United States pursuant to Public Law 92-41 (85 Stat. 97).

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

GC-37	BANKRUPTCY (Jun 2009)

In the event SUBCONTRACTOR enters into proceedings relating to bankruptcy, whether voluntary or involuntary, SUBCONTRACTOR agrees to furnish CONTRACTOR written notification of the bankruptcy within five (5) days of the proceedings.

GC-38	RECORDS AND AUDIT (Jun 2009)

(a)	SUBCONTRACTOR shall maintain records and accounts in connection with the performance of this subcontract which will accurately document incurred costs, both direct and indirect, of whatever nature for a period of three (3) years from final payment unless otherwise specified by applicable law. CONTRACTOR, GOVERNMENT or their representatives shall have the right to examine and copy, at all reasonable times and with advance notification, such records and accounts for the purpose of verifying payments or requests for payment when costs are the basis of such payment and to evaluate the reasonableness of proposed subcontract price adjustments and claims.

(b)	If CONTRACTOR or GOVERNMENT establishes uniform codes of accounts for the project, SUBCONTRACTOR shall use such codes in identifying its records and accounts.

(c)	For subcontracts in excess of $100,000.00, FAR clause 52.215-2, Audit and Records – Negotiation (JUN 1999) shall also apply, when included in Appendix SFA-1, FAR and DEAR Clauses Incorporated By Reference.

GC-39A	WARRANTY (Jun 2009)

(a)	SUBCONTRACTOR warrants that it will perform the services under this subcontract with the degree of high professional skill, sound practices and good judgment normally exercised by recognized professional firms providing services of a similar nature. In addition to all other rights and remedies which CONTRACTOR or GOVERNMENT may have, SUBCONTRACTOR shall, at its expense re-perform the services to correct any deficiencies that result from SUBCONTRACTOR’S failure to perform in accordance with the above standards.

(b)	All equipment and materials, if any, furnished under this subcontract shall be new, of clear title and of the most suitable grade of their respective kinds for their intended uses unless otherwise specified. All workmanship shall be first class and performed in accordance with sound industry practices acceptable to CONTRACTOR.

(c)	SUBCONTRACTOR warrants all equipment, materials and services it furnishes or performs under this subcontract against all defects for a period from Work commencement to a date twelve (12) months after acceptance of the project as a whole by GOVERNMENT or SUBCONTRACTOR’S most favored customer warranty term, whichever is longer.

(d)	In the event CONTRACTOR or GOVERNMENT discover defects in design, equipment, materials or workmanship at any time before the expiration of the specified warranty period, SUBCONTRACTOR shall, upon written notice from CONTRACTOR or GOVERNMENT and at SUBCONTRACTOR’S sole expense, cure any such defect by re-performing defective services and/or workmanship and repairing or replacing defective equipment and/or materials. All costs incidental to such corrective action including, but not limited to, review, access, removal, retesting and re-inspection shall be borne by SUBCONTRACTOR. If SUBCONTRACTOR fails to take corrective action within a reasonable time, CONTRACTOR or GOVERNMENT may perform the corrective measures by other reasonable means and SUBCONTRACTOR agrees to pay CONTRACTOR all actual costs, including labor burden, reasonably incurred by CONTRACTOR in performing or in having performed corrective actions. SUBCONTRACTOR further warrants any and all corrective measures for a period of twelve (12) months following their acceptance by CONTRACTOR or GOVERNMENT.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

GC-41	INDEMNITY (Jun 2009- REVISED JULY 2019)

(a)	To the maximum extent permitted by applicable law, but no further, and subject to the requirements in SC-999 No Consequential or Indirect Damages, SUBCONTRACTOR hereby releases and shall indemnify, defend and hold harmless CONTRACTOR, GOVERNMENT and their subsidiaries and affiliates and the officers, agents, employees, successors and assigns and authorized representatives of all the foregoing from and against any and all suits, actions, legal or administrative proceedings, claims, demands, damages, liabilities, interest, attorney’s fees, costs, expenses, and losses of whatsoever kind or nature in connection with or incidental to the performance of this subcontract, in any manner directly or indirectly caused, occasioned, or contributed to in whole or in part by the negligence or willful misconduct of SUBCONTRACTOR, its lower-tier suppliers, subcontractors or of anyone acting under its direction or control or on its behalf. SUBCONTRACTOR’S aforesaid indemnity obligations shall apply to the fullest extent permitted by law, but in no event shall they apply to liability to the extent caused by the negligence or willful misconduct of CONTRACTOR, or the GOVERNMENT.

(b)	The foregoing shall include, but is not limited to, indemnity for:

(1)	Property damage and injury to or death of any person, including employees of CONTRACTOR, GOVERNMENT or SUBCONTRACTOR.

(2)	The breach by SUBCONTRACTOR of any representation, warranty, covenant, or performance obligation of this subcontract.

(c)	SUBCONTRACTOR specifically waives any immunity provided against this indemnity by an industrial insurance or workers’ compensation statute.

GC-42	PATENT AND INTELLECTUAL PROPERTY INDEMNITY (Jun 2009)

(a)	SUBCONTRACTOR hereby indemnifies and shall defend and hold harmless GOVERNMENT, CONTRACTOR, and their representatives from and against any and all claims, actions, losses, damages, and expenses, including attorney’s fees, arising from any claim, whether rightful or otherwise, that any concept, product, design, equipment, material, process, copyrighted material or confidential information, or any part thereof, furnished by SUBCONTRACTOR under this subcontract constitutes an infringement of any patent or copyrighted material or a theft of trade secrets.

(b)	If use of any part of such concept, product, design, equipment, material, process, copyrighted material or confidential information is limited or prohibited, SUBCONTRACTOR shall, at its sole expense, procure the necessary licenses to use the infringing or a modified but non-infringing concept, product, design, equipment, material, process, copyrighted material or confidential information or, with CONTRACTOR’S prior written approval, replace it with substantially equal but non-infringing concepts, products, designs, equipment, materials, processes, copyrighted material or confidential information; provided, however,

(1)	That any such substituted or modified concepts, products, designs, equipment, material, processes, copyrighted material or confidential information shall meet all the requirements and be subject to all the provisions of this subcontract; and

(2)	That such replacement or modification shall not modify or relieve SUBCONTRACTOR of its obligations under this subcontract.

(c)	The foregoing obligation shall not apply to any concept, product, design, equipment, material, process, copyrighted material or confidential information the detailed design of which (excluding rating and/or performance specifications) has been furnished in writing by CONTRACTOR or GOVERNMENT to SUBCONTRACTOR.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

GC-43	ASSIGNMENTS (Jun 2009)

(a)	Any assignment of this subcontract or rights hereunder, in whole or part, without the prior written consent of CONTRACTOR shall be void, except that upon ten (10) calendar days written notice to CONTRACTOR, SUBCONTRACTOR may assign, with CONTRACTOR’S approval, claims for monies due or to become due hereunder to a bank, trust company, or other financial institution including any federal lending agency. Any such assignment may cover all amounts payable under this subcontract and not already paid, and shall not be made to more than one party, except that any such assignment may be made to one party, as agent or trustee of two or more parties participating in SUBCONTRACTOR’S financing. Payments to an assignee of any monies due, or to become due hereunder, shall be subject to setoff or recoupment for any present or future claim or claims, which CONTRACTOR may have against SUBCONTRACTOR arising under this and other subcontracts. Upon such assignment, SUBCONTRACTOR shall provide CONTRACTOR with two copies of any such assignment and shall indicate on each invoice to whom payment is to be made.

(b)	This subcontract may be assigned by CONTRACTOR, in whole or in part, to GOVERNMENT or to others upon written notice to SUBCONTRACTOR.

(c)	No assignment will be approved which would relieve SUBCONTRACTOR or its sureties, if any, of their responsibilities under this subcontract.

GC-45	EXPORT COMPLIANCE (Jun 2009)

(a)	SUBCONTRACTOR agrees that U.S. export control laws and regulations may govern aspects of the performance of this subcontract. SUBCONTRACTOR also acknowledges that all applicable export rules and regulations of the origin countries shall apply to the exports of commodities, software and technology (technical data and assistance) under this subcontract. Additionally, SUBCONTRACTOR acknowledges that other rules and regulations may restrict the use of certain parties under this subcontract. Such laws, rules and regulations are generally described below. SUBCONTRACTOR shall be responsible for any delay resulting from SUBCONTRACTOR’S failure to comply fully and timely with any such laws, rules or regulations described herein.

(1)	Restricted Parties Lists

The U.S. Government, foreign governments and international organizations publish Restricted Parties Lists (“Lists”) that identify parties (such as known or suspected terrorists, money launderers and drug traffickers) restricted from certain or all types of transactions. SUBCONTRACTOR shall review all applicable Lists prior to initiating transactions with any third party for the performance of all or any portion of the Work to ensure such third party is not identified on any applicable Lists. SUBCONTRACTOR shall not enter into any transactions with any third party identified on any applicable Lists.

(2)	U.S. Export Control Requirements

(i)	SUBCONTRACTOR will comply with all U.S. export control laws and regulations, including the provisions of the Export Administration Act of 1979 and the U.S. Export Administration Regulations (15 C.F.R. 730-774) promulgated thereunder, the U.S. Department of Energy’s export regulations (10 C.F.R. Part 810), the Arms Export Control Act, the International Traffic in Arms Regulations, and the sanctions and laws administered by the U.S. Treasury Department, Office of Foreign Assets Control (OFAC). SUBCONTRACTOR acknowledges that these statutes and regulations impose restrictions on the import and export to foreign countries and foreign nationals of certain categories of items and data and that licenses from the U.S. Department of Energy, U.S. Department of Commerce, U.S. State Department and/or OFAC may be required before such items or data can be disclosed, and that such licenses may impose further restrictions on use of and further disclosure of such data. SUBCONTRACTOR further acknowledges that the information which CONTRACTOR may disclose to SUBCONTRACTOR pursuant to the subcontract may be subject to these statutes and regulations.

(ii)	All work produced by SUBCONTRACTOR that is deemed to be export controlled shall be clearly marked with a legend on each page which states “Restricted access and distribution pursuant to U.S. export control laws.”

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

(3)	Licensing Requirements

(i)	General: The United States of America and each country have export regulations that control commodities, software and technology for various reasons, such as national security, foreign policy, anti-terrorism, and to avoid the proliferation of weapons and potential weapons, e.g. certain nuclear, chemical or biological agents. Numerous countries have export regulations that specifically address dual-use items, meaning commercial items with the potential to be applied to military and/or weapon proliferation uses. SUBCONTRACTOR shall ensure that all necessary export licenses are timely obtained, or license exceptions confirmed in writing to CONTRACTOR, prior to the export of any commodity, software or technology. SUBCONTRACTOR shall provide to CONTRACTOR a copy of any export license obtained upon receipt by SUBCONTRACTOR, and in any event prior to the export occurring.

(ii)	United States of America (USA) Export Licensing Requirements: SUBCONTRACTOR is solely responsible for obtaining any required USA export licenses for all commodities, software, and technology being supplied in the performance of the Work, except for any commodity, software or technology supplied by CONTRACTOR. A copy of the export license, or SUBCONTRACTOR’S rationale as to why a license is not required, shall be provided to CONTRACTOR in writing upon receipt of the export license or SUBCONTRACTOR’S determination that a license is not required, and in any event prior to the export occurring.

(b)	In the event work under this subcontract is performed off shore, unless otherwise expressly provided for or otherwise approved in writing by CONTRACTOR:

(1)	SUBCONTRACTOR shall use the specifications and technical data only for purposes of this subcontract;

(2)	SUBCONTRACTOR shall not disclosure the specifications and/or technical data to any other person, except a lower-tier subcontractor within the same country where SUBCONTRACTOR is performing the work under this subcontract;

(3)	Nothing in this subcontract shall permit SUBCONTRACTOR or any other non U.S. person to acquire any rights in the specifications and/or technical data;

(4)	SUBCONTRACTOR, and any lower-tier subcontractor, shall destroy or return to CONTRACTOR all of the specifications and technical data upon completion of its subcontract; and

(5)	SUBCONTRACTOR shall deliver the deliverables under this subcontract directly to and only to CONTRACTOR.

(c)	SUBCONTRACTOR hereby agrees to indemnify, defend and hold CONTRACTOR, GOVERNMENT, each of their respective affiliates and the respective directors, officers, employees and representatives of each harmless from and against any and all claims, legal or regulatory actions, final judgments, reasonable attorneys’ fees, civil fines and any other losses which any of them may incur as a result of SUBCONTRACTOR’S failure to comply with its obligations under this clause.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

(d)	The substance of this clause shall be included in all subcontracts at every tier.

GC-46	SUBCONTRACTS (Jul 2011) [Deviation]

(a)	SUBCONTRACTOR shall not subcontract with any third party for the performance of all or any portion of the Work without the advance written approval of CONTRACTOR. Purchase orders and subcontracts of any tier must include provisions to secure all rights and remedies of CONTRACTOR and GOVERNMENT provided under this subcontract, and must impose upon the lower-tier supplier and subcontractor all of the duties and obligations required to fulfill this subcontract as it relates to their portion of the Work. SUBCONTRACTOR shall provide written confirmation prior to commencement of work that SUBCONTRACTOR has included or will include (i.e. flow down) in subcontracts with its lower-tier suppliers and subcontractors all contractual, environment, safety, health, security and quality assurance requirements necessary to fulfill this subcontract as it relates to their portion of the Work. Additionally, when requested by CONTRACTOR, SUBCONTRACTOR shall provide written confirmation that SUBCONTRACTOR has included (i.e. flowed down) in subcontracts with its lower-tier suppliers and subcontractors all other duties and obligations required to fulfill this Subcontract as it relates to their portion of the Work.

(b)	Copies of all purchase orders and subcontracts are to be provided to CONTRACTOR upon request. Pricing may be deleted unless the compensation to be paid there under is reimbursable under this subcontract.

(c)	No subcontract will be approved which would relieve SUBCONTRACTOR or its sureties, if any, of their responsibilities under this subcontract.

GC-48B	TERMINATION (Jun 2009)

FAR clause 52.249-6 titled “TERMINATION (COST-REIMBURSEMENT) (May 2004)” applies to this subcontract, as specified in Appendix SFA-1.

GC-49A	FINAL INSPECTION AND ACCEPTANCE (Jun 2009)

When SUBCONTRACTOR considers the Work under this subcontract, or any CONTRACTOR specified segment thereof, complete and ready for acceptance, SUBCONTRACTOR shall notify CONTRACTOR in writing. CONTRACTOR will conduct such reviews, inspections and tests as needed to satisfy CONTRACTOR that each segment, or upon completion, the Work conforms to subcontract requirements. CONTRACTOR will notify SUBCONTRACTOR of any nonconformance and SUBCONTRACTOR shall take corrective action and the acceptance procedure shall be repeated as required by CONTRACTOR until each segment or, upon completion, the Work is accepted. If the Work is accepted in segments such acceptance is provisional pending Final Acceptance of the Work as a whole. CONTRACTOR’S written Notice of Final Acceptance of the Work shall be conclusive except for latent defects, fraud, or CONTRACTOR’S and GOVERNMENT’S rights under the General Condition titled “WARRANTY”.

GC-50	NON-WAIVER (Jan 2010)

(a)	Failure by CONTRACTOR to insist upon strict performance of any terms or conditions of this subcontract shall not operate as, nor be deemed to be, a waiver or release of SUBCONTRACTOR’S obligations under this subcontract. The following illustrative examples include but are not limited to:

(1)	Failure or delay to exercise any rights or remedies provided herein or by law;

(2)	The acceptance of or payment for any goods or services hereunder;

(3)	Failure to properly notify SUBCONTRACTOR in the event of breach of any obligation;

(4)	The review or failure by CONTRACTOR to review SUBCONTRACTOR submissions;

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

(5)	The inspection and test by CONTRACTOR or the failure to inspect and test the Work; and

(6)	The termination either in whole or in part of Work under this subcontract.

(b)	CONTRACTOR or GOVERNMENT reserves the right to insist upon strict performance hereof and to exercise any of its rights or remedies as to any prior or subsequent default hereunder.

GC-51A	REPRESENTATIONS AND CERTIFICATIONS (Mar 2012) (Does not apply in subcontracts below $2,500)

All Representations and Certifications provided by SUBCONTRACTOR are incorporated by reference and made part of this subcontract.

GC-52	SUBCONTRACT CLOSE-OUT CERTIFICATION AND RELEASE REQUIREMENTS (Jun 2009)

To administratively close out this subcontract, SUBCONTRACTOR shall submit, in addition to other requirements of this subcontract, the following documentation:

(1)	Property Status

Include a certification that states the following:

“All Government and CONTRACTOR-furnished property, material, special tooling, and special test equipment furnished, acquired, or generated and accountable to this subcontract has been consumed, delivered or otherwise disposed of by transfer, plant clearance or other authorized means as instructed by CONTRACTOR.”

(2)	Release and Certificate of Final Payment

SUBCONTRACTOR and each assignee, if any, under an assignment entered into under this subcontract and in effect at the time of final payment under this subcontract, shall execute and deliver, at the time of, and as a condition precedent to, final payment under this subcontract, a release in the format and content provided by CONTRACTOR, discharging CONTRACTOR, GOVERNMENT, and their respective officers, agents, and employees, of and from all liabilities, obligations and claims arising out of or under this subcontract.

GC-55	SEVERABILITY (Jun 2009)

The provisions of this subcontract are severable. If any provision shall be determined to be illegal or unenforceable, such determination shall have no effect on any other provision hereof, and the remainder of the subcontract shall continue in full force and effect so that the purpose and intent of this subcontract shall still be met and satisfied.

GC-56	SURVIVAL (Jun 2009)

All terms, conditions and provisions of this subcontract, which by their nature are independent of the period of performance, shall survive the cancellation, termination, expiration, default or abandonment of this subcontract.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

GC-57	RELEASE AGAINST CLAIMS (Jun 2009)

SUBCONTRACTOR shall promptly pay all claims of persons or firms furnishing labor, equipment or materials used in performing the Work hereunder. CONTRACTOR reserves the right to require

SUBCONTRACTOR to submit satisfactory evidence of payment and releases of all such claims. CONTRACTOR may withhold any payment until SUBCONTRACTOR has furnished such evidence of payment and release and shall indemnify and defend CONTRACTOR and GOVERNMENT against any liability or loss from any such claim.

GC-58	ACCOUNTS, RECORDS AND INSPECTION (Jan 2010)

(a)	Accounts. The SUBCONTRACTOR shall maintain a separate and distinct set of accounts, records, documents, and other evidence showing and supporting: all allowable costs incurred; collections accruing to the SUBCONTRACTOR in connection with the work under this subcontract, other applicable credits, negotiated fixed amounts, and fee accruals under this subcontract; and the receipt, use, and disposition of all Government property coming into the possession of the SUBCONTRACTOR under this subcontract. The system of accounts employed by the SUBCONTRACTOR shall be satisfactory to CONTRACTOR and NNSA and in accordance with generally accepted accounting principles consistently applied.

(b)	Inspection and audit of accounts and records. All books of account and records relating to this subcontract shall be subject to inspection and audit by CONTRACTOR, NNSA or their designees, at all reasonable times, before and during the period of retention provided for in paragraph (d) of this clause, and the SUBCONTRACTOR shall afford CONTRACTOR and NNSA proper facilities for such inspection and audit.

(c)	Audit of Lower Tier Subcontractors’ records. The SUBCONTRACTOR also agrees, with respect to any lower tier subcontracts (including fixed-price or unit-price subcontracts or purchase orders) where, under the terms of the lower tier subcontract, costs incurred are a factor in determining the amount payable to the subcontractor of any tier, to either conduct an audit of the lower tier subcontractor’s costs or arrange for such an audit to be performed by the cognizant government audit agency through the Subcontract Administrator.

(d)	Disposition of records. Except as agreed upon by CONTRACTOR/NNSA and the SUBCONTRACTOR, all financial and cost reports, books of account and supporting documents, system files, data bases, and other data evidencing costs allowable, collections accruing to the SUBCONTRACTOR in connection with the work under this subcontract, other applicable credits, and fee accruals under this subcontract, shall be the property of the Government, and shall be delivered to CONTRACTOR or otherwise disposed of by the SUBCONTRACTOR either as the Subcontract Administrator may from time to time direct during the progress of the work or, in any event, as the Subcontract Administrator shall direct upon completion or termination of this subcontract and final audit of accounts hereunder. Except as otherwise provided in this subcontract, all other records in the possession of the SUBCONTRACTOR relating to this subcontract shall be preserved by the SUBCONTRACTOR for a period of three years after final payment under this subcontract or otherwise disposed of in such manner as may be agreed upon by CONTRACTOR and SUBCONTRACTOR.

(e)	Reports. The SUBCONTRACTOR shall furnish such progress reports and schedules, financial and cost reports, and other reports concerning the work under this subcontract as the Subcontract Administrator may from time to time require.

(f)	Inspections. CONTRACTOR and NNSA shall have the right to inspect the work and activities of the SUBCONTRACTOR under this subcontract at such time and in such manner as they shall deem appropriate.

(g)	Lower Tier Subcontracts. The SUBCONTRACTOR further agrees to require the inclusion of provisions similar to those in paragraphs (a) through (g) and paragraph (h) of this clause in all subcontracts (including fixed-price or unit-price subcontracts or purchase orders) of any tier entered into hereunder where, under the terms of such subcontract, costs incurred are a factor in determining the amount payable to the lower tier subcontractor.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

(h)	Comptroller General.

(1)	The Comptroller General of the United States, or an authorized representative, shall have access to and the right to examine any of the contractor’s directly pertinent records involving transactions related to this contract or a subcontract hereunder.

(2)	This paragraph may not be construed to require the contractor or subcontractor to create or maintain any record that the contractor or subcontractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(3)	Nothing in this contract shall be deemed to preclude an audit by the Government Accountability Office of any transaction under this contract.

GC-59	CERTIFICATION REGARDING FORMER UC OR CONTRACTOR EMPLOYEES (Feb 2015)

(a)	Effective June 1, 2006, individuals who retire under CONTRACTOR’S Defined Benefit Pension Plan (i.e., TCP-1), who wish to begin a retirement benefit, are required to have a true and complete severance from CONTRACTOR with no prior prearrangement for reemployment with CONTRACTOR or any of CONTRACTOR’S affiliated companies or subcontractors to do similar work. This can be documented by completing a form at the time of termination stating that no prearrangement for reemployment existed prior to the termination, and by demonstrating a true and complete severance from CONTRACTOR, before working for any of CONTRACTOR’S affiliated companies or subcontractors, for at least:

●	one hundred eighty (180) days, if under the age of sixty (60) at the time of termination; or

●	ninety (90) days, if age sixty (60) or above at the time of termination.

(b)	Effective June 1, 2006, individuals who retire under CONTRACTOR’S 401(k) Retirement Plan (i.e., TCP-2), before attaining age sixty (60), are required to have a true and complete severance from CONTRACTOR with no prior prearrangement for reemployment with CONTRACTOR or any of CONTRACTOR’S affiliated companies or subcontractors to do similar work. This can be documented by completing a form at the time of termination stating that no prearrangement for reemployment existed prior to the termination and by demonstrating a true and complete severance from CONTRACTOR, before working for any of CONTRACTOR’S affiliated companies or subcontractors, for at least one hundred eighty (180) days. Individuals who retire under CONTRACTOR’S 401(k) Retirement Plan after age sixty (60) do not have any restrictions on reemployment.

(c)	An individual who retired under the University of California Retirement Plan (UCRP) or the Public Employees Retirement System (PERS) may be immediately reemployed by any of CONTRACTOR’S affiliated companies or subcontractors, unless that individual also retired under one of CONTRACTOR’S retirement plans in which case such individual must also comply with paragraph (a) or (b) above.

(d)	Any former employee of CONTRACTOR or of the University of California (UC) who was terminated for cause or who resigned in lieu of termination for cause is prohibited from returning to work at Los Alamos National Laboratory (LANL). SUBCONTRACTOR and its lower tier subcontractors may not employ any former employee of CONTRACTOR or of UC, who was terminated for cause or who resigned in lieu of termination for cause, for any on-site work at LANL or for any work under this subcontract in which such former employee may have any direct or indirect substantive contact with a current CONTRACTOR employee, unless approved by CONTRACTOR in writing prior to commencement of work by SUBCONTRACTOR.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

(e)	In order to assure compliance with paragraphs (a) through (d), SUBCONTRACTOR shall, with respect to its employees who are assigned to work under this subcontract and those of its lower tier subcontractors’ employees who are assigned to work under this subcontract, certify that all individuals who are assigned to work under this subcontract are in compliance with the requirement of paragraphs (a) through (d) of this clause. Such certification must be provided in writing to CONTRACTOR before the start of work under this subcontract. In making this certification SUBCONTRACTOR and its lower tier subcontractors may rely on information provided by applicants for employment or current employees, so long as SUBCONTRACTOR and its lower tier subcontractors have exercised due diligence and have, at a minimum, obtained the following information from each applicant or employee:

(1)	whether the employee was a former UC or CONTRACTOR employee, and if so:

(i)	the date of separation;

(ii)	age at separation; and

(iii)	reason for separation.

(2)	whether the employee is a member of CONTRACTOR’S Defined Benefit Pension Plan (i.e., TCP-1) or CONTRACTOR’S 401(k) Plan (i.e., TCP-2); and

(3)	confirmation that, if the employee retired under one of CONTRACTOR’S retirement plans, to the extent described above, the employee had no prior prearrangement for reemployment by SUBCONTRACTOR or one of its lower tier subcontractors prior to separation.

(f)	CONTRACTOR may exclude SUBCONTRACTOR from future subcontracts for a reasonable, specified period, if CONTRACTOR determines that SUBCONTRACTOR breached any of the requirements contained in paragraphs (a) through (d) of this clause.

(g)	SUBCONTRACTOR shall ensure that the substance of this clause is included in all lower-tier subcontracts awarded pursuant to this subcontract.

GC-60	SUBCONTRACTS WITH CONTRACTOR’S TEAM MEMBERS AND TEAM MEMBER AFFILIATES (Nov 2018)

(a)	As used in this provision:

(1)	Team Members means any of the following entities: Battelle Memorial Institute, The Texas A&M University System, and The Regents of the University of California.

(2)	Team Member Affiliate means any person or entity which is a wholly owned, majority owned, or otherwise an affiliate of any Team Member. The term ‘affiliate’ is defined at FAR 2.101.

(b)	Because of restrictions in the contract between NNSA and CONTRACTOR concerning the payment of fee or profit when subcontracting with any Team Member or any Team Member Affiliate, as well as Organizational Conflict of Interest concerns, neither SUBCONTRACTOR nor any tier of its lower tier subcontractors or suppliers shall enter into a subcontract with any Team Member or any Team Member Affiliate to provide goods or services under this subcontract without the advance written approval of the Subcontract Administrator. In the event that written approval is granted to enter into a subcontract with a Team Member or a Team Member Affiliate, no fee or profit shall be paid to such Team Member or Team Member Affiliate under the proposed subcontract. In the event it is later determined that a Team Member or a Team Member Affiliate has been paid a fee or profit, SUBCONTRACTOR shall reimburse CONTRACTOR the amount of this fee or profit.

(c)	SUBCONTRACTOR shall include the substance of this provision in all lower tier subcontracts and purchase orders.

GC-77	GREEN / SUSTAINABLE PRODUCTS (Feb 2015)

Whenever possible, SUBCONTRACTOR shall offer green/sustainable products and/or repair/spare parts, which meet the (1) minimum content levels for sustainable products or (2) Environmental Program certification or (3) product attributes, listed at the Sustainable Facilities Tool website found at

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

http://www.sftool.gov/greenprocurement. Minimum content levels, environmental program certifications and product attributes, if any, are listed under the column titled “Procurement Info” for each product.

When green/sustainable products and/or repair/spare parts are purchased under this subcontract, when requested by CONTRACTOR, SUBCONTRACTOR shall provide quarterly reports to CONTRACTOR describing green/sustainable products procured by CONTRACTOR in the preceding quarter. Reports shall (at a minimum) include the following information:

1.	Total dollar value of CONTRACTOR purchases for the preceding quarter, separated into each product category shown at the Sustainable Facilities Tool website.

2.	Total dollar value of CONTRACTOR green/sustainable product purchases for the preceding quarter, separated into each product category shown at the Sustainable Facilities Tool website.

GC-80B	INVOICING AND PAYMENT (Nov 2018)

(a)	SUBCONTRACTOR shall prepare and submit invoices pursuant to the Special Condition titled “MEASUREMENT FOR PAYMENT.” CONTRACTOR may reject all or part of an invoice because the measurement for payment provisions have not been met, noting the deficiencies for SUBCONTRACTOR correction and compliance with the subcontract requirements.

CONTRACTOR may require SUBCONTRACTOR to withhold amounts from its billings until a reserve is set aside in an amount that the Subcontract Administrator considers necessary to protect CONTRACTOR’S interests. The Subcontract Administrator may require a withhold of up to 5 percent (5%) of the amounts due to SUBCONTRACTOR, but the total amount shall not exceed $50,000.

The amounts withheld shall be retained until the Subcontract Administrator no longer deems such action necessary to protect CONTRACTOR’S interests.

Within thirty (30) calendar days after receipt of an invoice, CONTRACTOR will pay SUBCONTRACTOR the approved invoice amount, less any withholds.

CONTRACTOR may, as a condition precedent to any payment, require SUBCONTRACTOR to submit for itself, its subcontractors, immediate and remote, and all material suppliers, vendors, laborers and other parties acting through or under it, complete waivers and releases of all claims against CONTRACTOR or GOVERNMENT arising under or by virtue of this subcontract. Upon request, SUBCONTRACTOR shall in addition furnish acceptable evidence that all such claims have been satisfied.

Failure to specify the subcontract number or to submit supporting documentation may be cause for invoice rejection or delay in payment.

(b)	Any amounts otherwise payable under this subcontract may be withheld, in whole or in part, if:

(1)	Any claims are filed against SUBCONTRACTOR by CONTRACTOR, GOVERNMENT or third parties (for which CONTRACTOR or GOVERNMENT is or may become liable);

(2)	SUBCONTRACTOR is in default of any subcontract condition;

(3)	Adjustments are due from previous overpayment or audit result; or

(4)	Offsets in favor of CONTRACTOR in other transactions are asserted.

CONTRACTOR will pay SUBCONTRACTOR such withheld payments when all issues are resolved to CONTRACTOR’S satisfaction.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

If claims filed against SUBCONTRACTOR connected with performance under this subcontract, for which CONTRACTOR may be held liable if unpaid (e.g., unpaid withholding and back taxes), are not promptly discharged by SUBCONTRACTOR after receipt of written notice from CONTRACTOR to do so, CONTRACTOR may discharge such claims and deduct all costs in connection with such removal from withheld payments or other monies due, or which may become due, to SUBCONTRACTOR. If the amount of such withheld payment or other monies due SUBCONTRACTOR under this subcontract is insufficient to meet such costs, or if any claim against SUBCONTRACTOR is discharged by CONTRACTOR after final payment is made, SUBCONTRACTOR and its surety or sureties, if any, shall promptly pay CONTRACTOR all costs incurred thereby regardless of when such claim arose.

(c)	Upon final acceptance of the Work by CONTRACTOR, SUBCONTRACTOR shall submit to CONTRACTOR a completed final release of claims acceptable to CONTRACTOR and a final correct invoice. Within thirty (30) calendar days after receipt of the final release of claims and final correct invoice, CONTRACTOR shall pay SUBCONTRATOR the amount then remaining due.

(d)	SUBCONTRACTOR shall submit all invoices, in form and format directed by CONTRACTOR, electronically to invoices@lanl.gov or through the U.S. Postal Service to:

Triad National Security, LLC Los Alamos National Laboratory

Accounting Department, MS P240

P.O. Box 1663

Los Alamos, NM 87545-1663

GC-82	ON-SITE USE OF RADIOACTIVE MATERIAL (Aug 2014)

No radioactive material may be used or stored at the work site unless approved in advance in writing by the Subcontract Administrator.

GC-84	ASSESSMENT OF SUBCONTRACTOR’S PERFORMANCE (Aug 2014)

CONTRACTOR shall periodically assess SUBCONTRACTOR’S performance to document how well SUBCONTRACTOR performed to the various standards/requirements described in this subcontract. That information will be used by CONTRACTOR in the future to determine whether SUBCONTRACTOR will be invited to submit proposals/bids for future solicitations for similar work.

GC-85	LOWER-TIER SUBCONTRACTORS (Aug 2014)

(a)	SUBCONTRACTOR shall submit to CONTRACTOR the list of all lower-tier (at all tiers) subcontractors and their function, together with a point of contact address and telephone number for each such subcontractor. Whenever, for any reason, SUBCONTRACTOR needs to substitute for, add to, or remove one or more of the aforementioned lower-tier subcontractors from Work under this Subcontract, SUBCONTRACTOR shall do so only with the prior approval of CONTRACTOR.

(b)	CONTRACTOR may not approve any proposed additional/substitute lower-tier subcontractor if CONTRACTOR has actual knowledge of the proposed additional/substitute lower-tier subcontractor’s poor environmental compliance or safety performance under existing subcontracts with CONTRACTOR or any work performed for others even if the proposed lower- tier subcontractor has otherwise met all other ES&H qualification requirements in Exhibit F of this subcontract.

(c)	SUBCONTRACTOR’S request for CONTRACTOR approval of additional/substitute lower-tier subcontractor(s) must include the following information for each proposed additional/substitute lower-tier subcontractor:

●	A brief explanation of the need to alter the list of lower-tier subcontractors
●	Name, address, contact, and phone number of proposed lower-tier subcontractor
●	Summary list of tasks to be performed under this Subcontract by the proposed lower-tier subcontractor

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

●	ESH qualification data for the proposed lower-tier subcontractor if required under Exhibit F of this subcontract.

GC-86	PROGRESS REPORTS (Aug 2014)

When requested by CONTRACTOR, SUBCONTRACTOR shall provide to CONTRACTOR, on a monthly basis, a concise summary report, in form and format and at a time directed by CONTRACTOR, describing the Work accomplished during the reporting period, Work forecasted to be completed during the next reporting period and a summary of problem areas, if any.

When requested by CONTRACTOR, CONTRACTOR and SUBCONTRACTOR shall meet weekly to review the status of the Work.

GC-88	MINIMUM WAGES UNDER EXECUTIVE ORDER 13658 (Mar 2015)

This clause implements Executive Order 13658, Establishing a Minimum Wage for Contractors, dated February 12, 2014, and OMB Policy Memorandum M-14-09, dated June 12, 2014.

(a)	Each service employee, laborer, or mechanic employed in the United States (the 50 States and the District of Columbia) in the performance of this contract by SUBCONTRACTOR or any lower- tier subcontractor, regardless of any contractual relationship which may be alleged to exist between SUBCONTRACTOR and each service employee, laborer, or mechanic, shall be paid not less than the applicable minimum wage under Executive Order 13658. The minimum wage required to be paid to each service employee, laborer, or mechanic performing work on this subcontract between January 1, 2015, and December 31, 2015, shall be $10.10 per hour.

(b)	SUBCONTRACTOR shall adjust the minimum wage paid under this subcontract each time that Secretary of Labor’s annual determination of the applicable minimum wage under section 2(a)(ii) of Executive Order 13658 results in a higher minimum wage. Adjustments to the Executive Order minimum wage under section 2(a)(ii) of Executive Order 13658 will be effective for all service employees, laborers, or mechanics subject to the Executive Order beginning January 1 of the following year. The Secretary of Labor will publish annual determinations in the Federal Register no later than 90 days before such new wage is to take effect. The Secretary will also publish the applicable minimum wage on www.wdol.gov (or any successor website). The applicable published minimum wage is incorporated by reference into this subcontract.

(c)	CONTRACTOR will adjust the subcontract price or subcontract unit price under this clause only for the increase in labor costs resulting from the annual inflation increases in the Executive Order 13658 minimum wage beginning on January 1, 2016. CONTRACTOR shall consider documentation as to the specific costs and workers impacted in determining the amount of the adjustment.

(d)	CONTRACTOR will not adjust the subcontract price under this clause for any costs other than those identified in paragraph (c) of this clause, and will not provide price adjustments under this clause that result in duplicate price adjustments with the respective clause of this subcontract implementing the Service Contract Labor Standards statute (formerly known as the Service Contract Act) or the Wage Rate Requirements (Construction) statute (formerly known as the Davis Bacon Act).

(e)	SUBCONTRACTOR shall include the substance of this clause, including this paragraph (e) in all subcontracts.

T&M Ex A (Rev. 8.0, 11/1/18) [DEVIATION]	Exhibit A General Conditions

GC-999	Stop-Work Order (Aug 1989) [DEVIATION]

(a)	The Contracting Officer may, at any time, by written order to the Contractor, require the Contractor to stop all, or any part, of the work called for by this contract for a period of 90 days after the order is delivered to the Contractor, and for any further period to which the parties may agree. The order shall be specifically identified as a stop-work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Within a period of 90 days after a stop-work is delivered to the Contractor, or within any extension of that period to which the parties shall have agreed, the Contracting Officer shall either-

(1)	Cancel the stop-work order; or

(2)	Terminate the work covered by the order as provided in the Default, or the Termination for Convenience of the Government, clause of this contract.

(b)	If a stop-work order issued under this clause is canceled or the period of the order or any extension thereof expires, the Contractor shall resume work. The Contracting Officer shall make an equitable adjustment in the delivery schedule or contract price, or both, and the contract shall be modified, in writing, accordingly, if-

(1)	The stop-work order results in an increase in the time required for, or in the Contractor’s cost properly allocable to, the performance of any part of this contract; and

(2)	The Contractor asserts its right to the adjustment within 30 days after the end of the period of work stoppage; provided, that, if the Contracting Officer decides the facts justify the action, the Contracting Officer may receive and act upon the claim submitted at any time before final payment under this contract.

(c)	If a stop-work order is not canceled and the work covered by the order is terminated for the convenience of the Government, the Contracting Officer shall allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

(d)	If a stop-work order is not canceled and the work covered by the order is terminated for default, the Contracting Officer shall allow, by equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

EXHIBIT “B”

SPECIAL CONDITIONS

TABLE OF CONTENTS

SC	Title	Page
SC-2	AUTHORITY OF PERSONNEL (Nov 2018)	2
SC-3C	COMMENCEMENT, PROGRESS AND COMPLETION OF THE WORK [Task Order Agreement] (Jun 2009)	3
SC-5	CONTRACTOR-FURNISHED GOVERNMENT-OWNED MATERIALS AND EQUIPMENT (Nov 2017)	4
SC-6	CONTRACTOR-FURNISHED AND SUBCONTRACTOR-ACQUIRED ITEMS (Jan 2010)	4
SC-9	SERVICE CONTRACT LABOR STANDARDS DETERMINATION (Jun 2017)	5
SC-10	INSURANCE REQUIREMENTS (Jun 2017) (Revised July 2019)	5
SC-13E	MEASUREMENT FOR PAYMENT (Nov 2018)	9
SC-14	NUCLEAR HAZARDS INDEMNITY AND PRICE ANDERSON ACT (Jan 2010)	10
SC-17	POSSIBILITY OF CONTAMINATION OF SUBCONTRACTOR-OWNED MATERIALS AND EQUIPMENT (Jun 2009)	13
SC-19	PHYSICAL SECURITY (Jun 2009)	14
SC-24	TECHNICAL DATA RIGHTS (Jun 2009)	15
SC-101	COST ACCOUNTING STANDARDS LIABILITY (Nov 2018)	15
SC-104	LABORATORY ANALYSES (Jun 2009)	15
SC-105	LIMITATION OF FUNDS (Aug 2014)	15
SC-109	ON-SITE HANDLING AND DISPOSAL OF POTENTIALLY HAZARDOUS WASTE (Jun 2009)	16
SC-110	OFF-SITE TRANSPORTATION AND DISPOSAL OF HAZARDOUS MATERIAL (Jun 2009)	16
SC-115	TRAVEL COSTS AND REIMBURSEMENT (Nov 2018) [DEVIATION]	16
SC-117	ACCRUAL REPORTING REQUIREMENTS (Apr 2016) [DEVIATION]	18
SC-999	NO CONSEQUENTIAL OR INDIRECT DAMAGES (July 2019)	18

Appendices
B-1	SERVICE CONTRACT LABOR STANDARDS WAGE DETERMINATION	19

Subcontract No. 573512	Page 1 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

SC-2	AUTHORITY OF PERSONNEL (Nov 2018)
(a)	CONTRACTOR designates the below named individual as the Subcontract Administrator to administer the subcontract and act as CONTRACTOR’S authorized representative.

Gena Richardson

Triad National Security, LLC

Los Alamos National Laboratory

P.O. Box 1663, Mail Stop E540

Los Alamos, NM 87545-1663

Phone: (505) 665-0504

Email: grichardson@lanl.gov

Additionally, all correspondence shall be issued and received by the designated Subcontract Administrator. The Subcontract Administrator is the only individual authorized to direct SUBCONTRACTOR to deviate from the express, written terms of the subcontract.

(b)	CONTRACTOR designates the below named individuals as the Person(s) In Charge (hereafter PIC), who are the points of contact for all of the technical aspects of the subcontract and are responsible for oversight of SUBCONTRACTOR’s technical performance under this subcontract. The PIC is also responsible for monitoring and facilitating SUBCONTRACTOR compliance with various subcontract requirements, such as submission of technical deliverables and evidence of completion of training requirements.

Carolyn Zerkle Triad National Security, LLC Los Alamos National Laboratory	Mary Hockaday Triad National Security, LLC Los Alamos National Laboratory	Evelyn Mullen Triad National Security, LLC Los Alamos National Laboratory
P.O. Box 1663, Mail Stop C938	P.O. Box 1663, Mail Stop C938	P.O. Box 1663, Mail Stop A135
Los Alamos, NM 87545-1663	Los Alamos, NM 87545-1663	Los Alamos, NM 87545-1663
Phone: (505) 665-3728	Phone: (505) 665-3728	Phone: (505) 665-7576
Cell: (505) 412-8866	Cell: (505) 699-8102	Cell: (505) 699-0984
Email: czerkle@lanl.gov	Email: mhockaday@lanl.gov	Email: emullen@lanl.gov

Raeanna Sharp-Geiger	Jim Jones	Alternate: Steven Clement
Triad National Security, LLC	Triad National Security, LLC	Triad National Security, LLC
P.O. Box 1663, Mail Stop A106	P.O. Box 1663, Mail Stop C938	Phone: (702) 295-6633
Los Alamos, NM 87545-1663	Los Alamos, NM 87545-1663	Cell: (702) 280-1296
Phone: (505) 665-0136 Cell: (505) 660-2722 Email: raeanna@lanl.gov	Phone: (505) 665-0144 Cell: (505) 699-0632 Email: jjones@lanl.gov	Email: clement@lanl.gov

The PIC may utilize qualified technical personnel and administrative assistants to assist him/her in the performance of the PIC’s duties. However, the designated PIC is ultimately responsible for Technical Oversight of the Work (i.e., the process by which a subcontract technical representative monitors and surveils a subcontractor’s performance and compliance with subcontract terms and conditions). Should SUBCONTRACTOR and the PIC disagree over the technical aspects of the subcontract such matters will be immediately referred to CONTRACTOR’S Subcontract Administrator for resolution. The PIC does not possess any authority, express or implied, to direct SUBCONTRACTOR to deviate from the terms and conditions of the subcontract.

(c)	The Subcontract Administrator’s Property Representative (SAPR) is:

ASM-PM Disposition Office

Triad National Security, LLC

Los Alamos National Laboratory

P.O. Box 1663, Mail Stop C308 Los Alamos, NM 87545

Phone: (505) 665-8079

Fax: (505) 667-3195

Email: disposition@lanl.gov

Subcontract No. 573512	Page 2 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

The ASM-PM Disposition Office is designated to monitor the government property provided, acquired, or used in the performance of this subcontract. Any questions concerning said government property should be addressed to the Subcontract Administrator with a copy to the SAPR. The SAPR is also authorized to take any action necessary to ensure compliance with Federal Property Management Regulations, DOE Property Management Regulations, the LANL Property Management Manual and the terms of this subcontract regarding the appropriate use, loss, replacement, transfer, return, or other disposition of government-furnished property or subcontractor-acquired property. Notwithstanding the foregoing, the SAPR does not possess authority to change any of the requirements under this subcontract.

(d)	The Acquisition Services Management Division Manager, or the Manager’s designee, may change the Subcontract Administrator, STR or SAPR at any time upon written notice to the SUBCONTRACTOR.

SC-3C	COMMENCEMENT, PROGRESS AND COMPLETION OF THE WORK [Task Order Agreement] (Jun 2009)
(a)	Notwithstanding anything contained in the subcontract documents to the contrary, this “subcontract” does not procure or specify a firm quantity of services from SUBCONTRACTOR. It is a blanket agreement for the work or services specified in Exhibit D, Scope of Work, and provides the terms and conditions that will be applicable to any bilateral written task orders (i.e., orders for the performance of tasks during the period of performance) issued hereunder.

Period of Performance: June 04, 2019 through June 03, 2020.

(b)	SUBCONTRACTOR’S authority to perform work under this “subcontract” is contingent upon the issuance of one or more task orders. When a task order is issued, SUBCONTRACTOR shall furnish sufficient personnel, equipment, and facilities and shall work such hours to assure prosecution of the work to completion in accordance with the schedule contained in any task order.

(c)	The initial term of this “subcontract” during which task orders may be issued hereunder is twelve (12) months beginning on the effective date of this “subcontract”. The term of this “subcontract” may be extended for up to twelve (12) months beyond the initial term by giving written notice to the SUBCONTRACTOR by the date specified as the expiration date of the subcontract. CONTRACTOR will attempt to give the SUBCONTRACTOR a preliminary written notice of its intent to extend the term of the subcontract at least sixty (60) days before the then current expiration date; however, the preliminary notice shall not be a commitment by CONTRACTOR to extend the term of the subcontract. Failure to provide the preliminary notice at least sixty (60) days before the current expiration date does not prevent CONTRACTOR from the exercise of an option. The exercise of an option to extend the term of this subcontract shall be accomplished by a bilateral written subcontract modification issued by CONTRACTOR. Such extensions may be made from time to time or in one modification. The period of performance of tasks ordered and delivery dates for any deliverable items shall be specified in each task order.

(d)	The maximum cumulative dollar value of all task orders that may be issued pursuant to this “subcontract” is the ceiling price set forth below. A price ceiling will also be established for each task order and cannot be exceeded, except by mutual written agreement of the parties. The ceiling price for all work called for under this “subcontract” is Ten Million U.S. Dollars ($10,000,000.00). SUBCONTRACTOR waives its right to monies to which it might otherwise have been entitled for any amount expended in excess of the ceiling price for this “subcontract”.

Subcontract No. 573512	Page 3 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(e)	CONTRACTOR may issue one or more task orders to SUBCONTRACTOR for work or services required by CONTRACTOR. When and if ordered by CONTRACTOR and accepted by SUBCONTRACTOR, SUBCONTRACTOR shall perform the work or furnish the services specified in a task order. Each task order issued shall: (1) be deemed to be an individual subcontract priced upon the basis specified in the task order; (2) contain a price ceiling that cannot be exceeded without mutual written agreement of the parties; and (3) be subject to the terms and conditions of this “subcontract”. In the event of conflict between a task order and this “subcontract”, this “subcontract” shall control. SUBCONTRACTOR shall complete any task order issued during the effective period of this “subcontract” and not completed within that period within the time specified in the task order. This “subcontract” shall govern the rights and obligations of the parties with respect to that task order to the same extent as if the task order was completed during the effective period of this “subcontract”.

(f)	When applicable, SUBCONTRACTOR shall be required to submit certified cost or pricing data to CONTRACTOR prior to the issuance of a task order.

SC-5	CONTRACTOR-FURNISHED GOVERNMENT-OWNED MATERIALS AND EQUIPMENT (Nov 2017)
(a)	CONTRACTOR will furnish to SUBCONTRACTOR, at CONTRACTOR’S designated location or Jobsite storage area, the items listed below to be incorporated into or used in performance of the Work under this subcontract. Such items will be furnished, without cost to SUBCONTRACTOR, provided that SUBCONTRACTOR shall, at its expense, accept delivery thereof, load, unload, transport to points of use, and care for such items until final disposition thereof. At time of acceptance of any such item from CONTRACTOR, SUBCONTRACTOR shall sign a receipt therefor. Signing of such receipt without reservation therein shall preclude any subsequent claim by SUBCONTRACTOR that any such items were received from CONTRACTOR in a damaged condition and with shortages.

(b)	SUBCONTRACTOR shall comply with the requirements of FAR Subpart 45.5 Support Government Property Administration and the Government Property clauses incorporated herein in the administration of Government property.

(c)	Materials and/or equipment to be furnished by CONTRACTOR:

●	N/A

(d)	If SUBCONTRACTOR is required to lift or move any CONTRACTOR-furnished government-owned materials or equipment, CONTRACTOR will supply the manufacturer’s lifting and rigging instructions to SUBCONTRACTOR. Based on the provided instructions, SUBCONTRACTOR shall prepare a lifting and rigging plan for CONTRACTOR’S approval. SUBCONTRACTOR and its lower tier subcontractors shall not perform the lift/move without CONTRACTOR’s written approval of SUBCONTRACTOR’S proposed lifting and rigging plan. Upon obtaining CONTRACTOR’S written approval of the plan, SUBCONTRACTOR shall perform the lift/move in strict compliance with the approved plan.

SC-6	CONTRACTOR-FURNISHED AND SUBCONTRACTOR-ACQUIRED ITEMS (Jan 2010)
(a)	Utilities

The utilities listed below will be furnished by CONTRACTOR without cost to SUBCONTRACTOR, provided that all such utilities will be furnished at outlets existing on the Jobsite and SUBCONTRACTOR shall, at its expense, extend such utilities from said outlets to points of use and at completion of all the Work remove all materials and equipment used for such extensions:

(1)	Construction water, and
(3)	Electric Power

(b)	Facilities

The facilities listed below will be furnished by CONTRACTOR. Such facilities may be used by SUBCONTRACTOR without charge, provided that any such use will be subject to written approval of CONTRACTOR.

(1)	Storage and working area

Subcontract No. 573512	Page 4 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

SC-9	SERVICE CONTRACT LABOR STANDARDS DETERMINATION (Jun 2017)

SUBCONTRACTOR shall pay, and ensure its lower-tier subcontractors pay, all service employees employed in the performance of this subcontract in accordance with the requirements set forth in FAR clause 52.222-41, Service Contract Labor Standards (SCLS), as amended. A copy of SCLS Wage Determination No. WD 15-5535 (Rev. 10) dated December 23, 2019, which is applicable to this subcontract, is included and made part of this subcontract as Appendix B-1. (https://beta.sam.gov/wage-determination/2015-5535/10?keywords=2015- 5535&sort=-relevance&index=&is_active=true&page=1)

SUBCONTRACTOR is required to post the Department of Labor Wage and Hour Division (WH) Publication 1313 Employee Rights on Government Contracts, currently available at http://www.dol.gov/whd/regs/compliance/posters/govc.pdf, with the applicable wage determination, in a prominent and accessible location at the worksite where both may be seen by all SUBCONTRACTOR employees performing work on the subcontract.

SC-10	INSURANCE REQUIREMENTS (Jun 2017) (Revised July 2019)
(a)	SUBCONTRACTOR shall, at its expense, maintain in effect at all times, during the performance of the Work, insurance coverage with limits not less than those set forth below with insurers with an A.M. Best rating of not less than A-VII and under forms of policies satisfactory to CONTRACTOR.

(1)	Workers’ Compensation with limits and coverage as required by any applicable State and Federal law or regulation.

(2)	Employer’s Liability of not less than $1,000,000 each accident.

The above policy shall include an Insurer’s Waiver of Subrogation in favor of CONTRACTOR, the GOVERNMENT, each of their members, subsidiaries and affiliates, and the officers, directors and employees of each such entity.

(3)	Commercial General Liability Insurance

(i)	SUBCONTRACTOR shall carry Commercial General Liability Insurance covering all operations by or on behalf of SUBCONTRACTOR providing insurance for bodily injury liability and property damage liability for the limits of liability indicated below and including coverage for:

(A)	Premises and Operations;
(B)	Independent Contractors
(C)	Products and Completed Operations for at least (24 months following final acceptance of the Project as a whole;
(D)	Contractual Liability applying to the indemnity agreement in the General Condition titled “INDEMNITY;”
(E)	Broad Form Property Damage (including Completed Operations);
(F)	Explosion, Collapse and Underground Hazards; and
(G)	Personal and Advertising Injury Liability.

(ii)	The limits of liability for bodily injury, property damage and personal injury shall not be less than:

$2,000,000	Combined single limit for Bodily Injury and Property Damage each occurrence;
$2,000,000	Personal Injury Limit each occurrence;
$4,000,000	Products-Completed Operations Annual Aggregate Limit; and
$4,000,000	General Annual Aggregate Limit (other than Products-Completed Operations).

Subcontract No. 573512	Page 5 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(iii)	Coverage (a)(3) shall apply to the indemnity agreement in the General Condition titled “INDEMNITY”.

(iv)	To the maximum extent permitted by applicable law but no further, GOVERNMENT and CONTRACTOR, and their members, subsidiaries and affiliates, and the officers, directors, and employees of the foregoing shall each be named as an Additional Insured under the Commercial General Liability Insurance policy, including any Excess or Umbrella Liability Insurance(s) but only with respect to liability caused by or arising out of the acts or omissions of SUBCONTRACTOR or its officers, employees or agents in the performance of ongoing operations for CONTRACTOR and GOVERNMENT. Such insurance shall: (1) include an Insurer’s waiver of subrogation in favor of each Additional Insured; (2) be primary and non-contributory as regards any similar insurance coverage maintained for or by the Additional Insureds whether primary, excess, contingent, or on any other basis; (3) contain a cross-liability clause, also known as separation of interest / severability of interests / separation of insureds condition; and (4) be on an occurrence policy form, not a claims made form. The insurance limits provided by SUBCONTRACTOR’S insurance (primary and excess) to the Additional Insureds must be exhausted before any contribution from such Additional Insureds’ own insurance, but not other insurance applicable to a loss which may be subject to contribution.

(4)	Automobile Liability (Owned, hired and non-owned) with combined single limits of liability for bodily injury or property damage of not less than $2,000,000 for any one occurrence. SUBCONTRACTOR’S Automobile Liability Insurance shall include coverage for Automobile Contractual Liability.

(5)	In the event SUBCONTRACTOR maintains insurance covering loss or damage to equipment, tools or any other property of SUBCONTRACTOR such insurance shall include an Insurer’s waiver of subrogation in favor of GOVERNMENT and CONTRACTOR.

(6)	Pollution Liability Insurance in an amount not less than $5,000,000 per occurrence/annual aggregate. Such insurance shall provide bodily injury and property damage and clean-up costs coverage for both sudden and gradual occurrences arising from the Work performed under this subcontract. If SUBCONTRACTOR activities involve professional services, coverage shall include pollution losses resulting from any deficient professional services. If Completed Operations is limited in the policy, such Completed Operation Coverage shall be for a period of not less than five (5) years. If such insurance is written on a claim-made form, such insurance shall include minimally a six (6) year extended discovery period. Insurance shall name the University of Washington, GOVERNMENT, and CONTRACTOR, and their members, subsidiaries and affiliates, and the officers, directors, and employees of the foregoing each as Additional Insureds, but only with respect to liability caused by or arising out of the acts or omissions of SUBCONTRACTOR or its officers, employees or agents in the performance of ongoing operations for CONTRACTOR and GOVERNMENT. In addition, SUBCONTRACTOR’S insurer shall waive its right of subrogation against the Additional Insureds.

(b)	The required limits of coverage specified in (a)(1) through (a)(4) may be satisfied by a combination of a primary policy and an excess or umbrella policy. Coverage shall be provided on a follow form basis, include a Priority of coverage endorsement applying immediately before any other SUBCONTRACTOR Insurance coverage, whether primary, excess, contingent or any other basis and as excess over the primary policies of Employer’s Liability, Commercial General Liability and Automobile Liability as required above. Such insurance shall include the same Additional Insured and Insurer’s Waiver of Subrogation provisions required by the primary policies and shall be primary and non-contributory with any similar insurance coverage maintained by the Additional Insureds.

Subcontract No. 573512	Page 6 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(c)	Should any of the Work involve:

(1)	construction or renovation of a building or structure, SUBCONTRACTOR shall carry Builders Risk Insurance, written on an “All Risk” basis with a limit equal to the total installed cost of the SUBCONTRACTOR’S Work. “Total installed cost” shall include the value of material and equipment provided by CONTRACTOR and GOVERNMENT while such property is in the care, custody, and control of SUBCONTRACTOR. This insurance will cover all material and equipment installed or to be installed in permanent buildings and facilities and will include coverage for material in transit and in offsite storage. To the maximum extent permitted by applicable law but no further, GOVERNMENT and CONTRACTOR, and their members, subsidiaries and affiliates, and the officers, directors, and employees of the foregoing shall each be named as an Additional Insured, but only with respect to liability caused by or arising out of the acts or omissions of SUBCONTRACTOR or its officers, employees or agents in the performance of ongoing operations for CONTRACTOR and GOVERNMENT. In addition, SUBCONTRACTOR’S insurer shall waive its right of subrogation against the Additional Insureds. Should any loss or damage to the Work occur, deductibles under this policy shall be for SUBCONTRACTOR’S account.

(2)	marine operations, SUBCONTRACTOR shall provide or have provided coverage for liabilities arising out of such marine operations, including contractual liability under its Commercial General Liability Insurance or Marine Hull and Machinery Insurance and Protection and Indemnity Insurance. In the event such marine operations involve any SUBCONTRACTOR owned, hired, chartered, or operated vessels, barges, tugs or other marine equipment, SUBCONTRACTOR agrees to provide or have provided Marine Hull and Machinery Insurance and Protection and Indemnity Insurance and/or Charterer’s Liability Insurance. The combined limit of the Protection and Indemnity Insurance and/or Charterer’s Liability Insurance shall be at least $5,000,000 per occurrence or the market value of the vessel, whichever is greater. The Protection and Indemnity and/or Charterer’s liability and the Hull and Machinery coverage’s shall include coverage for contractual liability, wreck removal, sudden and accidental pollution, tower’s liability if applicable; special operations, and full collision coverage and shall be endorsed:

(i)	To the maximum extent permitted by applicable law but no further, to provide full coverage to CONTRACTOR and GOVERNMENT, and their members, subsidiaries and affiliates, and the officers, directors, and employees of the foregoing each as Additional Insureds, but only with respect to liability caused by or arising out of the acts or omissions of SUBCONTRACTOR or its officers, employees or agents in the performance of ongoing operations for CONTRACTOR and GOVERNMENT, without limiting coverage to liability “as owner of the vessel” and to delete any “as owner” clause or other language that would limit coverage to liability of an insured “as owner of the vessel;” and

(ii)	To waive any limit to full coverage for the Additional Insureds provided by any applicable liability statute.

All marine insurances provided by SUBCONTRACTOR shall include an Insurer’s waiver of subrogation in favor of the Additional Insureds.

(3)	aircraft (fixed wing or helicopter) owned, operated or chartered by SUBCONTRACTOR, liability arising out of such aircraft shall be insured for a combined single limit not less than $10,000,000 each occurrence and such limit shall apply to Bodily Injury (including passengers) and Property Damage Liability. To the maximum extent permitted by applicable law but no further, such insurance shall name CONTRACTOR and GOVERNMENT, and their members, subsidiaries and affiliates, and the officers, directors, and employees of the foregoing each as Additional Insureds, but only with respect to liability caused by or arising out of the acts or omissions of SUBCONTRACTOR or its officers, employees or agents in the performance of ongoing operations for CONTRACTOR and GOVERNMENT. The insurance shall also include an Insurer’s waiver of subrogation in favor of the Additional Insureds, state that it is primary insurance as regards the Additional Insureds and contain a cross-liability or severability of interest clause. If the aircraft hull is insured such insurance shall provide for an Insurer’s waiver of subrogation rights in favor of CONTRACTOR and GOVERNMENT and their members, subsidiaries and affiliates, and the officers, directors, and employees of the foregoing. In the event SUBCONTRACTOR charters aircraft, the foregoing insurance and evidence of insurance may be furnished by the owner of the chartered aircraft, provided the above requirements are met.

Subcontract No. 573512	Page 7 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(4)	inspection, handling or removal of asbestos, SUBCONTRACTOR shall also carry Asbestos Liability Insurance in an amount not less than $5,000,000 per occurrence/annual aggregate. The policy shall be written on an “Occurrence Basis” with no sunset clause. To the maximum extent permitted by applicable law but no further, such insurance shall name CONTRACTOR and GOVERNMENT, and their members, subsidiaries and affiliates, and the officers, directors, and employees of the foregoing each as Additional Insureds, but only with respect to liability caused by or arising out of the acts or omissions of SUBCONTRACTOR or its officers, employees or agents in the performance of ongoing operations for CONTRACTOR and GOVERNMENT.

(5)	transporting hazardous substances, SUBCONTRACTOR shall also carry Business Automobile Insurance covering liability arising out of the transportation of hazardous materials in an amount not less than $2,000,000 per occurrence. Such policy shall include Motor Carrier Endorsement MCS-90. NEITHER CONTRACTOR NOR GOVERNMENT IS TO BE NAMED AN ADDITIONAL INSURED FOR THIS POLICY.

(6)	treatment, storage or disposal of hazardous wastes, SUBCONTRACTOR shall furnish an insurance certificate from the designated disposal facility establishing that the facility operator maintains current Environmental Liability Insurance in the amount of not less than $5,000,000 per occurrence/annual aggregate. Coverage shall also include non-owned disposal site (NODS) coverage for losses at the Jobsite.

(7)	hauling of property worth in excess of $300,000, SUBCONTRACTOR shall, unless provided by CONTRACTOR, also carry “All Risk” Transit Insurance, or “All Risk” Motor Truck Cargo Insurance, or such similar form of insurance that will insure against physical loss or damage to the property being transported, moved or handled by SUBCONTRACTOR pursuant to the terms of this subcontract. Such insurance shall provide a limit of not less than the replacement cost of the highest value being moved, and to the maximum extent permitted by applicable law but no further, shall insure the interest of CONTRACTOR and GOVERNMENT and their members, subsidiaries and affiliates, and the officers, directors, and employees of the foregoing each as their respective interests may appear, but only with respect to liability caused by or arising out of the acts or omissions of SUBCONTRACTOR or its officers, employees or agents in the performance of ongoing operations for CONTRACTOR and GOVERNMENT, and shall include an insurer’s Waiver of Subrogation in favor of each such party.

(d)	Submission of Insurance Certificates and Endorsements

SUBCONTRACTOR shall deliver to CONTRACTOR no later than ten (10) calendar days after subcontract award, but in any event prior to commencing the Work or entering the Jobsite, (1) certificates of insurance providing clear evidence that the coverages and at least the minimum limits of insurance are in full force and effect; and (2) copies of endorsements or analogous insurance policy documents certified by SUBCONTRACTOR’s insurer that meet all applicable Additional Insured and Waiver of Subrogation requirements prescribed by this clause. SUBCONTRACTOR shall deliver to CONTRACTOR thirty (30) calendar days advance written notice prior to cancellation, termination or material alteration of said policies of insurance. Certificates shall identify on their face the project name and the applicable subcontract number. Delivery of certificates, endorsements and any notices of policy change shall be made to the Subcontract Administrator identified in clause SC-2 AUTHORITY OF PERSONNEL.

Subcontract No. 573512	Page 8 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(e)	Non-Waiver and Other Conditions

(1)	CONTRACTOR’S acceptance of any evidence of insurance, including any certificate of insurance, shall not: (i) constitute acceptance of the adequacy of SUBCONTRACTOR’S insurance coverage, (ii) imply that any insurance coverage provided by SUBCONTRACTOR complies with the requirements of this subcontract, (iii) be deemed as a modification of any of SUBCONTRACTOR’S requirements in the subcontract, or (iv) waive CONTRACTOR’S or the GOVERNMENT’s rights to enforce any of SUBCONTRACTOR’S requirements in this subcontract, including the requirements concerning insurance coverage amounts, insurance terms and conditions and qualifications of insurance companies.

(2)	The requirements contained herein as to types and limits, as well as CONTRACTOR’S approval of insurance coverage to be maintained by SUBCONTRACTOR, are not intended to and shall not in any manner limit or qualify the liabilities and obligations assumed by SUBCONTRACTOR under this subcontract.

(3)	Neither CONTRACTOR nor GOVERNMENT is maintaining any insurance on behalf of SUBCONTRACTOR covering against loss or damage to the Work or to any other property of SUBCONTRACTOR.

SC-13E	MEASUREMENT FOR PAYMENT (Nov 2018)
(a)	Labor effort expended in performance of this subcontract shall be reimbursed using the Fixed Hourly Rates listed in Exhibit C. If during performance of the subcontract, SUBCONTRACTOR determines that a category of labor not already listed in Exhibit C is necessary to achieve the subcontract objectives, SUBCONTRACTOR shall notify CONTRACTOR. Upon submission of necessary documentation by SUBCONTRACTOR, the parties may negotiate the Fixed Hourly Rate for the additional category for inclusion in Exhibit C by a modification to this subcontract.

(b)	In accordance with the clause entitled “FAR 52.232-7, Payments under Time-and-Materials and Labor-Hour Contracts”, SUBCONTRACTOR may submit monthly billings for the direct labor performed and/or other direct charges incurred. A breakdown, satisfactory to CONTRACTOR, shall be included on or with each invoice, and contain the following minimum information:

(1)	Subcontract number and period of performance.
(2)	Direct Labor charges shall show labor category, hourly rate, and name of individual who performed the work. All Direct Labor charges shall be supported by copies of signed or electronic timesheets, or a summary sheet if a CONTRACTOR/GOVERNMENT approved time keeping system is used.
(3)	Other Direct charges for lower-tier subcontracts shall be itemized, and include the name of the subcontractor, name of individual who performed the work, and applicable hourly rate. All labor charges shall be supported by copies of signed or electronic timesheets, or a summary sheet if a CONTRACTOR/GOVERNMENT approved time keeping system is used.
(4)	Travel charges shall be itemized and supported by receipts, as required by SC-115 Travel Costs and Reimbursement. Note: Itineraries provided by sites such as Orbitz, Expedia, etc. shall only be deemed acceptable receipts for reimbursement if payment authorization is shown thereon.
(5)	Materials charges shall be itemized and include a description of material(s), cost, and handling charges, if allowed.
(6)	Charges for Subcontractor Acquired Property (SAP) shall be itemized, show manufacturer, item description, serial number, model number, date property was acquired, acquisition cost and be supported by copies of receipts for each item purchased.
(7)	New Mexico Gross Receipts Tax (NMGRT) charges for reimbursement of NMGRT paid to lower-tier subcontractors shall be itemized, show amount of tax paid to each subcontractor, and NMGRT rate.

(c)	SUBCONTRACTOR shall maintain all records necessary for determining the amount of services or quantities of work to be paid under this subcontract and CONTRACTOR, at its sole discretion, may witness and verify such records. Measurements and computations shall be made by such methods as CONTRACTOR may consider appropriate and copies of notes, computations and other records made by SUBCONTRACTOR for the purpose of determining amounts or quantities shall be furnished to CONTRACTOR upon request.

Subcontract No. 573512	Page 9 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(d)	Each invoice or voucher submitted for payment shall bear the following certification signed by an official of SUBCONTRACTOR having authority to make such certification:

“The undersigned certifies that the information set forth herein and in supporting documentation is true and correct and may be used as a basis for payment by CONTRACTOR for the amounts requested in this invoice.”

SC-14	NUCLEAR HAZARDS INDEMNITY AND PRICE ANDERSON ACT (Jan 2010)
(a)	48 CFR 952.250-70 Nuclear Hazards Indemnity Agreement As Modified By DOE Acquisition Letter 2005- 15 (Jun 2009)

(1)	Authority. This clause is incorporated into this contract pursuant to the authority contained in subsection 170d. of the Atomic Energy Act of 1954, as amended (hereinafter called the Act.)

(2)	Definitions. The definitions set out in the Act shall apply to this clause.

(3)	Financial protection. Except as hereafter permitted or required in writing by DOE, the contractor will not be required to provide or maintain, and will not provide or maintain at Government expense, any form of financial protection to cover public liability, as described in paragraph (4)(ii) below. DOE may, however, at any time require in writing that the contractor provide and maintain financial protection of such a type and in such amount as DOE shall determine to be appropriate to cover such public liability, provided that the costs of such financial protection are reimbursed to the contractor by DOE.
(4)

(i)	Indemnification. To the extent that the contractor and other persons indemnified are not compensated by any financial protection permitted or required by DOE, DOE will indemnify the contractor and other persons indemnified against (i) claims for public liability as described in subparagraph (4)(ii) of this clause; and (ii) such legal costs of the contractor and other persons indemnified as are approved by DOE, provided that DOE’s liability, including such legal costs, shall not exceed the amount set forth in section 170d. of the Act, as that amount may be increased in accordance with section 170t., in the aggregate for each nuclear incident or precautionary evacuation occurring within the United States or $500 million in the aggregate for each nuclear incident occurring outside the United States, irrespective of the number of persons indemnified in connection with this contract.

(ii)	The public liability referred to in subparagraph (4)(i) of this clause is public liability as defined in the Act which (i) arises out of or in connection with the activities under this contract, including transportation; and (ii) arises out of or results from a nuclear incident or precautionary evacuation, as those terms are defined in the Act.

(5)

(i)	Waiver of Defenses. In the event of a nuclear incident, as defined in the Act, arising out of nuclear waste activities, as defined in the Act, the contractor, on behalf of itself and other persons indemnified, agrees to waive any issue or defense as to charitable or governmental immunity.

(ii)	In the event of an extraordinary nuclear occurrence which:

(A)	Arises out of, results from, or occurs in the course of the construction, possession, or operation of a production or utilization facility; or

(B)	Arises out of, results from, or occurs in the course of transportation of source material, by-product material, or special nuclear material to or from a production or utilization facility; or

Subcontract No. 573512	Page 10 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(C)	Arises out of or results from the possession, operation, or use by the contractor or a subcontractor of a device utilizing special nuclear material or by-product material, during the course of the contract activity; or

(D)	Arises out of, results from, or occurs in the course of nuclear waste activities, the contractor, on behalf of itself and other persons indemnified, agrees to waive:

(1)	Any issue or defense as to the conduct of the claimant (including the conduct of persons through whom the claimant derives its cause of action) or fault of persons indemnified, including, but not limited to:

i	Negligence;

ii	Contributory negligence;

iii	Assumption of risk; or

iv	Unforeseeable intervening causes, whether involving the conduct of a third person or an act of God;

(2)	Any issue or defense as to charitable or governmental immunity; and

(3)	Any issue or defense based on any statute of limitations, if suit is instituted within 3 years from the date on which the claimant first knew, or reasonably could have known, of his injury or change and the cause thereof. The waiver of any such issue or defense shall be effective regardless of whether such issue or defense may otherwise be deemed jurisdictional or relating to an element in the cause of action. The waiver shall be judicially enforceable in accordance with its terms by the claimant against the person indemnified.

(E)	The term extraordinary nuclear occurrence means an event which DOE has determined to be an extraordinary nuclear occurrence as defined in the Act. A determination of whether or not there has been an extraordinary nuclear occurrence will be made in accordance with the procedures in 10 CFR part 840.

(F)	For the purposes of that determination, “offsite” as that term is used in 10 CFR part 840 means away from “the contract location” which phrase means any DOE facility, installation, or site at which contractual activity under this contract is being carried on, and any contractor-owned or controlled facility, installation, or site at which the contractor is engaged in the performance of contractual activity under this contract.

(iii)	The waivers set forth above:

(A)	Shall be effective regardless of whether such issue or defense may otherwise be deemed jurisdictional or relating to an element in the cause of action;

(B)	Shall be judicially enforceable in accordance with its terms by the claimant against the person indemnified;

(C)	Shall not preclude a defense based upon a failure to take reasonable steps to mitigate damages;

Subcontract No. 573512	Page 11 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(D)	Shall not apply to injury or damage to a claimant or to a claimant’s property which is intentionally sustained by the claimant or which results from a nuclear incident intentionally and wrongfully caused by the claimant;

(E)	Shall not apply to injury to a claimant who is employed at the site of and in connection with the activity where the extraordinary nuclear occurrence takes place, if benefits therefor are either payable or required to be provided under any workmen’s compensation or occupational disease law;

(F)	Shall not apply to any claim resulting from a nuclear incident occurring outside the United States;

(G)	Shall be effective only with respect to those obligations set forth in this clause and in insurance policies, contracts or other proof of financial protection; and

(H)	Shall not apply to, or prejudice the prosecution or defense of, any claim or portion of claim which is not within the protection afforded under (A) the limit of liability provisions under subsection 170e. of the Act, and (B) the terms of this agreement and the terms of insurance policies, contracts, or other proof of financial protection.

(6)	Notification and litigation of claims. The contractor shall give immediate written notice to DOE of any known action or claim filed or made against the contractor or other person indemnified for public liability as defined in paragraph (4)(ii). Except as otherwise directed by DOE, the contractor shall furnish promptly to DOE, copies of all pertinent papers received by the contractor or filed with respect to such actions or claims. DOE shall have the right to, and may collaborate with, the contractor and any other person indemnified in the settlement or defense of any action or claim and shall have the right to (1) require the prior approval of DOE for the payment of any claim that DOE may be required to indemnify hereunder; and (2) appear through the Attorney General on behalf of the contractor or other person indemnified in any action brought upon any claim that DOE may be required to indemnify hereunder, take charge of such action, and settle or defend any such action. If the settlement or defense of any such action or claim is undertaken by DOE, the contractor or other person indemnified shall furnish all reasonable assistance in effecting a settlement or asserting a defense.

(7)	Continuity of DOE obligations. The obligations of DOE under this clause shall not be affected by any failure on the part of the contractor to fulfill its obligation under this contract and shall be unaffected by the death, disability, or termination of existence of the contractor, or by the completion, termination or expiration of this contract.

(8)	Effect of other clauses. The provisions of this clause shall not be limited in any way by, and shall be interpreted without reference to, any other clause of this contract, including the clause entitled Contract Disputes, provided, however, that this clause shall be subject to the clauses entitled Covenant Against Contingent Fees, and Accounts, records, and inspection, and any provisions that are later added to this contract as required by applicable Federal law, including statutes, executive orders and regulations, to be included in Nuclear Hazards Indemnity Agreements.

(9)	Civil penalties. The contractor and its subcontractors and suppliers who are indemnified under the provisions of this clause are subject to civil penalties, pursuant to section 234A of the Act, for violations of applicable DOE nuclear-safety related rules, regulations, or orders. If the contractor is a not-for-profit contractor, as defined by section 234Ad.(2), the total amount of civil penalties paid shall not exceed the total amount of fees paid within any 1-year period (as determined by the Secretary) under this contract.

(10)	Criminal penalties. Any individual director, officer, or employee of the contractor or of its subcontractors and suppliers who are indemnified under the provisions of this clause are subject to criminal penalties, pursuant to section 223(c) of the Act, for knowing and willful violation of the Atomic Energy Act of 1954, as amended, and applicable DOE nuclear safety-related rules, regulations or orders which violation results in, or, if undetected, would have resulted in a nuclear incident.

Subcontract No. 573512	Page 12 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(11)	Inclusion in subcontracts. The contractor shall insert this clause in any subcontract which may involve the risk of public liability, as that term is defined in the Act and further described in paragraph (4)(ii) above. However, this clause shall not be included in subcontracts in which the subcontractor is subject to Nuclear Regulatory Commission (NRC) financial protection requirements under section 170b. of the Act or NRC agreements of indemnification under section 170c. or k. of the Act for the activities under the subcontract.

(12)	Effective Date. This contract was awarded on or after August 8, 2005 and at contract award contained the clause at DEAR 952.250-70 (JUNE 1996) or prior version. That clause has been deleted and replaced with this clause. The Price-Anderson Amendments Act of 2005, described by this clause, control the indemnity for any nuclear incident that occurred on or after August 8, 2005. The Contractor’s liability for civil penalties for violations of the Atomic Energy Act of 1954 under this contract is described by paragraph (i) of this clause.

(b)	The U.S. Department of Energy (DOE) will indemnify SUBCONTRACTOR against (1) claims for public liability, and (2) legal costs arising from any nuclear incidence, in accordance with the provisions of 48 CFR 952.250-70 as modified by DOE Acquisition Letter 2005-15.

(c)	The Department of Energy has promulgated Procedural Rules for DOE Nuclear Activities (10 CFR 820), Quality Assurance Requirements (10 CFR 830 Subpart A), Occupational Radiation Protection rules (10 CFR 835), Chronic Beryllium Disease Prevention Program Rules (10 CFR 850), and Worker Safety and Health Program (10 CFR 851) in implementation of the Price Anderson Amendment Act (PAAA) of 1988, Public Law 100-408, August 20, 1988, as amended. These rules govern the conduct of persons involved in DOE nuclear activities, and in particular, are designed to achieve compliance with DOE safety issues. SUBCONTRACTOR shall comply and is responsible for the compliance of its lower-tier subcontractors with the referenced DOE safety related rules and regulations. Violation of the applicable rules and regulations will provide a basis for the assessment of civil and criminal penalties.

(d)	SUBCONTRACTOR shall indemnify CONTRACTOR for any civil penalties levied against CONTRACTOR, pursuant to Section 234A of the Atomic Energy Act of 1954 as amended, for any violations of applicable DOE safety related rules, regulations, or orders committed by SUBCONTRACTOR or its lower-tier subcontractors and suppliers.

SC-17	POSSIBILITY OF CONTAMINATION OF SUBCONTRACTOR-OWNED MATERIALS AND EQUIPMENT (Jun 2009)
(a)	SUBCONTRACTOR’S equipment may become contaminated during the course of this Work. All SUBCONTRACTOR equipment must be fully decontaminated prior to removal from the Work Area. SUBCONTRACTOR shall provide a decontamination and contaminated material control procedure(s) for CONTRACTOR’S review and acceptance. SUBCONTRACTOR shall obtain CONTRACTOR’S authorization to remove any equipment from the Site.

(b)	Prior to SUBCONTRACTOR equipment arriving at the Jobsite, SUBCONTRACTOR shall inform CONTRACTOR of the specific radioactive contaminants that could be left over from previous work. CONTRACTOR will survey SUBCONTRACTOR’S equipment upon arrival at the Jobsite to establish a radiation contamination profile as a baseline for the non-CONTRACTOR radioactive contaminants. The equipment shall meet CONTRACTOR’S health physics standards for radioactivity before it will be permitted to enter the Jobsite. Any radioactive contaminants that are present must be in the form of surface contamination and shall not exceed the levels prescribed. Any preliminary decontamination to remove non-CONTRACTOR radioactive contaminants that may be required shall be performed by the SUBCONTRACTOR and will be performed at SUBCONTRACTOR’S expense. SUBCONTRACTOR will be solely responsible for the disposal of all wastes generated as a result of preliminary decontamination to remove non-CONTRACTOR radioactive contaminants. Neither CONTRACTOR nor the Government shall be designated as generator of such waste.

Subcontract No. 573512	Page 13 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(c)	The equipment shall also be free of non-radioactive hazardous contaminants upon arrival at the Jobsite. Verification shall be supplied by SUBCONTRACTOR that the equipment does not contain hazardous contaminants upon arrival, including residual hazardous contaminants that might be hidden inside equipment. In the event that the equipment is found to be contaminated with non-CONTRACTOR non- radioactive hazardous contaminants upon arrival, SUBCONTRACTOR will not be permitted to commence Work until the equipment is free of significant (non-trace) non-CONTRACTOR contamination, as defined by CONTRACTOR. Any preliminary decontamination to remove non-CONTRACTOR hazardous contaminants that may be required shall be performed by the SUBCONTRACTOR and will be performed at SUBCONTRACTOR’S expense. SUBCONTRACTOR will be solely responsible for the disposal of all wastes generated as a result of preliminary decontamination to remove non-CONTRACTOR non- radioactive hazardous contaminants. Neither CONTRACTOR nor the Government shall be designated as the generator of non-CONTRACTOR non-radioactive or hazardous waste.

(d)	Upon completion of the Work, CONTRACTOR will survey and inspect SUBCONTRACTOR’S equipment before it is removed from the Jobsite to establish a post-processing radiation contamination profile. If the equipment contamination profile exceeds the CONTRACTOR’S required exit decontamination limits, SUBCONTRACTOR shall carry out the necessary radioactive decontamination at the Jobsite in accordance with the SUBCONTRACTOR’S approved procedures.

(e)	SUBCONTRACTOR shall take all reasonable measures to mitigate the potential for contamination of its major equipment (major equipment excludes tools and equipment accessories) during performance of the Work. If CONTRACTOR determines that required exit decontamination limits for any item of major equipment is unattainable, despite SUBCONTRACTOR’S best efforts, SUBCONTRACTOR will be compensated for the appraised value of the major equipment considering age, condition, and value of similar equipment, unless contamination of said equipment is deemed by the CONTRACTOR to be the result of carelessness or negligence on the part of the SUBCONTRACTOR. If an agreed upon value cannot be negotiated, an independent appraiser may be used to determine value.

(f)	SUBCONTRACTOR shall provide to the STR, in advance of use, a list of tools, items of equipment and accessories (e.g. hand drills, transfer pumps, hoses, etc.) to be utilized in performance of that work that, because of the nature or configuration of the tool, equipment, or accessory, may be reasonably expected not to be capable of being decontaminated through reasonable efforts. Unless otherwise provided for in this Subcontract, SUBCONTRACTOR shall be responsible for the cost of all such tools, equipment, and accessories, and will not receive compensation pursuant to the paragraph above for tools, equipment, and accessories that are identified or should have been identified, pursuant to this paragraph.

(g)	In accordance with the general clause entitled “Indemnity”, SUBCONTRACTOR shall indemnify CONTRACTOR and GOVERNMENT for any liability, including criminal liability, associated with its removing contaminated items in violation of this clause.

SC-19	PHYSICAL SECURITY (Jun 2009)

In performance of the Work under this subcontract, SUBCONTRACTOR shall maintain:

(1)	Control of material and equipment packaging, transportation, and delivery to the Jobsite.
(2)	Accountability procedures for storage, requisition and issue of material and equipment.
(3)	Personnel security to include, but not limited to, compliance with Project work rules (access, badging, prohibited activities, and items, etc.).
(4)	Communications security
(5)	Prompt reporting of incidents of loss, theft or vandalism to CONTRACTOR, subsequently detailed and provided in writing.

Subcontract No. 573512	Page 14 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

SC-24	TECHNICAL DATA RIGHTS (Jun 2009)

CONTRACTOR and GOVERNMENT shall have, and SUBCONTRACTOR hereby grants CONTRACTOR and GOVERNMENT, a permanent, assignable, non-exclusive, royalty-free license to use any concept, product, process (patentable or otherwise), copyrighted material (including without limitation documents, specifications, calculations, maps, sketches, notes, reports, data, models, samples, drawings, designs, and electronic software) and confidential information owned by SUBCONTRACTOR upon commencement of the Work under this subcontract and used by SUBCONTRACTOR or furnished or supplied to CONTRACTOR or GOVERNMENT by SUBCONTRACTOR in the course of performance under this subcontract.

SC-101	COST ACCOUNTING STANDARDS LIABILITY (Nov 2018)

SUBCONTRACTOR is subject to the requirements contained in FAR 52.230-2 Cost Accounting Standards and FAR 52.230-6 Administration of Cost Accounting Standards.

Reference is made to the Cost Accounting Standards (CAS) clause(s) of the subcontract. Notwithstanding the provisions of those clause(s), or of any other provision of the subcontract, the SUBCONTRACTOR shall be liable to the Government for any increased costs, or interest thereon, resulting from any failure of the SUBCONTRACTOR, with respect to activities carried on at the site of the work, or of a lower-tier subcontractor, to comply with applicable cost accounting standards or to follow any practices disclosed pursuant to the requirements of such CAS clause(s).

SC-104	LABORATORY ANALYSES (Jun 2009)

When chemical, radiological or physical analyses of hazardous materials are required for their disposal, treatment, or recycling, and such analyses are not listed below as CONTRACTOR provided, SUBCONTRACTOR shall cause such analyses to be performed by an appropriately qualified laboratory. SUBCONTRACTOR shall identify the analyses to be performed and submit the name, qualifications, and procedures of the proposed laboratory(ies) to CONTRACTOR for review and approval prior to performing any analyses. Such analyses shall be at SUBCONTRACTOR’S expense. The following laboratory analyses will be provided by CONTRACTOR:

SC-105	LIMITATION OF FUNDS (Aug 2014)
(a)	The amount of funds presently available for payment by CONTRACTOR and allotted to this subcontract is Eight Million Eight Hundred Forty Four Thousand Five Hundred Forty Eight US Dollars and Eleven Cents ($8,844,548.11). SUBCONTRACTOR shall perform or have performed Work up to the point at which the total amount paid and payable approximates, but does not exceed the total amount actually allotted.

(b)	CONTRACTOR will allot additional funds incrementally to the subcontract up to the full subcontract ceiling, provided funds are made available by GOVERNMENT. Directed Change Orders issued under the Changes clause shall not be considered an authorization to exceed the allotted amount.

(c)	SUBCONTRACTOR shall notify CONTRACTOR in writing whenever it has reason to believe that the amount to be invoiced under this subcontract in the next thirty (30) days, when added to all previously invoiced amounts, will exceed 80% of the total funds so far allotted. Upon notification, CONTRACTOR will allot additional funds or may suspend or terminate the subcontract in accordance with its terms.

(d)	SUBCONTRACTOR is not authorized to continue performance or otherwise incur costs in excess of the allotted funds, unless one of the following exceptions applies: (1) if required to protect and maintain the Work in accordance with General Condition GC-44 SUSPENSION; or (2) protect and preserve the property related to this subcontract in accordance with GC-47(x) TERMINATION FOR CONVENIENCE.

Subcontract No. 573512	Page 15 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

SC-109	ON-SITE HANDLING AND DISPOSAL OF POTENTIALLY HAZARDOUS WASTE (Jun 2009)

If the Work under this subcontract includes any intrusive site drilling, boring, coring or sampling, investigation- derived waste (IDW) and equipment decontamination waste (EDW) may be produced as a result of these efforts. These wastes could include solids or liquids drawn from site wells for sampling purposes. All IDW and EDW shall be treated by SUBCONTRACTOR as if it were hazardous waste regulated under the federal Resource and Conservation Recovery Act of 1976, 42 U.S.C. 6901-6992 (RCRA) as amended, or any more stringent applicable regulations, unless and until SUBCONTRACTOR has been able to confirm, to the satisfaction of CONTRACTOR and the appropriate regulatory agencies, that the wastes are not regulated as hazardous. SUBCONTRACTOR shall complete a Waste Characterization Strategy Form (WCSF) with the appropriate level of detail for IDW and EDW generated by SUBCONTRACTOR. The WCSF shall be submitted to CONTRACTOR for review and approval. SUBCONTRACTOR shall temporarily store IDW and EDW in accordance with the WCSF. If contamination is suspected, IDW and EDW shall be stored within the contaminant exclusion zone pending waste determination, unless otherwise directed by CONTRACTOR.

SC-110	OFF-SITE TRANSPORTATION AND DISPOSAL OF HAZARDOUS MATERIAL (Jun 2009)

(a)	SUBCONTRACTOR shall be responsible for the proper containerization, labeling, manifesting, storage and transport of hazardous waste. SUBCONTRACTOR shall also be responsible for ensuring that all waste profile work and land ban disposal notifications required at recycling, treatment, storage and/or disposal facilities have been properly completed in a timely manner.

(b)	Before SUBCONTRACTOR moves, removes, or transports any hazardous substance (as defined by CERCLA) or subcontracts for such services, SUBCONTRACTOR shall, pursuant to the General Conditions titled “ASSIGNMENTS” and “SUBCONTRACTS”, provide CONTRACTOR the following information as to itself and any lower-tier subcontractor(s) involved in such activities:

(1)	Verification of its license to haul such materials;
(2)	Verification of its EPA Identification Number;
(3)	Copy of its HMTA/DOT and state transportation compliance program;
(4)	Copy of its EPA/State EPA manifest handling procedure;
(5)	Certification that there is no administration action or license revocation proceeding pending against it; and
(6)	Copies of its land ban/pretreatment procedures, if applicable.

(c)	Before SUBCONTRACTOR arranges for the transport of any hazardous substance to a Treatment, Disposal, or Storage (TDS) facility, it shall ensure that all hazardous substances which are to be shipped will receive secure permanent disposal. In furtherance of that obligation SUBCONTRACTOR shall also provide CONTRACTOR the following:

(1)	Certification that the facility is licensed to receive the specific wastes to be transported there, including, if applicable, a current RCRA permit;
(2)	Written commitment from the facility verifying that it can and will accept the materials proposed for disposal at the facility;
(3)	Notice of any restrictions of the disposal facility which may cause rejection of transported materials;
(4)	Sampling and characterization of materials required prior to delivery of materials to the facility;
(5)	Restrictions on delivery schedules;
(6)	Full disclosure and certification concerning any prior, existing, imminent, or pending enforcement or corrective action programs or listing on any applicable EPA or State list of violating facilities; and
(7)	List of permit violations within last four years.

SC-115	TRAVEL COSTS AND REIMBURSEMENT (Nov 2018) [DEVIATION]
(a)	Costs for transportation, lodging, meals, and incidental expenses incurred by SUBCONTRACTOR personnel for travel relating to the performance of, and chargeable to this subcontract shall be reimbursed by CONTRACTOR, subject to the provisions and limitations of Federal Acquisition Regulation 31.205-46 Travel costs, as specified below.

Subcontract No. 573512	Page 16 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(b)	Limitations applicable to reimbursement of costs for transportation, lodging, meals, and incidental expenses:

(1)	An individual working for SUBCONTRACTOR or a lower-tier subcontractor working on this subcontract will not be eligible for reimbursement of transportation, lodging, meals or incidental expenses, if the individual’s Regular Work Location lies within a 100 mile radius of the assigned work location, as defined in the statement of work / scope of work for this subcontract. An individual’s Regular Work Location is defined as (1) the location where such individual regularly performs his or her duties for SUBCONTRACTOR or a lower-tier subcontractor, or (2) the individual’s home or regular place of business, if such individual is only employed by SUBCONTRACTOR or a lower-tier subcontractor to work on this subcontract, and paid on a daily when-actually-employed basis.

(2)	Federal Government holidays and weekends or other scheduled LANL non-workdays are considered non-workdays under this subcontract. Individuals will be considered to be in a per diem status on non-workdays except when:

(i)	they return to their residence;

(ii)	they are in a vacation leave status or leave without pay status at the end of the workday just before the non-workday;

(iii)	they are in a vacation leave status or leave without pay status at the beginning of the workday following the non-workday and the period of leave on the workday is more than one-half of the prescribed working hours for that day; or

(iv)	LANL shuts down operations for the annual winter closure in December.

(3)	Transportation expenses:

(i)	Costs for transportation based on mileage rates may not exceed the standard mileage reimbursement rate for a privately owned vehicle established by the U.S. General Services Administration found at www.gsa.gov/mileage.

(ii)	Receipts supporting all reimbursements for transportation costs of $75 or more, other than transportation based on mileage rates, shall be submitted to support invoices that include such costs.

(iii)	Unless otherwise authorized by CONTRACTOR, SUBCONTRACTOR personnel who must travel to a work location away from their Regular Work Location shall only be entitled to reimbursement for the cost of transportation from their Regular Work Location to the assigned work location at the beginning of their assignment and from the assigned work location to their Regular Work Location at the completion of their assignment.

(4)	Lodging expenses:

(i)	Reimbursement for lodging expenses shall be based on the maximum lodging rates in effect at the time, as set forth in the Federal Travel Regulation (FTR), prescribed by the General Services Administration (GSA) for the location in which the work is performed. Domestic lodging rates may be found at www.gsa.gov/perdiem. Lodging rates shall be on a fixed basis equal to the referenced lodging rates, subject to adjustment as and in accordance with changes in the published GSA rates.

(A)	If reimbursable lodging is not available at or near the assigned work location, CONTRACTOR may authorize a higher maximum reimbursement rate upon written request by SUBCONTRACTOR prior to securing lodging. A copy of CONTRACTOR’S written authorization, if given, shall be included with each invoice.

Subcontract No. 573512	Page 17 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

(ii)	Receipts for lodging expenses shall be submitted to support invoices that include such costs.

(iii)	Lodging will not be reimbursed to individuals who obtain lodging from friends or relatives with or without charge, unless: (1) the host actually incurs additional costs in accommodating the individual; (2) the additional costs are substantiated by the individual; and (3) the additional costs are determined to be reasonable by CONTRACTOR.

(5)	Meals and incidental expenses (M&IE):

(i)	Reimbursement for M&IE shall in no case exceed on a daily basis the maximum per diem rates in effect at the time, as set forth in the Federal Travel Regulation (FTR), prescribed by the General Services Administration for the location in which the work is performed. Domestic M&IE rates may be found at www.gsa.gov/perdiem. Receipts are not required for reimbursement of M&IE.

(ii)	M&IE shall not be reimbursed for workdays in which less than half of the prescribed daily working hours have been worked.

(iii)	M&IE shall not be reimbursed for more than three successive LANL non-workdays, unless otherwise approved in writing by the CONTRACTOR.

(c)	Additional limitations applicable to an individual working for SUBCONTRACTOR or a lower-tier subcontractor on assignment away from their Regular Work Location for a period expected to exceed thirty (30) consecutive calendar days:

(1)	Lodging and M&IE shall be billed separately.

(2)	CONTRACTOR will not reimburse any costs associated with per diem (except for en-route travel) unless the individual working for SUBCONTRACTOR or a lower-tier subcontractor maintains a residence at or near his/her Regular Work Location.

(3)	An individual working for SUBCONTRACTOR or a lower-tier subcontractor, on assignment at the same location for three months or more, shall be eligible for reimbursement of lowest cost, economy air fare, plus charges for up to two checked bags, as well as other reasonable, allowable, and allocable expenses, for one round trip to their residence, at or near their Regular Work Location, every four weeks thereafter. No trips will be authorized if less than thirty (30) days remain on the assignment. Only transportation costs that have actually been incurred shall be reimbursed.

(d)	Foreign travel is defined as travel from the United States to a foreign country and return, and travel between foreign countries. All foreign travel is subject to the prior approval of CONTRACTOR and DOE/NNSA. Foreign travel requests shall be submitted to CONTRACTOR at least sixty (60) days prior to the planned departure date. Travel must occur on U.S.-Flag air carriers.

(e)	By submitting an invoice for reimbursement of costs for transportation, lodging, meals, and incidental expenses, SUBCONTRACTOR certifies that all conditions of applicability specified herein for reimbursement of such costs have been satisfied.

(f)	SUBCONTRACTOR shall include the terms and conditions of this clause in all lower-tier subcontracts issued in performance of this subcontract.

SC-117	ACCRUAL REPORTING REQUIREMENTS (Apr 2016) [DEVIATION]

SUBCONTRACTOR shall provide to the Subcontract Administrator on a monthly basis, no later than the close of business on the tenth (10th) day of the each month. SUBCONTRACTOR’S best estimate of cumulative charges that will be incurred against the subcontract, from the end of the period covered by SUBCONTRACTOR’S last invoice through the end of the current month, using content and format that is appropriate to the Work and approved by the Subcontract Administrator.

SC-999	NO CONSEQUENTIAL OR INDIRECT DAMAGES (JULY 2019)

IN NO EVENT SHALL SUBCONTRACTOR OR ANY OF ITS REPRESENTATIVES BE LIABLE UNDER THIS AGREEEMENT TO CONTRACTOR, FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, OR ENHANCED DAMAGES, LOST PROFITS, OR REVENUES OR DIMINUTION IN VALUE, ARISING OUT OF OR RELATING TO AND/OR IN CONNECTION WITH THIS AGREEMENT REGARDLESS OF (A) WHETHER SUCH DAMAGES WERE FORESEEABLE, (B) WHETHER OR NOT SUBCONTRACTOR WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND (C) THE LEGAL OR EQUITABLE THEORY (CONTRACT, TORT, OR OTHERWISE) UPON WHICH THE CLAIM IS BASED.

Subcontract No. 573512	Page 18 of 19

T&M Ex B (Rev. 12.0, 11/1/18) [DEVIATION]	Exhibit B Special Conditions

Dated February 23, 2020

EXHIBIT B

APPENDIX B-1

LOS ALAMOS NATIONAL LABORATORY

SERVICE CONTRACT LABOR STANDARDS WAGE DETERMINATION

In accordance with FAR clause 52.222-41 titled “SERVICE CONTRACT LABOR STANDARDS” the attached Service Contract Labor Standards Wage Determination WD 15-5535 (Rev. 10) dated December 23, 2019 is incorporated into this subcontract.

Subcontract No. 573512	Page 19 of 19

T&M Ex C Form A-1 (Rev. 6, 8/10/15)	Schedule of Rates and Not-To-Exceed Amounts

Dated 02/23/2020

EXHIBIT “C”

FORM A-1

SCHEDULE OF RATES AND NOT-TO-EXCEED AMOUNTS

1.0	NOT-TO-EXCEED AMOUNTS

1.1	This subcontract is priced on a Time and Materials basis. CONTRACTOR makes no commitments or guarantees as to the total amount or value of the Work to be performed. Payment under the subcontract shall be made based on the actual amount of Work satisfactorily performed in accordance with the subcontract terms. The Ceiling Price for all Work called for under this subcontract is specified on the Subcontract Form of Agreement.

1.2	SUBCONTRACTOR waives its right, if any, to monies to which it might otherwise have been entitled for any amount expended in excess of the ceiling price or any maximum amount stated above except as authorized by a written change issued by the CONTRACTOR and received by SUBCONTRACTOR.

2.0	LABOR CATEGORIES AND QUALIFICATIONS The following categories of labor and associated qualifications will be needed to perform the Work.

Labor Category	Required Qualifications
Senior Project Manager	[***]
Project Manager	[***]
Engineering Manager	[***]
Building Manager/Site Superintendent	[***]
Senior Mechanic	[***]
Radiation Protection Manager/Transition Manager	[***]
Health and Safety Representative	[***]
Waste Manager	[***]
Lead RCT	[***]
RCT	[***]
Lead Decon Tech	[***]
Custodian/Laborer/Decon Tech	[***]
Program Manager	[***]
Project Coordinator	[***]
CHP	[***]
Technical Services Manager	[***]
Project Controls Specialist	[***]
Rad Engineer	[***]
RSO	[***]
Shipper	[***]
Administrative	[***]
Contract Administrator / Procurement Specialist	[***]

[***] INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Subcontract No. MTOA 573512	Page 1 of 6

T&M Ex C Form A-1 (Rev. 6, 8/10/15)	Schedule of Rates and Not-To-Exceed Amounts

Dated 02/23/2020

3.0	FIXED HOURLY UNIT RATES

3.1	SUBCONTRACTOR shall be remunerated for performance of the Work by its employees on an hourly unit rate basis in accordance with the rates set forth in Table 3.1 below. The hourly rates constitute full payment for all costs in accomplishing the Work and include, but are not limited to, all payroll costs, overhead, profit and any other costs of whatever nature incurred by the SUBCONTRACTOR in the performance of the Work, except as specified in Section 4.0 below.

Table 3.1 Labor Classification Hourly Rates
Labor Category	Fully Loaded On-Site Hourly Rate	Fully Loaded Overtime Hourly Rate
Senior Project Manager	$[***]	$[***]
Project Manager	$[***]	$[***]
Engineering Manager	$[***]	$[***]
Building Manager/Site Superintendent	$[***]	$[***]
Senior Mechanic	$[***]	$[***]
Radiation Protection Manager/Transition Manager	$[***]	$[***]
Health and Safety Representative	$[***]	$[***]
Waste Manager	$[***]	$[***]
Lead RCT	$[***]	$[***]
RCT	$[***]	$[***]
Lead Decon Tech	$[***]	$[***]
Custodian/Laborer/Decon Tech	$[***]	$[***]
Program Manager	$[***]	$[***]
Project Coordinator	$[***]	$[***]
CHP	$[***]	$[***]
Technical Services Manager	$[***]	$[***]
Project Controls Specialist	$[***]	$[***]
Rad Engineer	$[***]	$[***]
RSO	$[***]	$[***]
Shipper	$[***]	$[***]
Contract Administrator/Procurement Specialist	$[***]*	$[***]*
Administrative	$[***]*	$[***]*

*Actuals for these two labor categories through February 22, 2020 allowed for invoicing. After February 22, 2020, Contract Administrator and Administrative will not be direct billed to the Task Order.

3.2	Labor effort expended in performance of this subcontract shall be paid using the Fixed Hourly Unit Rates listed above in accordance with the terms of FAR 52.232-7, Payments under Time-And-Materials and Labor-Hour Contracts, and other applicable subcontract terms. The rates for the first twelve month period of the subcontract term shall be as stated above. Fixed Hourly Rates for each subsequent twelve month period shall be established by multiplying the Fixed Hourly Rate for the preceding period by the percent change for 12 months ending in the 12th, 24th, 36th, and 48th month of the subcontract term by industry and occupational group “Professional, scientific, and technical services” as published in the U.S. Department of Labor Employment Cost Index, Table 5, COMPENSATION (NOT SEASONALLY ADJUSTED): Employment Cost Index for total compensation, for private industry workers, by occupational group and industry. The table is available at https://www.bls.gov/news.release/eci.t05.htm

[***] INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Subcontract No. MTOA 573512	Page 2 of 6

T&M Ex C Form A-1 (Rev. 6, 8/10/15)	Schedule of Rates and Not-To-Exceed Amounts

Dated 02/23/2020

3.3	The following definitions shall apply.

3.3.1	The “Fully Loaded On-Site Hourly Rate” and “Fully Loaded Off-Site Hourly Rate” is calculated for an eight (8) hour day, forty (40) hour week (i.e., 5/40 schedule), or nine (9) hour day, eighty (80) hours per two weeks (i.e., 9/80 schedule).

3.3.2	“Fully Loaded Overtime Hourly Rate”, if applicable, is for hours in excess of an eight (8) hour day, forty (40) hour week (i.e., 5/40 schedule), or nine (9) hour day, eighty (80) hours per two weeks (i.e., 9/80 schedule).

3.4	Specific assignments and classification of SUBCONTRACTOR’S workers for payment purposes shall be as approved by CONTRACTOR.

4.0	REIMBURSABLE TRAVEL AND MATERIALS CHARGES

4.1	Subject to the limitations and conditions set forth in the subcontract, SUBCONTRACTOR will be reimbursed for travel charges incurred in the performance of the Work. Supporting documentation, such as third party invoices, receipts, or other data as required by CONTRACTOR to support the validity of costs incurred under this section, shall be submitted with each invoice.

a.	SUBCONTRACTOR shall refer to Exhibit B Special Conditions SC-115 Travel Costs and reimbursement (Nov 2018) for additional requirements related to the incurrence and reimbursement of costs for transportation, lodging, and meals and incidental expenses (M&IE).

b.	SUBCONTRACTOR must provide receipts for:

(1)	Any lodging expense

(2)	Any other expense costing over $75. If it is impracticable to furnish receipts in any instance as required by this subtitle, the failure to do so must be fully explained on the travel voucher. Mere inconvenience in the matter of taking receipts will not be considered;

4.2	Subject to the limitations and conditions set forth in the subcontract, SUBCONTRACTOR will be reimbursed for Materials charges incurred in the performance of the Work. “Materials” is defined in FAR 52.232-7 Payments under Time-and-Materials and Labor- Hour Contracts.

4.3	SUBCONTRACTOR shall be remunerated for use of equipment as authorized in advance by CONTRACTOR in accordance with subsequently issued task order statements of work specifically requiring said equipment at the rates set forth in Table 3.2 below. The weekly or monthly rates constitute full payment for all costs in accomplishing the Work and include, but are not limited to, all overhead, profit and any other costs of whatever nature incurred by the SUBCONTRACTOR in the performance of the Work. Rates in Table 3.2 are firm and shall not be subject to adjustment for the duration of the subcontract.

Subcontract No. MTOA 573512	Page 3 of 6

T&M Ex C Form A-1 (Rev. 6, 8/10/15)	Schedule of Rates and Not-To-Exceed Amounts

Dated 02/23/2020

Table 3.2 Equipment Usage Rates
EQUIPMENT DESCRIPTION	WEEKLY RATE	MONTHLY RATE
[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

[***] INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Subcontract No. MTOA 573512	Page 4 of 6

T&M Ex C Form A-1 (Rev. 6, 8/10/15)	Schedule of Rates and Not-To-Exceed Amounts

Dated 02/23/2020

EQUIPMENT DESCRIPTION	WEEKLY RATE	MONTHLY RATE
[***]	$[***]	$[***]
[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]
[***]	$[***]	$[***]
[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

[***] INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Subcontract No. MTOA 573512	Page 5 of 6

T&M Ex C Form A-1 (Rev. 6, 8/10/15)	Schedule of Rates and Not-To-Exceed Amounts

Dated 02/23/2020

EQUIPMENT DESCRIPTION	WEEKLY RATE	MONTHLY RATE
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

SUPPLEMENTAL EQUIPMENT DESCRIPTION	WEEKLY RATE	MONTHLY RATE
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

[***] INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Subcontract No. MTOA 573512	Page 6 of 6

T&M Ex C Form A-1 (Rev. 6, 8/10/15)	Schedule of Rates and Not-To-Exceed Amounts

EXHIBIT “D”

SCOPE OF WORK AND TECHNICAL SPECIFICATIONS

1.0	Scope of Work

SUBCONTRACTOR shall furnish qualified personnel, equipment, materials and facilities to perform all services necessary the work generally described below and required by or reasonably inferable from the Subcontract Documents, including this Exhibit “D” (the “work”). SUBCONTRACTOR shall not be relieved of performing the details of any work manifestly or customarily performed to carry out the intent of this subcontract. All work performed as if fully and correctly set forth and described in the subcontract. Los Alamos National Laboratory (LANL) will designate an on-site person in charge (PIC) who is responsible for coordinating and directing activities described below, and is solely responsible for directing in writing subcontract changes, including additions, deletions, rescheduling, and acceleration or deceleration, place of performance, means and methods, to all or part of the Statement of Work (SOW).

1.1	Project Organization

SUBCONTRACTOR will perform the work with dedicated personnel. The above notwithstanding, it is understood and agreed, that additional staff may be assigned to Task Order scopes of work, subject to written pre-approval of the PIC. A current organizational chart, that identifies key positions, shall be maintained by SUBCONTRACTOR at all times and provided to CONTRACTOR. Additional staff may be added as authorized by the PIC, for short-term work or increases in level of effort for the project.

Period of Performance: June 04, 2019 through June 03, 2020

2.1	Work Included

2.1.1	University of Washington (UW) Harborview Research & Training (R&T) Facility Surveys, Remediation, Decommissioning, Decontamination, and Final Status Survey

1.	Furnish all personnel, supervision, materials, supplies, equipment, tools, instrumentation, and other incidental items and services necessary to complete on-site assessment of Facility

2.	Keep record of all building systems and equipment removed from the facility during remediation

3.	Remediation of general areas within the Harborview R&T not specifically called out

4.	Final status survey after remediation and support Washington Department of Health for confirmatory sampling of areas not listed in the other SOW items.

2.1.1.1	Curtain Wall - both interior Curtain Wall labs/structural Concrete and Exterior Curtain Wall Interstitial Spaces

1.	Characterize interior spaces and identify extent of contamination spread.

2.	Remediate interior spaces by general cleaning and removing drywall, insulation, ceiling tiles, cold rooms, and other items as necessary.

MTOA 573512	February 19, 2020	1 | P a g e

3.	Access exterior curtain wall interstitial spaces as agreed to by LANL and UW to characterize the interstitial spaces.

4.	Remediation interstitial spaces, if required. (TBD)

2.1.1.2	Rm 220, including side rooms and hallway

1.	Characterize;

2.	Remove equipment freezers, cardboard baler, and trash compactor;

3.	Remove all ventilation ducting, ceiling and pipe insulation, light fixtures, drywall and insulation, and louvers;

4.	General cleaning and remediation using various methods, including EAI System;

5.	Final status survey after remediation and support Washington Department of Health for confirmatory sampling.

2.1.2	Disposition of Harborview Low-Level Radioactive Waste and Construction waste

1.	Packaging and containers, transportation, and disposal of impacted materials from Phase 3 activities, as well as construction waste.

2.	Packaging and containers, transportation, and disposal of impacted materials from Phase 4 activities, as well as construction waste.

2.1.3	Database Setup and Use Project

1.	The “Relativity” database platform is being used for this project. Relativity is web-based platform for the review and management of electronically stored information and paper-based data.

Perma-Fix Environmental Services, Inc. (PESI) proposes to hire two (2) part-time employees (data entry clerks) working forty (40) hours per week.

The scope of work completed to date includes the entering of existing data into the database [including the Chase Environmental Group, Inc. (Chase) data set (the hard drive content) validation]. The scope of work going forward is to: (1) enter data generated during the performance of the remediation project, (2) upload draft documents that are out for review, and (32) upload final documents that are used for work execution (e.g., work packages); and (3) upload plans and reports associated with Final Status Surveys (FSS). A summary of the database content is as follows:

a)	“Baseline” building condition information (For example, engineering and architectural information);
b)	Radiological characterization/survey data generated by INIS, DOE (if any), Chase and PESI;
c)	Data and/or reports documenting remediation results and remediation efforts;

MTOA 573512	February 19, 2020	2 | P a g e

d)	Routine air monitoring and routine survey data/results;

e)	Characterization and remediation plans and procedures used to generate reported characterization/survey data and plan remediation work;

f)	Final Status Survey plans and reports;

g)	Work execution documentation including Work Instructions (WIPs), Job Hazards Analyses (JHA), and Radiation Work Permits (RWPs);

h)	Engineering proposals;

i)	Building information (i.e. drawings and plans);

j)	Stakeholder meeting presentations (e.g., “slide decks”), minutes and referenced or incorporated reports or data presented at the meetings or included in the reports.

2.	Data will be organized and labeled in such a way to make it easily retrievable by project stakeholders

3.	Characterization and survey data with supporting documentation to be uploaded on a weekly basis

2.1.4	General/Fume Exhaust

1.	Characterization, engineering analysis, remediation, and final status survey of both the general and fume exhaust systems

2.1.4.1	EAI GE System

1.	Technology Demonstration;

2.	If Tech Demo successful, clean elevated spots identified in the O2 tank farm and as otherwise directed.

2.1.4.2	Remediation of GE System

1.	Remedial action where determined by category and subsystem:

a)	Category A: Less than MDC

▪	Will perform an internal contamination survey on GE-3 and GE-4 with a specific focus on fan blades. If the category of these fans change to C or D based on the internal surveys, this will be reported to the G5 and a proposed remediation path developed consistent with these guiding principles;

▪	If there is removable contamination, SUB will make a good faith effort to remediate; otherwise, no further action is required on other subsystems.

b)	Category B: Greater than MDC, but less than 10% of DCGL (below action level)

▪	Will perform an internal contamination survey on GE-1 and GE-2 with a specific focus on fan blades. If the category of these fans change to C or D based on the internal surveys, this will be reported to the G5 and a proposed remediation path developed consistent with these guiding principles;

MTOA 573512	February 19, 2020	3 | P a g e

▪	If there is removable contamination, SUB will make a good faith effort to remediate; otherwise, no further action is required on other subsystems.

c)	Category C: Greater than 10% of DCGL (above action level), but less than DCGL (less than release limits)

▪	This includes only 2 areas: GE-2 fan discharge duct and the crosstie plenum;

▪	SUB has good access to the two above areas and will plan to clean/decontamination;

▪	If there is removable contamination, SUB will make a good faith effort to remediate.

d)	Category D: Greater than DCGL (above regulatory release limit)

▪	This includes the ducts on the second floor, the Southeast Riser, and the East Plenum;

▪	Sub will remove and replace the ducts on the second floor;

▪	We have good access to the Southeast Riser and the East Plenum and we will clean/decontaminate;

▪	If there is removable contamination, Sub will make a good faith effort to remediate.

e)	As a general principle representing good housekeeping and As Low as Reasonably Achievable (ALARA) principles, we agreed that if there is removable contamination, SUB will make a good faith effort to remediate.

f)	As we go through the system and remediate, we will pay close attention to the areas and places where people will likely touch—for example, air registers, fire dampers, and instrumentation as well as bends in ducting where contamination may get concentrated. SUB will also ensure that there is a good statistical sampling of these areas during Final Status Surveys (FSS).

2.1.4.3	Final Status Survey of GE System

1.	Final status survey after remediation and support Washington Department of Health for confirmatory sampling.

2.1.4.4	Remediation of FE System

1.	TBD

2.1.4.5	Final Status Survey of FE

1.	Final status survey after remediation and support Washington Department of Health for confirmatory sampling.

MTOA 573512	February 19, 2020	4 | P a g e

2.1.5	Harborview R&T Freight Elevator

1.	Perma-Fix Characterization Summary and Engineering Assessment of Freight Elevator (CEA-HRT-INIS-01, dated September 09, 2019);

2.	Remediation of Freight Elevator as documented on October 16, 2019;

3.	Final status survey after remediation and support Washington Department of Health for confirmatory sampling.

2.1.6	Exhaust Ventilation Systems (EF-2, EF-3, and EF-8)

1.	Remediation and final status survey and support Washington Department of Health for confirmatory sampling of Exhaust Ventilations Systems as documented on November 7, 2019.

2.1.7	Biological Safety Cabinets

1.	Fumigation and Disposal of Biological Safety Cabinets at Harborview R&T Building as originally documented on November 7, 2019

2.1.8	O2 Farm Scope

Temporary O2 Farm

1.	Survey area for temporary O2 tank trailer and delivery system;

2.	Assist Harborview/UW as needed to place temporary O2 system;

3.	Remediation to acceptable levels any area found to be Cs contaminated;

4.	Provide all survey/sample data to LANL, UW for review;

5.	Full time guard to secure the temporary O2 farm.

Existing O2 Tank Farm

1.	Survey and characterize the extent of condition of the existing O2 tank farm area;

2.	Plan for and remediate areas found contaminated to acceptable levels using typical means and methods;

2.1	If EAI GE System demonstration successful, clean elevated spots identified in the O2 Farm

3.	Remove and replace any materials/equipment as necessary (portable fan, etc...) with like equipment;

4.	Provide all initial and final survey data to LANL and UW for review; and,

5.	Final status survey after remediation and support Washington Department of Health during confirmatory sampling.

2.1.11	Outside Area (structures, equipment, asphalt, concrete, and soil as need)

1.	Survey and remediate surfaces or remove and replace asphalt and concrete surfaces as needed;

2.	Provide soil sampling and remove as needed;

3.	Final status survey after remediation and support Washington Department of Health for confirmatory sampling

3.0 Applicable Policies and Procedures

In performing tasks under this Subcontract at a University of Washington facility, SUBCONTRACTOR shall comply with the applicable provisions of the University of Washington Safety Requirements Attached hereto as Appendix A.

Additionally, for each task described, SUBCONTRACTOR shall provide a site-specific safety plan describing in sufficient detail how it will perform work in accordance with Appendix A. Site Specific Safety Plan shall be reviewed and approved by the LANL PIC prior to commencement of the task.

MTOA 573512	February 19, 2020	5 | P a g e

APPENDIX A- University of Washington SAFETY REQUIREMENTS

PART 1 - GENERAL

1.1	SUMMARY

A.	This Section specifies minimum requirements for safety on the University of Washington (Owner) worksite including:

1.	Subcontractor responsibility (regarding safety)

2.	Subcontractor safety program and plan submittals

3.	Subcontractor safety requirements

4.	Subcontractor safety reporting

5.	“Fire safety” requirements

6.	Chemical hazard communication

7.	Chemicals of interest reporting

B.	Owner’s forms referenced in this Section include:

1.	Chemicals of Interest – Contractor Declaration and Reporting Form

1.2	SUBCONTRACTOR RESPONSIBILITY

A.	The Subcontractor is solely and completely responsible for compliance with all applicable laws, codes and regulations regarding safety (whether noted in this Section or not) and for creating and maintaining a safe working environment, including safety of all persons and property on the jobsite (whether the requirements of this Section address a particular situation or not).

B.	The Subcontractor shall maintain the jobsite and perform the Work in a manner which meets or exceeds statutory and regulatory requirements for the provision of a safe place to work and which minimizes safety risks to personnel of the Subcontractor, Subcontractors, Owner, general public or other parties. This obligation shall apply continuously and not be limited to normal working hours.

1.	The Subcontractor shall ensure that all Subcontractor and Subcontractor personnel are provided sufficient training, and shall take such actions as are necessary to maintain a safe environment on the construction site. Such training and actions shall include, but not be limited to, ensuring that such employees are familiar with governing work safety requirements and the requirements for compliance with applicable regulations.

2.	The Subcontractor shall monitor the jobsite to ensure that employees do not create unsafe conditions for others, and to comply with the provisions of the Site Specific Safety Plan.

3.	The Subcontractor shall establish and communicate clear expectations to its employees and Subcontractors of any tier (and their employees) of their obligation to notify the Subcontractor and any at risk party of any potential health or safety hazard affecting themselves or others.

June 20, 2019

APPENDIX A- University of Washington SAFETY REQUIREMENTS

4.	The Subcontractor shall conduct on-site safety meetings weekly, or other frequency as appropriate, that shall be mandatory for all employees.

C.	The Subcontractor shall designate a full-time on-site competent individual to be the “Safety and Health Officer” who is qualified and authorized to supervise and enforce compliance with the Subcontractor’s Site Specific Safety Plan during the performance of the Work. The Subcontractor is responsible to ensure that all necessary monitoring equipment, protective clothing, and other supplies and equipment are available to implement the Plan.

1.	The Subcontractor shall require each Subcontractor to provide a fulltime on-site safety manager (competent individual) for the duration of work at the Project site. If the man- load is below fifty (50) field workers, the Subcontractor may designate its Superintendent as the safety manager. If the man-load is fifty (50) or above field workers on-site, the Subcontractor shall provide and designate a dedicated competent individual as safety manager whose sole responsibility is Project safety including, but not limited to: review pre-task plans, critical lift plans, rigging and installation means and methods, fall protection, trenching excavations, electrical safety, Occupational Safety and Health Administration (OSHA) and Washington Industrial Safety and Health Act of 1973 (WISHA) regulations compliance, and second tier Subcontractor safety monitoring and compliance.

D.	Safety Violations: In the event of WISHA violations by the Subcontractor or any of its suppliers or Subcontractors of any tier for unsafe practices involving imminent danger to personnel of the Owner, Contractor, Subcontractors, or others, the Subcontractor shall immediately correct the hazardous situation which caused the violation prior to any work continuing in the affected area. If such violations exist and corrective actions have not been taken by the Subcontractor, the Owner may order the Subcontractor to stop work (to be followed up in writing the same day), until satisfactory corrective action has been taken per Article 3.04 of the General Conditions.

1.3	SUBCONTRACTOR SAFETY REQUIREMENTS

A.	Safety Training: Subcontractor shall provide work site orientation for all employees (including Subcontractor employees) to become familiar with the Site Specific Safety Plan prior to commencing work. Subcontractor shall, on a weekly basis, perform safety training on hazards specific to the phase of work for all employees. These meetings shall be mandatory for all work employees.

1.	Subjects should include site specific safety issues and procedures and discussion of corrections resulting from any violation in safety procedures. A log of subjects covered and a copy of the attendance records of each meeting shall be submitted to the Owner’s Representative on the day the meeting occurs.

B.	Respiratory Equipment: Any personnel performing work requiring the use of respiratory protective equipment shall be fully trained in the use of such equipment. Subcontractor must have a respiratory protection program and ensure that all workers wearing respirators have medical clearance and fit testing, as appropriate, for the type of respirators used.

June 20, 2019

APPENDIX A- University of Washington SAFETY REQUIREMENTS

C.	Personal Protective Equipment: Subcontractor shall ensure all construction personnel are equipped with and utilize personal protective equipment in accordance with Labor and Industries standards. As a minimum requirement, all personnel working on the work site shall be required to use approved hardhats, safety glasses, appropriate gloves, and substantially constructed work boots. In addition, high-visibility safety apparel shall be worn in accordance with the American National Standards Institute and the International Safety Equipment Association (ANSI/ISEA) standard 107-2004.

D.	First Aid: The Subcontractor shall maintain at the Subcontractor’s field office, or other well known place at the Project site, all materials (e.g., a first aid kit) necessary for giving first aid to the injured, and shall establish, publish, and make known to all employees procedures for ensuring immediate removal to a hospital or a doctor’s care, persons (including personnel) who may have been injured on the work site. Work site personnel shall not work on the work site before the Subcontractor has established, and made known, procedures for removal of injured persons to a hospital or a doctor’s care. If the Subcontractor and/or any Subsubcontractors work crew consist of five or more employees, the Subcontractor shall ensure that at least one of such employees has a valid and effective first aid card.

E.	Safety Walkthrough: In addition to WISHA requirements, the Subcontractor shall conduct a safety walkthrough of the Project with the Owner’s Representative a minimum of once a month during the course of work. If a safety manager is required for any Subcontractor, the safety manager shall also attend the safety walkthrough. The Subcontractor shall:

1.	Document and maintain a written record of the hazards and unsafe practices noted during the walk-through and provide copies to the Owner as requested;

2.	Ensure that corrective action is promptly taken to eliminate the items recorded; and

3.	Maintain copies of all inspections performed by other competent individuals on the work site during the course of work.

F.	Job Hazards Analysis: The Subcontractor shall plan daily work, considering procedures with the potential for personnel injury and implement appropriate practices to avoid injuries with focus on engineering controls, personal protective equipment needs, and mitigation for exposure to cuts and lacerations. At each work site progress meeting, the Subcontractor shall present its plan for addressing hazards likely to be encountered in the next week.

1.	The Subcontractor shall develop and implement a program requiring task planning at the foreman level, including at the Subcontractor’s foreman level.

June 20, 2019

APPENDIX A- University of Washington SAFETY REQUIREMENTS

1.4	SUBCONTRACTOR SAFETY REPORTING

A.	Reporting Injuries and Incidents: Subcontractor shall immediately notify the Owner’s Representative of any injury or incident to persons, including personnel, on the work site. Subcontractor shall conduct an immediate investigation with an emphasis on preventative actions and lessons learned. The Subcontractor and its Subcontractor shall document the investigation and submit a hard copy of the report on OSHA Form 301 “Injury and Illness Report,” or equivalent, to the Owner within 24 hours of the incident. The Subcontractor shall report on a monthly basis the total number of hours worked on-site by the Subcontractor’s employees and Subcontractors, and the total number of recordable incidents and lost time accidents. Subcontractor shall submit copies of the Project First Aid Log to the Owner’s Representative on a monthly basis.

B.	Reporting Potentially Serious Hazards: Subcontractor shall immediately notify the Owner’s Representative of any potentially serious hazard to persons, including personnel, on the work site. Subcontractor and its Subcontractor shall conduct an immediate investigation and submit a report to the Owner’s Representative within 24 hours of becoming aware of the potentially serious hazard. The report shall describe the potentially serious hazard, the results of the Subcontractor’s investigation, and any steps the Subcontractor has taken to prevent an injury or incident from occurring based on the potentially serious hazard.

C.	Emergency Procedures:

1.	For emergencies requiring an ambulance, fire department, or police assistance, the Subcontractor shall call emergency services (fire and police at 911).

2.	Should the Subcontractor find it necessary to call for non-emergency police assistance or protection in the exercise of the Subcontractor’s responsibilities on the Seattle Campus, the Subcontractor shall call the University Police Department at 206-543- 9331.

3.	If an emergency incident occurs within the UW Medical Center (UWMC), the Subcontractor shall also contact UWMC staff by calling from internal UWMC phones.

4.	The Subcontractor is responsible for obtaining copies of and complying with all Harborview Medical Center emergency response protocols.

1.5	CONSTRUCTION FIRE SAFETY REQUIREMENTS

A.	Fire Safety During Construction and Demolition: The Subcontractor shall conform to Chapter 1, “Fire Safety During Construction and Demolition,” of the International Fire Code, as locally amended, and any additional provisions as outlined herein for precautions against fire, flammable and combustible liquids, flammable gases, explosive materials, fire protection, fire reporting, fire fighting access, means of egress, standpipes, fire sprinklers, and roofing operations.

1.	The Subcontractor shall provide adequate separation between Owner-occupied buildings and work site trailers and sheds.

June 20, 2019

APPENDIX A- University of Washington SAFETY REQUIREMENTS

B.	Hot Work Procedures:

1. Subcontractor shall establish a system for documentation and control of “hot work” activities which include the use of portable gas, grinding, or arc welding equipment and conduct operations in a manner that is fire-safe for the work area and adjacent areas. Hot work permits are to be posted at the jobsite in an accessible and conspicuous location. Maintain the premise clear of rubbish, debris, or other materials constituting a potential fire hazard. The local fire code is incorporated herein by reference; adhere to all applicable provisions as determined by the local fire department. Subcontractor and Subcontractors shall obtain from the local Fire Department engineering inspection section a permit for all hot work activities prior to performing this Work.

a.	Whenever practical, the Subcontractor shall perform cutting and welding operations off-site.

2.	Maintain copies of all hot work related permits for Owner’s review upon request, including, but not limited to:

a.	Cutting and welding;

b.	Roofing / hot-tar kettle; and

c.	Storage of flammable materials (e.g., propane, butane) and/or compressed gases.

3.	Prior to conducting hot work activities, the Subcontractor shall ensure all of the following fire safety precautions have been taken:

a.	Cutting and/or welding equipment must be thoroughly inspected and found to be in good repair, free of damage or defects.

b.	A multi-purpose dry chemical, portable fire extinguisher must be located so that it is immediately available to the area of work and is fully charged and ready for use.

c.	At least one fire alarm pull station or means of contacting the fire department (i.e., site telephone) must be immediately available and accessible to person(s) conducting the cutting/welding operation.

d.	Floor areas under and at least 35 feet around the cutting/welding operation must be swept clean of combustible and flammable materials.

e.	All work site equipment fueling activities and fuel storage must be located at least 35 feet away from cutting/welding operations.

f.	Fire resistant shields (e.g., fire retardant plywood, flameproof tarpaulin, metal, etc.), must cover combustible floors.

g.	Combustible materials and finished surfaces, equipment, electrical cables, and personnel must be provided with protection to prevent damage or injury from molten metal, falling sparks, and welding arcs.

h.	Spark / slag catchers (e.g., fire retardant plywood, flameproof tarpaulin, metal, etc.) must be suspended below any elevated cutting/welding operation.

i.	All floor and wall openings must be covered to prevent sparks/slag from traveling to other unprotected area.

j.	Containers in or on which cutting/welding will take place must be purged of flammable vapors.

June 20, 2019

APPENDIX A- University of Washington SAFETY REQUIREMENTS

C.	Fire Systems Shutdowns, Impairments, and Fire Watch

1.	When it is necessary to shut down existing fire alarm systems or suppression systems for switch-over purposes, or any other reason that leaves the building unprotected, the Subcontractor shall provide a continuous Owner-approved “fire watch” in accordance AHJs and the following (unless the Subcontractor provides an Owner-approved temporary equivalent system or the Subcontractor is specifically excepted by the Owner):

a.	Person(s) assigned to a fire watch must be trained in the use of the portable fire extinguisher.

b.	Fire watch personnel must have an immediate means of providing notification to the fire department (e.g., cellular phone, land-line phone, two-way radio to a continuously staffed position) and the University Police.

c.	Continuous rounds to cover all areas of the building where the fire protection system is out-of-service are required every 15 minutes.

(1)	Exception for Building Code type “B occupancy” buildings: During the hours a B occupancy building is occupied, building occupants performing their duties, including work site personnel, may act as a fire watch in lieu of a designated fire watch, when approved in writing by Owner.

(a)	A fire watch is required at all times in unoccupied areas.

(b)	Other building code occupancy types may be allowed this exception when approved in writing by the Owner.

d.	A log of rounds shall be maintained to include the name of the person performing the fire watch, the hours worked (including start and stop times), and comprehensive notes.

2.	Fourteen (14) calendar days written notification shall be provided to the Owner’s Representative requesting approval for fire protection system shutdown or functional impairment; receipt of written approval from the Owner’s Representative is required before any system shutdown or functional impairment.

a.	In occupied buildings, include a plan indicating a method to notify all occupants.

b.	Notify the local fire department. In Seattle, the number to report out-of-service systems and equipment is 206-233-7219.

3.	The Subcontractor shall work in cooperation with the Owner to identify fire alarm initiating devices in and adjacent to the Project site that may activate from work site activities (i.e., work that creates dust, smoke, steam, heat, etc.) and develop a plan to temporarily cover, remove, or disable through programming these devices to eliminate the potential for false alarms.

June 20, 2019

APPENDIX A- University of Washington SAFETY REQUIREMENTS

a.	The Owner may authorize in writing some devices to be disabled for the duration of the Work or for a particular activity without requiring a continuous “fire watch” for one shift or several days depending on circumstance.

b.	ONLY OWNER PERSONEL SHALL DEACTIVE OR DISABLE EXISTING FIRE DETECTION AND SUPPRESSION SYSTEMS, unless the Subcontractor is specifically authorized in writing by the Owner to do so.

c.	If the fire alarm system at HMC has been deactivated at the request of the Subcontractor and the Subcontractor leaves the work site without informing the Owner of the need to reactivate the fire alarm system, a charge of $500 shall be assessed for each event. The Contract Sum will be amended for such amount by Change Order.

D.	Fire Alarm/Suppression Systems False Activation or Discharge: Most existing Owner buildings have active fire detection and suppression systems. If proper procedures as outlined in the Contract Documents and this Section 1.6C are not followed to ensure the unnecessary activation or deactivation of these systems, the Owner may at its sole discretion impose an emergency response charge of $350 per occurrence to the Subcontractor and require a fire watch at the Subcontractor’s cost. The Contract Sum will be amended for such amount by Change Order.

E.	Fire Extinguishers Required for Work site: Provide multipurpose dry chemical portable fire extinguishers for the Work in accordance with the International Fire Code Chapter 14, as locally amended, and as required by WISHA and other applicable regulations. Existing building fire extinguishers or new fire extinguishers specified by the Contract Documents for the Project do not alleviate Subcontractor’s responsibility to provide temporary fire extinguishers for the Work.

F.	Existing Fire Separations: Existing fire separations, including floor-to-floor separations, shall not be impaired by work site activities.

G.	Occupant Egress in Existing Buildings: The Subcontractor shall not block active exits, exit hallways, exit corridors and the exit access to a public way.

1.	Exits are to remain free of work site materials, equipment, and rubbish at all times, unless approved by Owner.

2.	For HMC, Work which blocks or restricts exit corridors shall only occur at night with prior approval of the Owner. If approved, work that blocks or restricts exit corridors must be cleared by 6:00 a.m. each day.

June 20, 2019

APPENDIX A- University of Washington SAFETY REQUIREMENTS

H.	Emergency Access: Outdoor storage and staging operations and work site fencing shall not impede egress, restrict or narrow fire fighting access (including roads or lanes), or present a fire exposure to existing buildings.

1.	Access to emergency services including, but not limited to, fire hydrants, fire department connections, fire command centers, fire alarm panels, valves and similar equipment and systems for emergency vehicles and emergency response personnel must be kept free and unobstructed at all times, unless specifically approved by the Owner.

2.	Temporary obstruction of emergency access may be allowed for special cases (e.g., crane installations and hoisting) on a short-term basis. A written plan must be submitted to the Owner for approval at least two weeks prior to the scheduled date of obstruction.

1.6	CHEMICAL HAZARD COMMUNICATION

A.	General: The Owner and the Subcontractor are responsible under the Washington Administrative Code 296-800-170 through 296-800-18020 (Employer Chemical Hazard Communication) to provide a safe and healthy environment for their employees.

B.	Responsibilities:

1.	The Owner maintains a centralized collection of all Material Safety Data Sheets (MSDS) for Owner materials. These MSDS are available to the Subcontractor if an unknown chemical is discovered in the work area; a worker is concerned about exposure; and the Subcontractor suspects the material originates with the Owner.

a.	The Subcontractor shall coordinate with the Owner’s Representative to receive this information.

2.	The Subcontractor shall establish a Chemical Hazard Communication Program (WAC 296-155-180) which includes multiemployer workplaces (WAC 296-800- 17007), and provide hazard communication information and training to its employees and the employees of the Subcontractor’s Subcontractors (of any tier).

a.	The information shall include: signage demarcating regulated areas and entrances; signage indicating the location of the Subcontractor’s binder containing all MSDS used for Work; and prominently posted lists identifying all hazardous chemicals present in the workplace.

b.	In addition to MSDS training which is regulated by the Employer Chemical Hazard Communication standard, training shall include those MSDS that are available for any Owner’s chemical product present at the jobsite.

3.	The Subcontractor shall provide the Owner chemical hazard information (MSDS) for all chemical products the Subcontractor and the Subcontractor’s Subcontractor’s (of any tier) bring onto the jobsite for Owner’s information prior to application including, but not limited to, all paints, glues, mastics, epoxies and cleaning products.

June 20, 2019

APPENDIX A- University of Washington SAFETY REQUIREMENTS

a.	At the jobsite, the Subcontractor shall establish and maintain a binder(s) of all hazardous chemicals MSDS used for Work and indicate where utilized.

(1)	The MSDS shall be bound in a slant-D, 3-ring, view binder with clear vinyl overlay inserts on the front cover and spine. The binder shall have heavy duty nylon reinforced hinges.

(2)	The binder shall have a cover slip sheet and a spine sheet typed with “MSDS used for Work,” University Project name, University Project number, University Facility number, A/E name, and Subcontractor name.

(3)	The MSDS shall be organized by specification division and section with tabbed dividers between the sections or, when presented in a logical format by Subcontractor and approved by Owner, between categories.

1.7	CHEMICALS OF INTEREST REPORTING

A.	Prior to work being performed by the Subcontractor and/or the Subcontractor’s Subcontractors (of any tier), the Subcontractor shall submit to Owner a completed “Contractor Declaration and Reporting Form for Department of Homeland Security – Chemicals of Interest” for chemicals listed in 6 CFR (Code of Federal Regulations) Appendix A to Part 27 that will be used on the jobsite. Individual declarations shall be provided by the Subcontractor and the Subcontractor’s Subcontractors (see Appendix A of the Specifications for a copy of the form).

END OF SECTION

June 20, 2019

T&M Task Order (Rev 4.0, 11/1/18)	Dated

Time-and-Materials Task Order No. TBD

SUBCONTRACTOR:	Perma-Fix Environmental Services, Inc.	CONTRACTOR:	Triad National Security, LLC
Address:	1093 Commerce Park Drive, Ste. 300 Oak Ridge, TN 37830	Address:	P.O. Box 1663, MS E540 Los Alamos, NM 87544
Contact:	Tracey Spencer, Contract Administration Manager	Subcontract Administrator:	Gena Richardson
Telephone:	(865) 690-0501 ext. 2081 - office	Telephone:	(505) 665-0504
E-mail:	tspencer@perma-fix.com	E-mail:	grichardson@lanl.gov

1.	Task Order issued pursuant to Subcontract No.573512 between CONTRACTOR and SUBCONTRACTOR. The terms and conditions of the referenced subcontract and any modifications thereto in effect on the date of this Task Order incorporated herein by reference. The FAR and DEAR clauses contained in Appendix SFA-1 shall apply to this task order based on the ceiling price of this task order.

2.	Effective Date: TBD

3.	Period of Performance: TBD through TBD

4.	SUBCONTRACTOR shall perform the work or provide the services described below:

TBD

5.	The work or services called for in the preceding paragraph shall be performed and required deliveries shall be made in accordance with the following schedule:

TBD

6.	The Ceiling Price for all work called for under this Task Order is $ TBD

(a)	The maximum amount (Not-to-Exceed) that CONTRACTOR shall be liable for reimbursement of Direct Labor charges is $ TBD

(b)	The maximum amount (Not-to-Exceed) that CONTRACTOR shall be liable for reimbursement of Other Direct charges is $ TBD

(c)	The maximum amount (Not-to-Exceed) that CONTRACTOR shall be liable for reimbursement of Travel charges is $ TBD

(d)	The maximum amount (Not-to-Exceed) that CONTRACTOR shall be liable for reimbursement of charges for Materials is $ TBD

7.	SUBCONTRACTOR waives its right, if any, to monies to which it might otherwise have been entitled for any amount expended in excess of any maximum amount (Not-to-Exceed) stated in the preceding section, except as authorized by CONTRACTOR in writing prior to the time that such cost is incurred.

8.	SUBCONTRACTOR’S labor categories, level of effort for each category and the fixed hourly rates upon which the Not-to-Exceed amount for reimbursement of Direct Labor charges is based are listed below. Reimbursement for Direct Labor shall be at the fixed hourly rates listed below for the actual effort performed by each category.

Labor Category	Level of Effort	Hourly Rate
TBD	TBD	TBD

Task Order No. TBD	Page 1 of 2

T&M Task Order (Rev 4.0, 11/1/18)	Dated

9.	Limitation of Funds:

In accordance with Exhibit B Special Condition 105, Limitation of Funds, the amount of funds presently available for payment by CONTRACTOR and allotted to this task order is $ TBD. It is estimated that such funds will cover performance through TBD. SUBCONTRACTOR shall perform or have performed Work or Services up to the point at which the total amount paid and payable approximates, but does not exceed the total amount actually allotted to this task order. If additional funds are allotted to this task order, CONTRACTOR shall modify this task order to reflect such additional funding.

For SUBCONTRACTOR:	For CONTRACTOR:

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Task Order No. TBD	Page 2 of 2

“REGISTER OF WAGE DETERMINATIONS UNDER		|	U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT		|	EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor		|	WAGE AND HOUR DIVISION
		|	WASHINGTON D.C. 20210

		|	Wage Determination No.: 2015-5535
Daniel W. Simms	Division of	|	Revision No.: 10
Director	Wage Determinations	|	Date Of Last Revision: 12/23/2019

Note: Under Executive Order (EO) 13658 an hourly minimum wage of $10.80 for calendar year 2020 applies to all contracts subject to the Service Contract Act for which the contract is awarded (and any solicitation was issued) on or after January 1 2015. If this contract is covered by the EO the contractor must pay all workers in any classification listed on this wage determination at least $10.80 per hour (or the applicable wage rate listed on this wage determination if it is higher) for all hours spent performing on the contract in calendar year 2020. The EO minimum wage rate will be adjusted annually. Additional information on contractor requirements and worker protections under the EO is available at www.dol.gov/whd/govcontracts.

State: Washington

Area: Washington Counties of King Snohomish

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE		FOOTNOTE	RATE

01000	- Administrative Support And Clerical Occupations
01011	- Accounting Clerk I		17.74
01012	- Accounting Clerk II		19.91
01013	- Accounting Clerk III		22.29
01020	- Administrative Assistant		30.78
01035	- Court Reporter		20.91
01041	- Customer Service Representative I		15.42
01042	- Customer Service Representative II		17.34
01043	- Customer Service Representative III		18.92
01051	- Data Entry Operator I		17.39
01052	- Data Entry Operator II		18.99
01060	- Dispatcher Motor Vehicle		24.63
01070	- Document Preparation Clerk		16.46
01090	- Duplicating Machine Operator		16.46
01111	- General Clerk I		15.61
01112	- General Clerk II		17.03
01113	- General Clerk III		19.12
01120	- Housing Referral Assistant		21.81
01141	- Messenger Courier		17.35
01191	- Order Clerk I		19.94
01192	- Order Clerk II		21.76
01261	- Personnel Assistant (Employment) I		17.56
01262	- Personnel Assistant (Employment) II		19.65
01263	- Personnel Assistant (Employment) III		21.90
01270	- Production Control Clerk		23.26
01290	- Rental Clerk		16.18
01300	- Scheduler Maintenance		17.49

1 of 11

01311	- Secretary I	17.49
01312	- Secretary II	19.57
01313	- Secretary III	21.81
01320	- Service Order Dispatcher	21.17
01410	- Supply Technician	30.78
01420	- Survey Worker	19.38
01460	- Switchboard Operator/Receptionist	16.62
01531	- Travel Clerk I	17.95
01532	- Travel Clerk II	19.31
01533	- Travel Clerk III	20.68
01611	- Word Processor I	20.58
01612	- Word Processor II	23.10
01613	- Word Processor III	25.84
05000	-Automotive Service Occupations
05005	- Automobile Body Repairer Fiberglass	27.31
05010	- Automotive Electrician	22.91
05040	- Automotive Glass Installer	21.95
05070	- Automotive Worker	21.95
05110	- Mobile Equipment Servicer	19.93
05130	- Motor Equipment Metal Mechanic	23.71
05160	- Motor Equipment Metal Worker	21.95
05190	- Motor Vehicle Mechanic	23.71
05220	- Motor Vehicle Mechanic Helper	19.20
05250	- Motor Vehicle Upholstery Worker	20.77
05280	- Motor Vehicle Wrecker	21.95
05310	- Painter Automotive	22.91
05340	- Radiator Repair Specialist	21.95
05370	- Tire Repairer	16.61
05400	- Transmission Repair Specialist	23.71
07000	-Food Preparation And Service Occupations
07010	- Baker	15.44
07041	- Cook I	16.59
07042	- Cook II	18.59
07070	- Dishwasher	13.08
07130	- Food Service Worker	14.26
07210	- Meat Cutter	21.24
07260	- Waiter/Waitress	14.15
09000	-Furniture Maintenance And Repair Occupations
09010	- Electrostatic Spray Painter	22.11
09040	- Furniture Handler	17.88
09080	- Furniture Refinisher	22.11
09090	- Furniture Refinisher Helper	19.16
09110	- Furniture Repairer Minor	20.52
09130	- Upholsterer	23.24
11000	-General Services And Support Occupations
11030	- Cleaner Vehicles	14.61
11060	- Elevator Operator	14.61
11090	- Gardener	21.68
11122	- Housekeeping Aide	16.09
11150	- Janitor	16.09
11210	- Laborer Grounds Maintenance	17.75
11240	- Maid or Houseman	13.64
11260	- Pruner	16.42
11270	- Tractor Operator	20.38
11330	- Trail Maintenance Worker	17.75
11360	- Window Cleaner	17.39
12000	-Health Occupations
12010	- Ambulance Driver	30.49
12011	- Breath Alcohol Technician	25.18
12012	- Certified Occupational Therapist Assistant	30.71
12015	- Certified Physical Therapist Assistant	29.39
12020	- Dental Assistant	21.62
12025	- Dental Hygienist	45.72
12030	- EKG Technician	32.30
12035	- Electroneurodiagnostic Technologist	32.30

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12040	- Emergency Medical Technician	30.49
12071	- Licensed Practical Nurse I	22.49
12072	- Licensed Practical Nurse II	25.18
12073	- Licensed Practical Nurse III	28.06
12100	- Medical Assistant	21.42
12130	- Medical Laboratory Technician	25.41
12160	- Medical Record Clerk	19.93
12190	- Medical Record Technician	22.29
12195	- Medical Transcriptionist	21.12
12210	- Nuclear Medicine Technologist	46.33
12221	- Nursing Assistant I	12.74
12222	- Nursing Assistant II	14.32
12223	- Nursing Assistant III	15.63
12224	- Nursing Assistant IV	17.55
12235	- Optical Dispenser	26.47
12236	- Optical Technician	18.94
12250	- Pharmacy Technician	21.29
12280	- Phlebotomist	18.51
12305	- Radiologic Technologist	34.89
12311	- Registered Nurse I	29.46
12312	- Registered Nurse II	36.05
12313	- Registered Nurse II Specialist	36.05
12314	- Registered Nurse III	43.61
12315	- Registered Nurse III Anesthetist	43.61
12316	- Registered Nurse IV	52.28
12317	- Scheduler (Drug and Alcohol Testing)	31.18
12320	- Substance Abuse Treatment Counselor	21.33
13000	-Information And Arts Occupations
13011	- Exhibits Specialist I	21.79
13012	- Exhibits Specialist II	26.22
13013	- Exhibits Specialist III	32.07
13041	- Illustrator I	23.97
13042	- Illustrator II	27.87
13043	- Illustrator III	34.10
13047	- Librarian	36.93
13050	- Library Aide/Clerk	15.87
13054	- Library Information Technology Systems	33.35

Administrator
13058	- Library Technician		22.93
13061	- Media Specialist I		24.05
13062	- Media Specialist II		26.92
13063	- Media Specialist III		30.01
13071	- Photographer I		20.35
13072	- Photographer II		22.76
13073	- Photographer III		28.20
13074	- Photographer IV		34.50
13075	- Photographer V		41.74
13090	- Technical Order Library Clerk		19.94
13110	- Video Teleconference Technician		23.54
14000	-Information Technology Occupations
14041	- Computer Operator I		18.22
14042	- Computer Operator II		20.39
14043	- Computer Operator III		22.73
14044	- Computer Operator IV		25.25
14045	- Computer Operator V		27.97
14071	- Computer Programmer I	(see 1)
14072	- Computer Programmer II	(see 1)
14073	- Computer Programmer III	(see 1)
14074	- Computer Programmer IV	(see 1)
14101	- Computer Systems Analyst I	(see 1)
14102	- Computer Systems Analyst II	(see 1)
14103	- Computer Systems Analyst III	(see 1)
14150	- Peripheral Equipment Operator		18.22
14160	- Personal Computer Support Technician		25.25
14170	- System Support Specialist		36.53

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15000	-Instructional Occupations
15010	- Aircrew Training Devices Instructor (Non-Rated)	34.20
15020	- Aircrew Training Devices Instructor (Rated)	41.38
15030	- Air Crew Training Devices Instructor (Pilot)	49.60
15050	- Computer Based Training Specialist / Instructor	34.20
15060	- Educational Technologist	33.45
15070	- Flight Instructor (Pilot)	49.60
15080	- Graphic Artist	30.22
15085	- Maintenance Test Pilot Fixed Jet/Prop	47.62
15086	- Maintenance Test Pilot Rotary Wing	47.62
15088	- Non-Maintenance Test/Co-Pilot	47.62
15090	- Technical Instructor	30.17
15095	- Technical Instructor/Course Developer	36.90
15110	- Test Proctor	24.36
15120	- Tutor	24.36
16000	- Laundry Dry-Cleaning Pressing And Related Occupations
16010	- Assembler	15.19
16030	- Counter Attendant	15.19
16040	- Dry Cleaner	19.14
16070	- Finisher Flatwork Machine	15.19
16090	- Presser Hand	15.19
16110	- Presser Machine Drycleaning	15.19
16130	- Presser Machine Shirts	15.19
16160	- Presser Machine Wearing Apparel Laundry	15.19
16190	- Sewing Machine Operator	20.48
16220	- Tailor	21.80
16250	- Washer Machine	16.49
19000	- Machine Tool Operation And Repair Occupations
19010	- Machine-Tool Operator (Tool Room)	29.81
19040	- Tool And Die Maker	33.77
21000	- Materials Handling And Packing Occupations
21020	- Forklift Operator	22.16
21030	- Material Coordinator	23.26
21040	- Material Expediter	23.26
21050	- Material Handling Laborer	16.28
21071	- Order Filler	16.52
21080	- Production Line Worker (Food Processing)	22.16
21110	- Shipping Packer	18.20
21130	- Shipping/Receiving Clerk	18.20
21140	- Store Worker I	17.42
21150	- Stock Clerk	22.00
21210	- Tools And Parts Attendant	22.16
21410	- Warehouse Specialist	22.16
23000	- Mechanics And Maintenance And Repair Occupations
23010	- Aerospace Structural Welder	33.50
23019	- Aircraft Logs and Records Technician	28.42
23021	- Aircraft Mechanic I	32.44
23022	- Aircraft Mechanic II	33.50
23023	- Aircraft Mechanic III	34.47
23040	- Aircraft Mechanic Helper	25.19
23050	- Aircraft Painter	31.35
23060	- Aircraft Servicer	28.42
23070	- Aircraft Survival Flight Equipment Technician	31.35
23080	- Aircraft Worker	30.04
23091	- Aircrew Life Support Equipment (ALSE) Mechanic I	30.04
23092	- Aircrew Life Support Equipment (ALSE) Mechanic II	32.44

23110	- Appliance Mechanic	24.65
23120	- Bicycle Repairer	22.09
23125	- Cable Splicer	42.17
23130	- Carpenter Maintenance	29.50
23140	- Carpet Layer	24.79
23160	- Electrician Maintenance	34.40
23181	- Electronics Technician Maintenance I	33.11

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23182	- Electronics Technician Maintenance II	34.57
23183	- Electronics Technician Maintenance III	35.77
23260	- Fabric Worker	25.82
23290	- Fire Alarm System Mechanic	26.78
23310	- Fire Extinguisher Repairer	25.48
23311	- Fuel Distribution System Mechanic	35.00
23312	- Fuel Distribution System Operator	29.02
23370	- General Maintenance Worker	24.19
23380	- Ground Support Equipment Mechanic	32.44
23381	- Ground Support Equipment Servicer	28.42
23382	- Ground Support Equipment Worker	30.04
23391	- Gunsmith I	25.48
23392	- Gunsmith II	28.56
23393	- Gunsmith III	30.85
23410	- Heating Ventilation And Air-Conditioning	32.24
Mechanic
23411	- Heating Ventilation And Air Contidioning	33.29
Mechanic (Research Facility)

23430	- Heavy Equipment Mechanic	30.06
23440	- Heavy Equipment Operator	35.56
23460	- Instrument Mechanic	30.14
23465	- Laboratory/Shelter Mechanic	29.81
23470	- Laborer	16.28
23510	- Locksmith	28.47
23530	- Machinery Maintenance Mechanic	29.74
23550	- Machinist Maintenance	25.60
23580	- Maintenance Trades Helper	20.79
23591	- Metrology Technician I	30.14
23592	- Metrology Technician II	31.12
23593	- Metrology Technician III	32.03
23640	- Millwright	36.91
23710	- Office Appliance Repairer	28.49
23760	- Painter Maintenance	25.88
23790	- Pipefitter Maintenance	34.77
23810	- Plumber Maintenance	33.60
23820	- Pneudraulic Systems Mechanic	30.85
23850	- Rigger	31.90
23870	- Scale Mechanic	28.56
23890	- Sheet-Metal Worker Maintenance	30.22
23910	- Small Engine Mechanic	24.79
23931	- Telecommunications Mechanic I	30.29
23932	- Telecommunications Mechanic II	31.27
23950	- Telephone Lineman	28.00
23960	- Welder Combination Maintenance	26.78
23965	- Well Driller	34.15
23970	- Woodcraft Worker	30.85
23980	- Woodworker	25.48
24000	- Personal Needs Occupations
24550	- Case Manager	19.53
24570	- Child Care Attendant	14.50
24580	- Child Care Center Clerk	18.09
24610	- Chore Aide	13.99
24620	- Family Readiness And Support Services	19.53
Coordinator
24630	- Homemaker	19.55
25000	- Plant And System Operations Occupations
25010	- Boiler Tender	35.11
25040	- Sewage Plant Operator	34.14
25070	- Stationary Engineer	35.11
25190	- Ventilation Equipment Tender	27.26
25210	- Water Treatment Plant Operator	34.14
27000	- Protective Service Occupations
27004	- Alarm Monitor	30.85
27007	- Baggage Inspector	17.37
27008	- Corrections Officer	29.54

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27010	- Court Security Officer		34.79
27030	- Detection Dog Handler		22.54
27040	- Detention Officer		29.54
27070	- Firefighter		40.04
27101	- Guard I		17.37
27102	- Guard II		22.54
27131	- Police Officer I		38.25
27132	- Police Officer II		42.50
28000	- Recreation Occupations
28041	- Carnival Equipment Operator		16.45
28042	- Carnival Equipment Repairer		17.50
28043	- Carnival Worker		13.26
28210	- Gate Attendant/Gate Tender		18.93
28310	- Lifeguard		13.97
28350	- Park Attendant (Aide)		21.19
28510	- Recreation Aide/Health Facility Attendant		15.45
28515	- Recreation Specialist		26.24
28630	- Sports Official		16.86
28690	- Swimming Pool Operator		22.29
29000	- Stevedoring/Longshoremen Occupational Services
29010	- Blocker And Bracer		34.71
29020	- Hatch Tender		34.71
29030	- Line Handler		34.71
29041	- Stevedore I		32.85
29042	- Stevedore II		36.23
30000	- Technical Occupations
30010	- Air Traffic Control Specialist Center (HFO)	(see 2)	42.26
30011	- Air Traffic Control Specialist Station (HFO)	(see 2)	29.14
30012	- Air Traffic Control Specialist Terminal (HFO)	(see 2)	32.09
30021	- Archeological Technician I		22.27
30022	- Archeological Technician II		24.91
30023	- Archeological Technician III		30.86
30030	- Cartographic Technician		30.86
30040	- Civil Engineering Technician		32.97
30051	- Cryogenic Technician I		27.31
30052	- Cryogenic Technician II		30.17
30061	- Drafter/CAD Operator I		22.27
30062	- Drafter/CAD Operator II		24.91
30063	- Drafter/CAD Operator III		27.78
30064	- Drafter/CAD Operator IV		34.17
30081	- Engineering Technician I		20.07
30082	- Engineering Technician II		22.53
30083	- Engineering Technician III		25.20
30084	- Engineering Technician IV		31.22
30085	- Engineering Technician V		38.19
30086	- Engineering Technician VI		46.21
30090	- Environmental Technician		28.91
30095	- Evidence Control Specialist		24.66
30210	- Laboratory Technician		27.78
30221	- Latent Fingerprint Technician I		30.60
30222	- Latent Fingerprint Technician II		33.80
30240	- Mathematical Technician		30.86
30361	- Paralegal/Legal Assistant I		22.87
30362	- Paralegal/Legal Assistant II		28.34
30363	- Paralegal/Legal Assistant III		33.72
30364	- Paralegal/Legal Assistant IV		41.93
30375	- Petroleum Supply Specialist		30.17
30390	- Photo-Optics Technician		30.86
30395	- Radiation Control Technician		30.17
30461	- Technical Writer I		28.43
30462	- Technical Writer II		34.77
30463	- Technical Writer III		42.06
30491	- Unexploded Ordnance (UXO) Technician I		26.86
30492	- Unexploded Ordnance (UXO) Technician II		32.49
30493	- Unexploded Ordnance (UXO) Technician III		38.95

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30494	- Unexploded (UXO) Safety Escort		26.86
30495	- Unexploded (UXO) Sweep Personnel		26.86
30501	- Weather Forecaster I		34.17
30502	- Weather Forecaster II		41.57
30620	- Weather Observer Combined Upper Air Or Surface Programs	(see 2)	23.99
30621	- Weather Observer Senior	(see 2)	27.77
31000	- Transportation/Mobile Equipment Operation Occupations
31010	- Airplane Pilot		32.49
31020	- Bus Aide		22.23
31030	- Bus Driver		28.82
31043	- Driver Courier		18.04
31260	- Parking and Lot Attendant		13.65
31290	- Shuttle Bus Driver		19.19
31310	- Taxi Driver		15.61
31361	- Truckdriver Light		19.19
31362	- Truckdriver Medium		21.42
31363	- Truckdriver Heavy		23.90
31364	- Truckdriver Tractor-Trailer		23.90
99000	- Miscellaneous Occupations
99020	- Cabin Safety Specialist		15.84
99030	- Cashier		13.60
99050	- Desk Clerk		14.01
99095	- Embalmer		28.38
99130	- Flight Follower		26.86
99251	- Laboratory Animal Caretaker I		14.63
99252	- Laboratory Animal Caretaker II		15.56
99260	- Marketing Analyst		37.45
99310	- Mortician		28.38
99410	- Pest Controller		22.62
99510	- Photofinishing Worker		20.74
99710	- Recycling Laborer		25.80
99711	- Recycling Specialist		29.62
99730	- Refuse Collector		23.87
99810	- Sales Clerk		14.90
99820	- School Crossing Guard		18.89
99830	- Survey Party Chief		34.33
99831	- Surveying Aide		19.69
99832	- Surveying Technician		26.99
99840	- Vending Machine Attendant		18.44
99841	- Vending Machine Repairer		21.16
99842	- Vending Machine Repairer Helpe r		18.44

Note: Executive Order (EO) 13706 Establishing Paid Sick Leave for Federal Contractors applies to all contracts subject to the Service Contract Act for which the contract is awarded (and any solicitation was issued) on or after January 1 2017. If this contract is covered by the EO the contractor must provide employees with 1 hour of paid sick leave for every 30 hours they work up to 56 hours of paid sick leave each year. Employees must be permitted to use paid sick leave for their own illness injury or other health-related needs including preventive care; to assist a family member (or person who is like family to the employee) who is ill injured or has other health-related needs including preventive care; or for reasons resulting from or to assist a family member (or person who is like family to the employee) who is the victim of domestic violence sexual assault or stalking. Additional information on contractor requirements and worker protections under the EO is available at www.dol.gov/whd/govcontracts.

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ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $4.54 per hour up to 40 hours per week or $181.60 per week or $786.93 per month

HEALTH & WELFARE EO 13706: $4.22 per hour up to 40 hours per week or $168.80 per week or $731.47 per month*

*This rate is to be used only when compensating employees for performance on an SCA- covered contract also covered by EO 13706 Establishing Paid Sick Leave for Federal Contractors. A contractor may not receive credit toward its SCA obligations for any paid sick leave provided pursuant to EO 13706.

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor 3 weeks after 5 years and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor wherever employed and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year: New Year’s Day Martin Luther King Jr.’s Birthday Washington’s Birthday Memorial Day Independence Day Labor Day Columbus Day Veterans’ Day Thanksgiving Day and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1) COMPUTER EMPLOYEES: Under the SCA at section 8(b) this wage determination does not apply to any employee who individually qualifies as a bona fide executive administrative or professional employee as defined in 29 C.F.R. Part 541. Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals (29 C.F.R. 541. 400) wage rates may not be listed on this wage determination for all occupations within those job families. In addition because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds $27.63 per hour conformances may be necessary for certain nonexempt employees. For example if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination.

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Additionally because job titles vary widely and change quickly in the computer industry job titles are not determinative of the application of the computer professional exemption. Therefore the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:

(1) The application of systems analysis techniques and procedures including consulting with users to determine hardware software or system functional specifications;

(2) The design development documentation analysis creation testing or modification of computer systems or programs including prototypes based on and related to user or system design specifications;

(3) The design documentation testing creation or modification of computer programs related to machine operating systems; or

(4) A combination of the aforementioned duties the performance of which requires the same level of skills. (29 C.F.R. 541.400).

2) AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

** HAZARDOUS PAY DIFFERENTIAL **

An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordnance explosives and incendiary materials. This includes work such as screening blending dying mixing and pressing of sensitive ordnance explosives and pyrotechnic compositions such as lead azide black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization modification renovation demolition and maintenance operations on sensitive ordnance explosives and incendiary materials. All operations involving re-grading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with or in close proximity to ordnance (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands face or arms of the employee engaged in the operation irritation of the skin minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving unloading storage and hauling of ordnance explosive and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordnance explosives and incendiary material differential pay.

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** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract by the employer by the state or local law etc.) the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition where uniform cleaning and maintenance is made the responsibility of the employee all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount or the furnishing of contrary affirmative proof as to the actual cost) reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However in those instances where the uniforms furnished are made of “wash and wear” materials may be routinely washed and dried with other personal garments and do not require any special treatment such as dry cleaning daily washing or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract by the contractor by law or by the nature of the work there is no requirement that employees be reimbursed for uniform maintenance costs.

** SERVICE CONTRACT ACT DIRECTORY OF OCCUPATIONS **

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations” Fifth Edition (Revision 1) dated September 2015 unless otherwise indicated.

** REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE Standard Form 1444 (SF-1444) **

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e. the work to be performed is not performed by any classification listed in the wage determination) be classified by the contractor so as to provide a reasonable relationship (i.e. appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination (See 29 CFR 4.6(b)(2)(i)). Such conforming procedures shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees (See 29 CFR 4.6(b)(2)(ii)). The Wage and Hour Division shall make a final determination of conformed classification wage rate and/or fringe benefits which shall be paid to all employees performing in the classification from the first day of work on which contract work is performed by them in the classification. Failure to pay such unlisted employees the compensation agreed upon by the interested parties and/or fully determined by the Wage and Hour Division retroactive to the date such class of employees commenced contract work shall be a violation of the Act and this contract. (See 29 CFR 4.6(b)(2)(v)). When multiple wage determinations are included in a contract a separate SF-1444 should be prepared for each wage determination to which a class(es) is to be conformed.

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The process for preparing a conformance request is as follows:

1) When preparing the bid the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award the contractor prepares a written report listing in order the proposed classification title(s) a Federal grade equivalency (FGE) for each proposed classification(s) job description(s) and rationale for proposed wage rate(s) including information regarding the agreement or disagreement of the authorized representative of the employees involved or where there is no authorized representative the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action together with the agency’s recommendations and pertinent information including the position of the contractor and the employees to the U.S. Department of Labor Wage and Hour Division for review (See 29 CFR 4.6(b)(2)(ii)).

4) Within 30 days of receipt the Wage and Hour Division approves modifies or disapproves the action via transmittal to the agency contracting officer or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour Division’s decision to the contractor.

6) Each affected employee shall be furnished by the contractor with a written copy of such determination or it shall be posted as a part of the wage determination (See 29 CFR 4.6(b)(2)(iii)).

Information required by the Regulations must be submitted on SF-1444 or bond paper.

When preparing a conformance request the “Service Contract Act Directory of Occupations” should be used to compare job definitions to ensure that duties requested are not performed by a classification already listed in the wage determination. Remember it is not the job title but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split combine or subdivide classifications listed in the wage determination (See 29 CFR 4.152(c)(1)).”

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Mod WO-ROC (Rev. 6.0, 11/1/18)	Modification Without Release of Claims

Modification Number 04

SUBCONTRACTOR:	Perma-Fix Environmental Services, Inc.	CONTRACTOR:	Triad National Security, LLC
Address:	1093 Commerce Park Drive, Ste. 300, Oak Ridge, TN 37830	Address:	P.O. Box 1663, MS E540 Los Alamos, NM 87544
Contact:	Tracey Spencer, Contract Administration Manager	Subcontract Administrator:	Joleen Montoya
Telephone:	(865) 690-0501 ext. 2081 - office	Telephone:	505-695-4359
E-mail:	tspencer@perma-fix.com	E-mail:	montoyaj@lanl.gov

SUBCONTRACTOR [X] is [  ] is not required to sign this modification.

The subcontract between CONTRACTOR and SUBCONTRACTOR modified as described herein. Except as modified, all other terms and conditions remain unchanged and in full force and effect. This modification is effective on the date of signature by the last party to sign.

MODIFICATION: This modification will correct the number sequence of modification no. 4, dated 8/11/2020 to read modification no. 3 and the following changes listed below:

1.	Subcontract Form of Agreement (dated February 23, 2020), Article 6 Ceiling Price is replaced in its entirety with the below:

CEILING PRICE:

This subcontract is priced on a Time-and-Materials basis. The Ceiling Price for all work called for under this subcontract is Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00). Payments will be made to SUBCONTRACTOR in accordance with the prices set forth in Exhibit “C” and with the payment provisions of this subcontract. The SUBCONTRACTOR waives its right to monies to which it might otherwise have been entitled for any amount expended in excess of the ceiling price.

2.	Exhibit “B” Special Conditions (dated July 22, 2019), SC-105 Limitation of Funds is replaced in its entirety with the below:

SC-105 LIMITATION OF FUNDS (Aug 2014)

(a) The amount of funds presently available for payment by CONTRACTOR and allotted to this subcontract is Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00). SUBCONTRACTOR shall perform or have performed Work up to the point at which the total amount paid and payable approximates, but does not exceed the total amount actually allotted.

(b) CONTRACTOR will allot additional funds incrementally to the subcontract up to the full subcontract ceiling, provided funds are made available by GOVERNMENT. Directed Change Orders issued under the Changes clause shall not be considered an authorization to exceed the allotted amount.

(c) SUBCONTRACTOR shall notify CONTRACTOR in writing whenever it has reason to believe that the amount to be invoiced under this subcontract in the next thirty (30) days, when added to all previously invoiced amounts, will exceed 80% of the total funds allotted. Upon notification, CONTRACTOR will allot additional funds or may suspend or terminate the subcontract in accordance with its terms.

Subcontract No. MTOA 573512	Page 1 of 3

Mod WO-ROC (Rev. 6.0, 11/1/18)	Modification Without Release of Claims

	(c)	SUBCONTRACTOR is not authorized to continue performance or otherwise incur costs in excess of the allotted funds, unless one of the following exceptions applies: (1) if required to protect and maintain the Work in accordance with General Condition GC-44 SUSPENSION; or (2) protect and preserve the property related to this subcontract in accordance with GC- 47(x) TERMINATION FOR CONVENIENCE.

3.	Exhibit “B” Special Conditions (dated July 22, 2019), SC-3A Commencement, Progress, and Completion of Work is replaced in its entirety with SC-3C Commencement, Progress, and Completion of the Work as shown below:

SC-3C	COMMENCEMENT, PROGRESS AND COMPLETION OF THE WORK [Task Order Agreement] (Jun 2009)

	(a)	Notwithstanding anything contained in the subcontract documents to the contrary, this “subcontract” does not procure or specify a firm quantity of services from SUBCONTRACTOR. It is a blanket agreement for the work or services specified in Exhibit D, Scope of Work, and provides the terms and conditions that will be applicable to any bilateral written task orders (i.e., orders for the performance of tasks during the period of performance) issued hereunder.

Base Year Period of Performance: June 04, 2019 through March 31, 2021.

	(b)	SUBCONTRACTOR’S authority to perform work under this “subcontract” is contingent upon the issuance of one or more task orders. When a task order is issued, SUBCONTRACTOR shall furnish sufficient personnel, equipment, and facilities and shall work such hours to assure prosecution of the work to completion in accordance with the schedule contained in any task order.

	(c)	The initial term of this “subcontract” during which task orders may be issued hereunder is twelve (12) months beginning on the effective date of this “subcontract”. The term of this “subcontract” may be extended for up to twenty four (24) months beyond the initial term by giving written notice to the SUBCONTRACTOR by the date specified as the expiration date of the subcontract. CONTRACTOR will attempt to give the SUBCONTRACTOR a preliminary written notice of its intent to extend the term of the subcontract at least sixty (60) days before the then current expiration date; however, the preliminary notice shall not be a commitment by CONTRACTOR to extend the term of the subcontract. Failure to provide the preliminary notice at least sixty (60) days before the current expiration date does not prevent CONTRACTOR from the exercise of an option. The exercise of an option to extend the term of this subcontract shall be accomplished by a bilateral written subcontract modification issued by CONTRACTOR. Such extensions may be made from time to time or in one modification. The period of performance of tasks ordered and delivery dates for any deliverable items shall be specified in each task order.

	(d)	The maximum cumulative dollar value of all task orders that may be issued pursuant to this “subcontract” is the ceiling price set forth below. A price ceiling will also be established for each task order and cannot be exceeded, except by mutual written agreement of the parties. The ceiling price for all work called for under this “subcontract” is Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00). SUBCONTRACTOR waives its right to monies to which it might otherwise have been entitled for any amount expended in excess of the ceiling price for this “subcontract”.

Subcontract No. MTOA 573512	Page 2 of 3

Mod WO-ROC (Rev. 6.0, 11/1/18)	Modification Without Release of Claims

(e)	CONTRACTOR may issue one or more task orders to SUBCONTRACTOR for work or services required by CONTRACTOR. When and if ordered by CONTRACTOR and accepted by SUBCONTRACTOR, SUBCONTRACTOR shall perform the work or furnish the services specified in a task order. Each task order issued shall: (1) be deemed to be an individual subcontract priced upon the basis specified in the task order; (2) contain a price ceiling that cannot be exceeded without mutual written agreement of the parties; and (3) be subject to the terms and conditions of this “subcontract”. In the event of conflict between a task order and this “subcontract”, this “subcontract” shall control. SUBCONTRACTOR shall complete any task order issued during the effective period of this “subcontract” and not completed within that period within the time specified in the task order. This “subcontract” shall govern the rights and obligations of the parties with respect to that task order to the same extent as if the task order was completed during the effective period of this “subcontract”.

(f)	When applicable, SUBCONTRACTOR shall be required to submit certified cost or pricing data to CONTRACTOR prior to the issuance of a task order.

Subcontract ceiling before modification:	$25,000,000.00
Dollar amount of this modification:	$13,500,000.00
Subcontract ceiling as modified:	$38,500,000.00

The undersigned personally assert authorization to execute this modification on behalf of the parties.

For SUBCONTRACTOR:		For CONTRACTOR:

By:		By:

Name:	Tracey Testerman Spencer	Name:	Joleen Montoya

Title:	Contract Administration Manager	Title:	Procurement Specialist

Date:	November 12, 2020	Date:

Subcontract No. MTOA 573512	Page 3 of 3